                                                                  EXHIBIT 10.185



                            ASSET PURCHASE AGREEMENT

                                    BETWEEN


                            UNIVERSAL OUTDOOR, INC.
                                   ("BUYER")



                                      AND


                       PAXSON COMMUNICATIONS CORPORATION
                                   ("SELLER")





                              OCTOBER 24, 1997

                               TABLE OF CONTENTS

1.       DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -1-

2.       BASIC TRANSACTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -4-
         (a)     PURCHASE AND SALE OF ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -4-
         (b)     ASSUMPTION OF LIABILITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -4-
         (c)     PURCHASE PRICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -4-
         (d)     PRORATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -5-
         (e)     THE CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -6-
         (f)     DELIVERIES AT THE CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -6-

3.       REPRESENTATIONS AND WARRANTIES OF THE SELLER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -7-
         (a)     ORGANIZATION OF THE SELLER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -7-
         (b)     AUTHORIZATION OF TRANSACTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -7-
         (c)     NONCONTRAVENTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -7-
         (d)     BROKERS' FEES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -8-
         (e)     TITLE TO ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -8-
         (f)     FINANCIAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -8-
         (g)     EVENTS SUBSEQUENT TO DECEMBER 31, 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -8-
         (h)     UNDISCLOSED LIABILITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -9-
         (i)     LEGAL COMPLIANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -9-
         (j)     LITIGATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -9-
         (k)     TAX MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -9-
         (l)     EMPLOYMENT MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
         (m)     EMPLOYEE BENEFIT PLANS AND POLICIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
         (n)     LEASES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
         (o)     DISPLAYS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
         (p)     CONTRACTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
         (q)     PERMITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
         (r)     STATUS OF ACCOUNTS RECEIVABLE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
         (s)     UNBUILT LOCATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
         (t)     NO CONTINUING INTEREST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
         (u)     TANGIBLE ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
         (v)     ENVIRONMENT, HEALTH, AND SAFETY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
         (w)     BARTERING/TRADE OUTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-
         (x)     STRUCTURES ON I-75 AND HIGHWAY 50  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-
         (y)     PERMANENT EASEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-
         (z)     DISCLOSURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-

4.       REPRESENTATIONS AND WARRANTIES OF THE BUYER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-
         (a)     ORGANIZATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-
         (b)     AUTHORIZATION AND ENFORCEABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-
         (c)     NONCONTRAVENTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-


         (d)     BROKERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-
         (e)     COMPLIANCE WITH LAWS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-
         (f)     DISCLOSURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-

5.       PRE-CLOSING COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-
         (a)     GENERAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -15-
         (b)     NOTICES AND CONSENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -15-
         (c)     NOTICES UNDER CONTRACTS AND LEASES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -15-
         (d)     OPERATION OF BUSINESS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -15-
         (e)     PRESERVATION OF BUSINESS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -15-
         (f)     FULL ACCESS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -15-
         (g)     NOTICE OF DEVELOPMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -15-
         (h)     EXCLUSIVITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -15-

6.       POST-CLOSING COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -16-
         (a)     GENERAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -16-
         (b)     TRANSITION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -16-
         (c)     NON-INTERFERENCE AND CONFIDENTIALITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -16-
         (d)     CERTAIN TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -16-
         (e)     SETTLEMENT OF LITIGATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -16-

7.       CONDITIONS TO OBLIGATION TO CLOSE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -17-
         (a)     CONDITIONS TO OBLIGATION OF THE BUYER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -17-
         (b)     CONDITIONS TO OBLIGATION OF THE SELLER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -19-

8.       INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -20-
         (a)     BY SELLER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -20-
         (b)     BY BUYER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -20-
         (c)     CLAIMS PROCEDURES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -20-
         (d)     OTHER REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-

9.       [INTENTIONALLY OMITTED.] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-

10.      MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
         (a)     SURVIVAL OF REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
         (b)     PRESS RELEASES AND PUBLIC ANNOUNCEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
         (c)     NO THIRD PARTY BENEFICIARIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
         (d)     ENTIRE AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
         (e)     SUCCESSION AND ASSIGNMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
         (f)     COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
         (g)     HEADINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -22-
         (h)     NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -22-
         (i)     AMENDMENTS AND WAIVERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -22-

         (j)     SEVERABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -23-
         (k)     EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -23-
         (l)     CONSTRUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -23-
         (m)     INCORPORATION OF EXHIBITS AND SCHEDULES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -23-
         (n)     SPECIFIC PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -23-
         (o)     BULK TRANSFER LAWS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -23-


                                        EXHIBITS


EXHIBIT A-1      Form of Bill of Sale
EXHIBIT A-2      Form of Assignment and Assumption of Leases
EXHIBIT A-3      Form of Assignment and Assumption of Advertising Contracts
EXHIBIT A-4      Form of Assignment and Assumption of Permits
EXHIBIT B        Form of Non-Interference and Non-Disclosure Agreement
EXHIBIT C        Form of Settlement Agreement

                            ASSET PURCHASE AGREEMENT


         THIS AGREEMENT is made and entered into on October 24, 1997, by and between Universal Outdoor, Inc., an Illinois corporation (the "BUYER"), and Paxson Communications Corporation, a Delaware corporation d/b/a Paxson Outdoor, Inc. (the "SELLER"). The Buyer and the Seller are referred to collectively herein as the "Parties."

         This Agreement contemplates a transaction in which the Buyer will purchase certain assets of the Seller in return for cash.

         NOW, THEREFORE, in consideration of the mutual promises herein made, and in further consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows:

1.       DEFINITIONS.

         As used in this Agreement, the following capitalized words and phrases shall have the following meanings:

         (a) "ACQUIRED ASSETS" means all right, title, and interest in and to all of the outdoor advertising sign assets and properties of the Seller located in the Tampa, Florida metropolitan area, including all of the Displays, Leases, Contracts, Permits, Unbuilt Locations and Other Assets of the Seller located at or pertaining to the Locations, excluding those accounts receivable arising under the Contracts regarding advertising services delivered or made available by the Seller prior to the Effective Date.

         (b) "ADVERSE CONSEQUENCES" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

         (c) "ASSUMED LIABILITIES" means the Liabilities of the Seller which arise or have arisen after the Effective Date in the Ordinary Course of Business under the Leases, Contracts and Permits; provided, however, that the "Assumed Liabilities" shall not include any Liability resulting from, arising out of, relating to, in the nature of, or caused by any breach of contract, breach of warranty, tort, infringement or violation of law. Except as specifically set forth above, the term "Assumed Liabilities" shall not include any other Liabilities of the Seller.

         (d) "BASIS" means any past or present fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms or could form the basis for any specified consequence.

         (e)     "BUYER" has the meaning set forth in the preface above.

         (f) "CLOSING" means the exchange of executed agreements, instruments and documents and the payment of the agreed-upon consideration with respect to the transactions contemplated by this Agreement.

         (g) "CLOSING DATE" has the meaning set forth in Section 2(e) below.

         (h)     "CODE" means the Internal Revenue Code of 1986, as amended.

         (i) "CONTRACTS" means and includes all of the advertising contracts of the Seller for each of the Locations, including but not limited to the Contracts listed on Schedule 1(i), attached hereto.

         (j) "DISCLOSURE SCHEDULE" has the meaning set forth in Section 3 below.

         (k) "DISPLAYS" means and includes all of the sign structures, panels, light fixtures, electrical hook-ups, catwalks, communications equipment, appurtenances and other personal property owned and used by the Seller in the operation of the Seller's existing bulletin, junior poster, eight-sheet painted walls and other outdoor advertising displays (including but not limited to the outdoor advertising displays located at the Locations).

         (l)     "EFFECTIVE DATE" shall mean October 1, 1997.

         (m) "ENVIRONMENTAL, HEALTH, AND SAFETY LAWS" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conversation and Recovery Act of 1976, and the Occupational Safety and Health Act of 1970, each as amended, together with all other laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state and local governments (and all agencies thereof) concerning pollution or protection of the environment, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes.

         (n)     [INTENTIONALLY OMITTED.]

         (o) "GAAP" means United States generally accepted accounting principles as in effect from time to time.

         (p) "KNOWLEDGE" means actual knowledge after reasonable investigation.

         (q) "LEASES" means and includes all of the rights, title, easements, leases, leasehold interests, licenses, agreements, understandings, interests and arrangements of the Seller regarding the rights of use of each of the Locations, including but not limited to the Leases listed on Schedule 1(q), attached hereto and the easements listed on Schedule 3(y), attached hereto.

         (r) "LIABILITY" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

         (s) "LOCATION(S)" means one or more of the existing or unbuilt outdoor advertising display locations of the Seller, including those listed on
Schedule 1(s), attached hereto.

         (t)     [INTENTIONALLY OMITTED.]

         (u)     [INTENTIONALLY OMITTED.]

         (v)     [INTENTIONALLY OMITTED.]

         (w)     [INTENTIONALLY OMITTED.]

         (x) "ORDINARY COURSE OF BUSINESS" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

         (y) "OTHER ASSETS" means the motor vehicles, office equipment, machinery, furniture, inventory, supplies, parts, customer lists, telephone numbers and listings, business records and other assets and properties of the Seller listed on Schedule 1(y), attached hereto.

         (z)     "PARTY" has the meaning set forth in the preface above.

         (aa) "PERMITS" means the state and local permits, authorizations, and governmental approvals required for the use and operation of the Displays at the Locations, which Permits are listed on Schedule 1(aa), attached hereto.

         (ab) "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

         (ac) "PRORATIONS" means the prorations and purchase price adjustments referred to in Section 2(d) below and elsewhere in this Agreement.

         (ad) "PURCHASE PRICE" has the meaning set forth in Section 2(c) below.

         (ae) "SECURITY INTEREST" means any mortgage, pledge, lien, claim, encumbrance, charge or other security interest, other than liens for Taxes not yet due and payable.

         (af) "SELLER" has the meaning set forth in the preface above. The term "Seller" specifically includes without limitation Paxson Outdoor, Inc., a Florida corporation which has been merged with and into the Seller.

         (ag) "TAX" means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code #59A), customs duties, capital stock franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value-added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

         (ah) "TAX RETURN" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

         (ai) "UNBUILT LOCATIONS" means and includes any complete or partially complete Displays and any Leases, Contracts or Permits, as well as any right, title, interest or expectancy in any Location where the Seller has planned, contemplated or worked upon the possibility of outdoor advertising at any time prior to the date of this Agreement but which has not yet been constructed or completed, including each of the Locations identified on
Schedule 1(ai), attached hereto.

2.       BASIC TRANSACTION.

         (a) PURCHASE AND SALE OF ASSETS. On and subject to the terms and conditions of this Agreement, the Buyer agrees to purchase from the Seller, and the Seller agrees to sell, transfer, convey, and deliver to the Buyer, all of the Acquired Assets at the Closing for the consideration specified below in this Section 2.

         (b) ASSUMPTION OF LIABILITIES. On and subject to the terms and conditions of this Agreement, the Buyer agrees to assume and become responsible for the Assumed Liabilities at the Closing. The Seller expressly acknowledges, agrees and understands that the Buyer will not assume or have any responsibility with respect to any other Liability of the Seller not included within the definition of Assumed Liabilities; rather, the Seller shall retain any and all such Liabilities and shall pay, honor, perform, discharge, satisfy and, if appropriate, defend and indemnify the Buyer against, the same in a prompt and timely manner.

         (c) PURCHASE PRICE. In consideration of the Buyer's purchase and the Seller's sale of the Acquired Assets, the Buyer agrees to pay to the Seller the sum of Four Million Five Hundred Thousand Dollars ($4,500,000), plus or minus the Prorations (the "PURCHASE PRICE"), by delivery of cash in the amount of Four Million Five Hundred Thousand Dollars ($4,500,000), plus or minus the Prorations, at the Closing, payable to the Seller by wire transfer or delivery of other immediately available funds. At the Closing, the Seller shall render an accounting as to the Prorations with respect to all periods through and including the Effective Date (excluding October, 1997 receipts and rental payments) in accordance with Section 2(d) below and the Purchase Price shall be adjusted accordingly. Following the Closing, the Parties shall render a final accounting as to the Prorations pertaining to October, 1997 receipts and expenses in accordance with Section 2(d) below and the Purchase Price will be further adjusted accordingly. Wire transfer instructions for payments to the Seller hereunder are attached hereto as Schedule 2(c).

         (d)     PRORATIONS.

                 (i) ITEMS TO BE PRORATED. The Purchase Price is subject to the following adjustments and prorations (the "PRORATIONS"): It is the intention of the Parties that all items of income and expense relating to the Acquired Assets will be prorated as of the Effective Date, with the Seller benefitting or being liable (as the case may be) to the extent such items relate to any time period up to and including the Effective Date and the Buyer benefitting or being liable (as the case may be) to the extent such items relate to periods on or subsequent to the Effective Date, including without limitation (a) all rental payments under the Leases; (b) all invoices and receipts regarding advertising billings under the Contracts; (c) other items payable by or to the Seller under any Contract or Lease to be assigned to or assumed by the Buyer hereunder; (d) personal property, real estate, occupancy and water taxes, if any, on or with respect to the Acquired Assets; (e) the amount of sewer rents and charges for water, telephone, electricity and other utilities and fuel as to the Locations; (f) all rentals that are or would be payable or have accrued pursuant to "percentage rental" lease provisions; (g) all other items of income or expense to the extent not specifically referenced in clauses (a) through (f) above which are normally prorated in connection with similar transactions.

                 (ii) PAYMENTS UNDER CONTRACTS AND LEASES. The Seller has issued bills to all advertisers under the Contracts for the month of October, 1997, which billings total $67,570.68 in the aggregate. The Seller has paid all of the October, 1997 rental payments under the Leases, which rental payments total $24,910.88 in the aggregate. Until such time as the Parties complete the post-closing accounting provided for below, the Seller shall be permitted to continue to collect, endorse and deposit all payments sent to the Seller with respect to the October, 1997 billings; provided, however, the Seller understands and acknowledges that such receipts are the property of the Buyer and shall be credited to the Buyer as part of the post-closing accounting. After completion of the post-closing accounting, any amounts received by the Seller for October, 1997 billings (or billings for any subsequent billing periods) promptly shall be forwarded to the Buyer in the form received by the Seller, properly endorsed by the Seller to the extent appropriate. Likewise, any amounts received by the Buyer for pre-October, 1997 billings promptly shall be forwarded to the Seller in the form received by the Buyer, properly endorsed by the Buyer, to the extent appropriate. A list of percentage Leases with the date of expiration is attached hereto as Schedule 2(d)(ii). No amounts are outstanding under any such percentage Leases for any period(s) prior to the Effective Date, except as set forth on Schedule 2(d)(ii).

                 (iii) ACCOUNTING AT TIME OF CLOSING. At the Closing, the Seller shall render an accounting as to the Seller's good faith estimate of the Prorations, as of the Effective Date, except that (A) the Seller shall not receive a credit at the Closing for any October, 1997 rental payments made by the Seller on behalf of the Buyer in accordance herewith, and (B) the Buyer shall not receive a credit at the Closing for any October,1997 billings collected by the Seller on behalf of the Buyer in accordance herewith. To the extent any amounts are due under any of the percentage Leases for any period of time through the Effective Date, the Seller shall prorate the same and give the Buyer an appropriate credit for the same at the Closing.

                 (iv) POST-CLOSING ACCOUNTING. Not less than sixty (60) nor more than seventy-five (75) days after the Closing:

                          (A)     The Seller shall account to the Buyer as to
all October, 1997 billings collected by the Seller. The Seller shall pay to the Buyer at the time of such accounting an amount equal to the October, 1997 billings so collected less the aggregate amount of the October, 1997 rental payments made by the Seller under the Leases (and any other proratable expenses paid by the Seller which were not included in the Closing Prorations). To the extent the billings collected by the Seller shall be less than the rental payments made by the Seller, the Buyer shall pay the difference to the Seller within ten (10) days after the Seller accounts to the Buyer. After the Seller accounts to the Buyer as to all October, 1997 billings and October, 1997 rent, the Seller shall no longer be permitted to collect the October, 1997 billings (except for the limited purpose of endorsing and transmitting the same to the Buyer).

                          (B)       The Buyer shall render a final accounting
to the Seller as to any changes in the Prorations calculated by the Seller at the Closing. To the extent either Party is determined to owe any amount to the other Party as a result of such updated Prorations, such payment shall be made within ten (10) days.

                 (v) ESTIMATES. If current payments with respect to items to be prorated pursuant to this Section 2(d) are not ascertainable on or before the date of the post-closing accounting referred to above, such payments shall be prorated on the basis of the most recently ascertainable bill therefor and shall be reprorated between the Seller and the Buyer when the current bills with respect to such items have been issued and a cash settlement shall be made within thirty (30) days thereafter.

         (e) THE CLOSING. The Closing shall take place at the offices of Universal Outdoor, Inc., Orlando, Florida commencing at 10:00 a.m. local time on the second business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself), or such other date as the Parties may mutually determine (the "CLOSING DATE").

         (f) DELIVERIES AT THE CLOSING. At the Closing, (i) the Seller will deliver to the Buyer the various certificates, instruments and documents referred to in Section 7(a) below; (ii) the

Buyer will deliver to the Seller the various certificates, instruments and documents referred to in Section 7(b) below; (iii) the Seller will execute, acknowledge (if appropriate), and deliver to the Buyer (A) bills of sale and assignments in the forms attached hereto as Exhibits A-1 through A-4 and (B) such other instruments of sale, transfer, conveyance and assignment as the Buyer and its counsel reasonably may request, (iv) the Buyer will execute, acknowledge (if appropriate), and deliver to the Seller (A) the assignment and assumption agreements in the forms attached hereto as Exhibits A-2 through A-4, and (B) such other instruments of assumption as the Seller and its counsel reasonably may request, and (v) the Buyer will deliver to the Seller the consideration specified in Section 2(c) above.

3.       REPRESENTATIONS AND WARRANTIES OF THE SELLER.

         The Seller represents and warrants to the Buyer that the statements contained in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3), except as set forth in the disclosure schedule accompanying this Agreement and initialed by the Parties (the "DISCLOSURE SCHEDULE"). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 3.

         (a) ORGANIZATION OF THE SELLER. The Seller is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Seller is legally qualified to transact business in all other jurisdictions in which it currently conducts business relative to the Acquired Assets. Seller has the full power and authority, corporate and otherwise, to own, lease, and operate the Acquired Assets and to conduct its business as currently conducted in the places where the Acquired Assets are now located.

         (b) AUTHORIZATION OF TRANSACTION. The Seller has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the board of directors of the Seller has duly authorized the execution, delivery and performance of this Agreement by the Seller. This Agreement constitutes the valid and legally binding obligation of the Seller, enforceable in accordance with its terms and conditions.

         (c) NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Seller is subject or any provision of the charter or by-laws of the Seller or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any of the Seller is a party or by which it is bound or to which any of the Acquired Assets is subject (including but not limited to the Leases, Contracts and Permits).

         (d) BROKERS' FEES. The Seller has no Liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which the Buyer could become liable or obligated.

         (e) TITLE TO ASSETS. Paxson Outdoor, Inc., a Florida corporation ("Paxson Outdoor") has been merged with and into the Seller. Immediately prior to the merger, Paxson Outdoor was the sole and exclusive owner of the Acquired Assets. As a result of the merger, the Seller has good and marketable title to, or a valid leasehold interest in, all of the Acquired Assets, free and clear of any Security Interest or restrictions on transfer of any nature. If and to the extent that after the Closing the Buyer discovers any Security Interest or restriction on transfer as to any of the Acquired Assets, the Seller will cause the same to be released, removed or otherwise resolved to the Buyer's satisfaction in a prompt manner. The Acquired Assets constitute all of the assets and properties of the Seller owned and/or used by the Seller in the operation of the Seller's outdoor advertising business in the Tampa, Florida metropolitan area.

         (f) FINANCIAL INFORMATION. Attached hereto as Schedule 3(f) is Seller's advertising billing and expense information for the twelve (12) month period ended September 30, 1997, which billing information (a) is true, correct and complete, (b) has been prepared in the ordinary course of Seller's business and on a consistent basis throughout the periods covered thereby, (c) reflects the most recent financial information regarding the Acquired Assets, (d) includes all outdoor advertising revenues less agency expenses earned by Seller, and (e) reflects all of Seller's expenses relating to the operation of the Acquired Assets (including but not limited to all leasehold expenses, utilities, production costs, maintenance costs and internal sales expenses).

         (g) EVENTS SUBSEQUENT TO DECEMBER 31, 1996. Since December 31, 1996, there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects of the Seller. Without limiting the generality of the foregoing, since that date:

                 (i) no party (including the Seller) has accelerated, terminated, modified, or cancelled any of the Contracts, Leases, or Permits;

                 (ii) the Seller has not delayed or postponed the payment of any material expense;

                 (iii) the Seller has not imposed any Security Interest upon any of the Acquired Assets;

                 (iv) the Seller has not granted any license or sublicense of any rights under or with respect to any of the Acquired Assets;

                 (v) the Seller has not experienced any damage, destruction, or loss (whether or not covered by insurance) to any of the Acquired Assets;

                 (vi) there has not been any other material adverse occurrence, event, incident, action, failure to act, or transaction outside the Ordinary Course of Business involving the Seller or the Acquired Assets; and

                 (vii)    the Seller has not committed to any of the foregoing.

         (h) UNDISCLOSED LIABILITIES. To Seller's Knowledge, the Seller does not have any Liability (and there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against the Seller giving rise to any Liability) pertaining to the Acquired Assets except for Liabilities arising in the Ordinary Course of Business under the Contracts, Leases and Permits to be transferred hereunder (none of which Liabilities has been caused by, relates to, has arisen from or is in the nature of a breach or violation of any of such Contracts, Leases or Permits, or a constitutes a tort, infringement or violation of the law or the rights of any third party).

         (i) LEGAL COMPLIANCE. The Seller and its affiliates have complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings and charges thereunder) of federal, state and local governments (and all agencies thereof), in connection with the use of the Acquired Assets and the operation of Seller's outdoor advertising business, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand or notice has been filed or commenced against any of them alleging any failure so to comply. Without limiting the generality of the foregoing, Seller shall comply with all requirements of the Delaware Corporation Law relative to this transaction, and Seller will deliver to the Buyer, upon request, certified copies of resolutions of Seller's directors authorizing the negotiation and consummation of this transaction, whether or not required by applicable law.

         (j) LITIGATION. There is no action, proceeding or investigation pending or threatened against the Seller, or involving any of the Acquired Assets, before any court or before any governmental department, commission, board, agency or instrumentality, nor does the Seller know of any Basis for any such action, proceeding or investigation which could result in any order, injunction or decree against the Seller or otherwise involve or adversely effect any of the Acquired Assets. The Seller agrees that it shall retain all liability for any pending and/or threatened action, proceeding, investigation or litigation, regardless of whether the same has been disclosed to the Buyer.

         (k) TAX MATTERS. The Seller has filed all Tax Returns that it was required to file. All such Tax Returns were correct and complete in all respects. To Seller's Knowledge, all Taxes owed by the Seller (whether or not shown on any Tax Return) have been paid. The Seller currently is the beneficiary of no extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where the Seller does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the Acquired Assets that arose or will arise in connection with any failure (or alleged failure) by the Seller to pay any Tax. The Seller has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party. No director or officer (or employee responsible for Tax matters) of the Seller expects any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax Liability of the Seller either (A) claimed or raised by any authority in writing or (B) as to which any of the directors and officers (and employees responsible for Tax matters) of the Seller has Knowledge.

         (l) EMPLOYMENT MATTERS. There are no employment discrimination or other claims by employees, or any unfair labor practice charges pending or threatened against the Seller. The Seller has not engaged in any unfair or discriminatory labor practices, and there is no strike, dispute, grievance, request for representation or work stoppage pending or threatened against the Seller, by or with respect to any of its current or former employees. The Seller shall be responsible for terminating (or causing the termination of) all employees and contractors who have any claim to continued business relations with the Seller following the Closing and with providing any notice of layoff or plant closing required in connection with the transaction contemplated herein pursuant to any federal law, and any applicable state or local plant closing notification statute. The Seller shall bear any liability or obligation that may arise or accrue as the result of improper or untimely notice of termination or that may arise from any person claiming wrongful termination or change of employment as a result of the actions of the Seller prior to Closing or of the terminations pursuant to this Section.

         (m)     EMPLOYEE BENEFIT PLANS AND POLICIES.   The Buyer shall not
assume or otherwise become liable under any (i) of Seller's life, health, accident or disability or any other "employee welfare benefit plans" as defined in Section 3(l) of ERISA, or (ii) any of Seller's "employee pension benefit plans" as defined in Section 3(2) of ERISA. If any employees of the Seller are entitled to continuation coverage under applicable group health plans, Seller shall be responsible to offer such coverage in accordance with applicable laws.

         (n) LEASES. Schedule 1(q) lists and describes briefly all of the Leases. The Seller has delivered to the Buyer correct and complete copies of the Leases. With respect to each Lease listed in Schedule 1(q):

                 (i) the Lease is legal, valid, binding, enforceable in accordance with its terms, and in full force and effect and is fully transferable and permits the continued presence of any Display(s) located thereon;

                 (ii) the Lease will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby (including the assignments and assumptions referred to in Section 2 above);

                 (iii) all contractual Lease payments either have been or will be made by the Seller through the Closing, Seller is not in breach or default and, to Seller's Knowledge, no other party to the Lease is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration thereunder;

                 (iv) neither Seller, nor to Seller's Knowledge, any other party to the Lease has repudiated any provision thereof;

                 (v) there are no disputes, oral agreements, or forbearance programs in effect as to the Lease;

                 (vi) the Seller has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the leasehold;

                 (vii) all leased locations have received all approvals of governmental authorities (including licenses and permits) required in connection with the operation thereof as presently conducted and have been operated and maintained in accordance with applicable laws, rules, and regulations;

                 (viii) all leased Locations are supplied with utilities and other services necessary for their operation as currently operated; and

                 (ix) to Seller's Knowledge, the owner of each leased Location has good and marketable title to the parcel of real property, free of restrictions which impair the current use, occupancy, or value of the portion of such real estate leased to the Seller.

         (o) DISPLAYS. The Displays are in good working order and repair, ordinary wear and tear excepted, and comply in all material respects with all applicable building codes, zoning and other regulations of entities having jurisdiction over the construction and maintenance of the Displays, and are fit for their intended purpose in accordance with industry standards. There are a total of 81 Displays with a total of 178 advertising faces among the Assets being purchased by the Buyer hereunder.

         (p) CONTRACTS. The Contracts are legal, valid, binding and in full force and effect and are fully transferable. Neither the Seller nor, to the Seller's Knowledge, any advertiser is in default under any Contract. Neither the execution nor consummation of this Agreement will cause the termination or violation of any Contract to be assumed by the Buyer pursuant to this Agreement.

         (q) PERMITS. The Permits are the only permits and other federal, state and local authorizations and approvals necessary to allow the continued presence of the Displays where the same are located. All applicable fees for such Permits have been paid through the Closing Date. All of the Permits are valid and in full force and effect and are fully transferable. To the Seller's Knowledge, neither the execution nor the consummation of this Agreement will cause the termination of any Permit. The Seller agrees to cooperate fully with the Buyer in renewing any Permit after the Closing.

         (r) STATUS OF ACCOUNTS RECEIVABLE. The outstanding accounts receivable of the Seller relating to advertising services delivered or made available after the Effective Date, are current and collectible in the Ordinary Course of Business. In accordance with Section 2(d) above, the Seller shall continue its normal and customary collection efforts with regard to such accounts receivable and shall not make any operational changes except as shall be mutually agreed by the Buyer and the Seller. All of the accounts receivable of the Seller arose out of bona fide transactions in the Ordinary Course of Business and are not subject to any right of offset or counterclaim.

         (s) UNBUILT LOCATIONS. Schedule 1(ai) contains a complete listing of the Unbuilt Locations of the Seller.


         (t) NO CONTINUING INTEREST. Following the Closing, neither the Seller nor any other officer, director, shareholder or employee of the Seller will have any direct, indirect or beneficial ownership or other financial interest in any real or personal property which is in any way involved with or related to the operation of any of the Locations or Displays being purchased by the Buyer hereunder.

         (u) TANGIBLE ASSETS. The Acquired Assets are free from material defects (patent and latent), have been maintained in accordance with normal industry practice, are in good operating condition and repair (subject to normal wear and tear), and are suitable for the purposes for which they presently are used. The inventory of the Seller consists of raw materials and supplies, parts, goods in process, and finished goods, all of which are merchantable and fit for the purpose for which they were procured or manufactured.

         (v) ENVIRONMENT, HEALTH, AND SAFETY. The Seller and affiliates (and to Seller's Knowledge, its predecessors) have complied with all Environmental, Health, and Safety Laws, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply. Without limiting the generality of the preceding sentence, the Seller and its predecessors and affiliates have obtained and been in compliance in all material respects with all of the terms and conditions of all permits, licenses, and other authorizations which are required under, and has complied with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables which are contained in, all Environmental, Health, and Safety Laws. The Seller does not have any Liability (and neither the Seller, nor to Seller's Knowledge, any of its predecessors and affiliates, has handled or disposed of any substance, arranged for the disposal of any substance, exposed any employee or other individual to any substance or condition, or owned or operated any property or facility in any manner that could form the Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against the Seller giving rise to any Liability) for damage to any Location, for any illness of or personal injury to any employee or other individual, or for any reason under any Environmental, Health, and Safety Law.

         (w) BARTERING/TRADE OUTS. The Seller has not engaged in any "bartering" or "lease trade outs" of accounts receivable or advertising space; provided, however, it is agreed and understood that the Buyer shall provide the Moody Bible Institute of Chicago ("Moody") with advertising space on a total of ten (10) billboard faces, each for a period of up to 180 days, upon customary terms and conditions, other than the payment of rent. Each billboard location will be (i) in Pinellas, Pasco or Hernando County, Florida and (ii) provided to Moody subject to availability as determined by Buyer in its sole discretion. The Buyer may provide such billboards to Moody one at a time or concurrently at multiple locations, all at the discretion of the Buyer.

         (x)     STRUCTURES ON I-75 AND HIGHWAY 50.  With respect to the eight
(8) Displays located on I-75 and Highway 50, the Seller specifically represents and warrants (without in any way limiting the generality of the other representations and warranties in this Agreement) that it has no Knowledge of any pending or threatened claim or dispute (and the Seller has not received notice of any claim or dispute) which could have a material adverse affect on the Buyer's ability to maintain, operate and use the Displays at those Locations (including but not limited to any claim or dispute related to the re-zoning of those Locations).

         (y) PERMANENT EASEMENTS. Schedule 3(y) lists all easements with respect to the Locations to be transferred to the Buyer hereunder. With respect to each such easement: (i) the easement is legal, valid, binding, enforceable in accordance with its terms and in full force and effect and is fully transferrable and permits the continue presence of any Display(s) located thereon; (ii) the easement will continue to be legal, valid, binding and enforceable in accordance with its terms following the consummation of the transactions contemplated hereby; (iii) the easement is perpetual in duration;
(iv) the easement has been properly recorded; (v) there are no disputes concerning the easement; (vi) the Seller owns (and has not assigned, encumbered or transferred any right to or interest in) the easement; and (vii) to the Seller's Knowledge, the grantor of the easement was the owner of the parcel of real property related thereto and had the full right, power and authority to grant the easement at the time it was granted. As of the Closing Date, none of the easements shall require any further payment(s) to maintain the easement in force and effect (it being agreed that any and all remaining payments due or to become due for any of the easements shall be paid by the Seller at or before the Closing).

         (z) DISCLOSURE. The representations and warranties contained in this Section 3 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 3 not misleading.

4.       REPRESENTATIONS AND WARRANTIES OF THE BUYER.

         The Buyer represents and warrants to the Seller that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section
4), except as set forth in the Disclosure Schedule.

         (a) ORGANIZATION. The Buyer is a corporation formed under the laws of the State of Illinois. The Buyer has the full power and authority, corporate and otherwise, to execute and deliver this Agreement and to perform its obligations hereunder.

         (b)     AUTHORIZATION AND ENFORCEABILITY.   The Buyer has the full
power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the board of directors of the Buyer has duly authorized the execution, delivery and performance of this Agreement by the Buyer. This Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions.

         (c) NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of the charter or by-laws of the Buyer or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any of the Buyer is a party or by which it is bound.

         (d) BROKERS. The Buyer has no Liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which the Seller could become liable or obligated.

         (e) COMPLIANCE WITH LAWS. The Buyer will comply with all of the requirements and conditions of the Illinois Business Corporation Act relative to its purchase of the Acquired Assets and will deliver to the Seller an officer's certificate attesting to the authority of the Buyer to negotiate and consummate this transaction, whether or not required by applicable law.

         (f) DISCLOSURE. The representations and warranties contained in this Section 4 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 4 not misleading.

5.       PRE-CLOSING COVENANTS.

         The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing:

         (a) GENERAL. Each of the Parties will use its reasonable best efforts to take all action and to do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 7 below).

         (b) NOTICES AND CONSENTS. The Seller will give any notices to third parties, and the Seller will use its reasonable best efforts to obtain any third party consents, that the Buyer reasonably may request. Each of the Parties will give any notices to, make any filings with, and use their reasonable best efforts to obtain any authorizations, consents, and approvals of, governments and governmental agencies.

         (c) NOTICES UNDER CONTRACTS AND LEASES. At the Closing, the Seller shall deliver executed notices from the Seller to advertisers directing such advertisers to make payment to the Buyer after the Closing of payments for advertising services for all periods beginning on or after October 1, 1997, on the Contracts conveyed. At the Closing, the Seller shall deliver executed notices from Seller to each of the lessors of the Leases advising the lessors that the Buyer has assigned and the Seller has assumed the Leases and that the Seller's future rental obligations under the Leases have been assumed by the Buyer effective as of October 1, 1997. All notices required by this Section 5(c) shall be in a form reasonably acceptable to the Buyer.

         (d) OPERATION OF BUSINESS. The Seller will not engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business with respect to any of the Acquired Assets.

         (e) PRESERVATION OF BUSINESS. The Seller will keep the Acquired Assets intact, including relationships with lessors, licensors, suppliers, customers and employees.

         (f) FULL ACCESS. The Seller will permit representatives of the Buyer to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Seller, to all premises, Locations, properties, personnel, books, records (including Tax records), Contracts, Leases, Permits, Displays and documents of or pertaining to the Acquired Assets and the business of Seller.

         (g) NOTICE OF DEVELOPMENTS. Each Party will give prompt written notice to the other Party of any material adverse development causing a breach of any of its own representations and warranties in Sections 3 and 4 above. No disclosure by any Party pursuant to this Section 5(g), however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty or breach of covenant.

         (h) EXCLUSIVITY. The Seller will not (i) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of any capital stock or other voting securities, or any of the Acquired Assets (including any acquisition structured as a merger, consolidation, or share exchange) or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing. The Seller will notify the Buyer immediately if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

6.       POST-CLOSING COVENANTS.

         The Parties agree as follows with respect to the period following the
Closing:

         (a) GENERAL. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as any other party reasonably may request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification therefor under Section 8 below). Seller acknowledges and agrees that, from and after the Closing, the Buyer will be entitled to possession of all documents, books, records (including Tax records), agreements, and financial data of any sort relating to the Acquired Assets. To the extent Buyer, at any time after the Closing, needs access to any documents pertaining to the Acquired Assets and such documents have not been provided to Buyer, Seller will cooperate with Buyer in attempting to locate such documents (and Seller will provide Buyer access to any such documents in Seller's control).

         (b) TRANSITION. The Seller will not take any action that is designed or intended to have the effect of discouraging any lessor, lessee, licensor, licensee, customer, supplier, employee, sales representative, distributor, independent contractor or other business associate of the Seller from maintaining the same business relationships with the Buyer after the Closing as it maintained with the Seller prior to the Closing. Seller will refer all customer inquiries relating to the businesses of the Seller to the Buyer from and after the Closing.

         (c) NON-INTERFERENCE AND CONFIDENTIALITY. At the Closing, the Seller shall execute and deliver to the Buyer a Non-Interference and Non-Disclosure Agreement substantially in the form of Exhibit B, attached hereto.

         (d) CERTAIN TAXES. The consideration payable to the Seller herein is deemed to include all sales and other Taxes imposed with respect to the transfer of assets contemplated herein. Without limiting the generality of the foregoing, all gains, transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with the execution and performance of this Agreement and the consummation of the transactions contemplated herein, shall be paid by the Seller when due, and the Seller will, at his own expense, file all necessary tax returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, and, if required by applicable law, the Buyer will join in the execution of any such tax returns and other documentation.

         (e) SETTLEMENT OF LITIGATION. At the Closing, the Seller and all of the Seller's affiliates shall execute and deliver to the Buyer a Settlement Agreement of all claims arising from or pertaining to that certain cause of action entitled Universal Outdoor, Inc. v. Paxson Communications Corporation, Case No. CI 96-8914.

7.       CONDITIONS TO OBLIGATION TO CLOSE.

         (a) CONDITIONS TO OBLIGATION OF THE BUYER. The obligation of the Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                 (i) The Buyer shall have completed, prior to the Closing, and to the Buyer's reasonable satisfaction, the Buyer's due diligence inspection, investigation and audit of the assets, properties, financial records and business of Seller, and the representations and warranties of the Seller set forth in Section 3 above and elsewhere in this Agreement shall remain true and correct in all material respects at and as of the Closing Date.

                 (ii) The Seller shall have performed and complied with all of its covenants hereunder in all material respects through the Closing.

                 (iii) The Seller shall have procured all necessary and appropriate third party and governmental consents (including any necessary Justice Department approval).

                 (iv) No action, suit, or proceeding shall be pending or threatened before any court or quasijudicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (C) affect adversely the right of the Buyer to own the Acquired Assets, to operate the former businesses of the Seller (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect).

                 (v) The Seller shall have delivered to the Buyer a certificate executed by an authorized officer of the Seller to the effect that each of the conditions specified above in Sections 7(a)(i)-(iv) is satisfied in all respects.

                 (vi) The Buyer shall have received an original certificate of good standing for Seller (issued by the Seller's state of incorporation and each of the states in which Seller transacts business relative to the Acquired Assets) and resolutions of the directors of the Seller, authorizing the execution, delivery and performance of this Agreement certified by the Secretary (or an Assistant Secretary) of the Seller.

                 (vii) There shall not have been any material adverse change in Seller's business, assets or condition (financial or otherwise), including without limitation its relationships with customers, suppliers, landlords or others, between the date of this Agreement, and the Closing Date.

                 (viii) The Seller shall have maintained all of the Acquired Assets, including but not limited to the Displays, in at least as good condition and repair as on the date of this Agreement and will not voluntarily do or suffer anything to be done that will decrease the value of the Acquired Assets, ordinary wear and tear excepted.

                 (ix) The Seller shall have executed and delivered to the Buyer a bill(s) of sale and the instruments of assignments and transfer in the form of Exhibits A-1 through A-4, attached hereto.

                 (x) Counsel for the Buyer shall have approved the form, substance and sufficiency of all instruments to be delivered by the Seller at or before the Closing.

                 (xi) The relevant parties shall have entered into Non-Interference and Non-Disclosure Agreement(s) in form and substance as set forth in Exhibit B attached hereto, and the same shall be in full force and effect.

                 (xii) The Seller and its affiliates shall have executed and delivered to the Buyer the Settlement Agreement referred to in paragraph 6(e) above, which Settlement Agreement shall be in the form of Exhibit C, attached hereto.

                 (xiii) The Seller shall have executed and delivered to the Buyer an appropriate assignment as to each of the easements identified on Schedule 3(y), attached hereto.

                 (xiv) At the time of the Closing, the Sellers shall deliver to the Buyer all correspondence, notes, photographs, artwork, sketches, pounce patterns, schematics, diagrams, engineering drawings, surveys, books, records and other documents in the Sellers' possession or under the Sellers' control, relating to the Acquired Assets, including but not limited to the following: (a) all originals of the Leases, Contracts and Permits; (b) all previous bills of sale, assignments or documents reflecting or relating to any transfer of the Acquired Assets; (c) all communications between the Sellers and any lessors, advertisers, government authorities or third parties relating to the Acquired Assets; and (d) all files and computer-generated reports pertaining to the Displays and the Locations, including statements of income and expenses and mailing addresses and phone numbers for all ground lessors and advertising customers.

                 (xv) The Parties shall have prepared and agreed upon a Closing Statement setting forth the Prorations and other adjustments to be made at the Closing and identifying the amount(s) of the payment(s) to be made at Closing.

                 (xvi) Communications Equity Associates shall have executed and delivered to the Buyer a confidentiality agreement acceptable in form and substance to the Buyer's counsel.

                 (xvii) All actions to be taken by the Seller in connection with consummation of the transactions contemplated hereby and all certificates, instruments, and other documents required to effect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to the Buyer.

The Buyer may waive any condition specified in this Section 7(a) if it executes a writing so stating at or prior to the Closing.

         (b) CONDITIONS TO OBLIGATION OF THE SELLER. The obligation of the Seller to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                 (i) The representations and warranties of the Buyer set forth in Section 4 above and elsewhere in this Agreement shall be true and correct in all material respects at and as of the Closing Date.

                 (ii) The Buyer shall have performed and complied with all of its covenants hereunder in all material respects through the Closing.

                 (iii) No action, suit, or proceeding shall be pending or threatened before any court or quasi- judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect).

                 (iv) The Buyer shall have delivered to the Seller a certificate executed by an authorized officer of the Buyer to the effect that each of the conditions specified above in Section 7(b)(i)-(iii) is satisfied in all respects.

                 (v)      The Buyer shall have received all other
         authorizations, consents, and approvals of governments and governmental agencies referred to in Sections 3(c) and 4(c) above (including any necessary Justice Department approval).

                 (vi) The Buyer shall have executed and delivered to the Seller the assumption agreements in the form of Exhibits A-2 through A-4, attached hereto.

                 (vii) The relevant parties shall have entered into Non-Interference and Non-Disclosure Agreement(s) in form and substance as set forth in Exhibit B, attached hereto, and the same shall be in full force and effect.

                 (viii) The relevant parties shall have entered into the Settlement Agreement in the form of Exhibit C, attached hereto.

                 (ix) The Parties shall have prepared and agreed upon a Closing Statement setting forth the Prorations and other adjustments to be made at the Closing and identifying the amount(s) of the payment(s) to be made at Closing.

                 (x) All actions to be taken by the Buyer in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to the Seller.

The Seller may waive any condition specified in this Section 7(b) if it executes a writing so stating at or prior to the Closing.

8.       INDEMNIFICATION.

         (a) BY SELLER. The Seller shall defend, indemnify and hold the Buyer harmless from, against and in respect of any and all Adverse Consequences occurring or arising from: (a) any breach of representation, warranty or covenant, or the nonfulfillment of any agreement on the part of the Seller under this Agreement; and (b) any liability or obligation of the Seller arising out of any event or circumstances occurring prior to the Closing Date which is not specifically assumed by the Buyer.

         (b) BY BUYER. The Buyer shall defend, indemnify and hold the Seller harmless from, against and in respect of any and all Adverse Consequences occurring or arising from: (a) any breach of representation, warranty or covenant, or the nonfulfillment of any agreement on the part of the Buyer under this Agreement; and (b) any liability or obligation of the Seller arising from or related to the Assumed Liabilities.

         (c)     CLAIMS PROCEDURES.  The Buyer or the Seller (as the case may
be) shall, within a reasonable time of receiving notice of a claim, give written notice to the other Party of any claim for which indemnification is sought under Sections 8(a) or 8(b). The indemnitor shall have the right to contest, defend, or litigate any matter in respect of which indemnification is claimed. Any delay in or failure to give notice of a claim for indemnification shall not relieve the indemnitor's obligation, except to the extent that the
indemnitor can demonstrate prejudice by such delay or failure.   The indemnitor
shall have the exclusive right to settle, either before or after the initiation of litigation, any matter in respect of which indemnification is claimed; however, prior to any such settlement, written notice of its intention to do so shall be given to the other party. In the event the indemnitor fails promptly to defend any such claim as provided in Sections 8(a) or 8(b), as the case may be, the other Party may do so and shall then have the right, in its sole discretion, exercised in good faith and upon the advice of counsel, to settle, either before or after the initiation of litigation, any matter in respect of which indemnification is claimed.

         (d) OTHER REMEDIES. The foregoing indemnification provisions are in addition to, and not in derogation of, any statutory, equitable, or common law remedy any Party may have for breach of representation, warranty or covenant.

9.       [INTENTIONALLY OMITTED.]

10.      MISCELLANEOUS.

         (a) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Seller contained in Sections 3(a)-(e),
(k), (v) and (y) of this Agreement, and the representations and warranties of the Buyer contained in Sections 4(a)-(d) of this Agreement, shall survive the Closing and remain in full force and effect forever thereafter subject only to applicable statutes of limitations. The remaining representations and warranties of the Parties contained in this Agreement shall survive the Closing and remain in full force and effect for a period of two (2) years thereafter (the "Survival Period"). No claim for breach of representation or warranty may be asserted by either Party unless reasonable notice of the same is provided to the other Party on or prior to the last day of the Survival Period. Further, notwithstanding anything to the contrary contained herein, all of the other promises, agreements and covenants made in this Agreement shall survive the Closing and continue in full force and effect forever thereafter, subject to any limitations set forth herein and any applicable statutes of limitations provided by law.

         (b) PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. Any press releases or other public announcements of this transaction, other than any filing required by law, shall be first approved by the Parties.

         (c) NO THIRD PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

         (d) ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they are related in any way to the subject matter hereof.

         (e) SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Party; provided, however, that the Buyer may assign any or all of its rights, interests and obligations hereunder to a wholly-owned subsidiary of the Buyer without the need for any further approval or consent from the Seller.

         (f) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         (g) HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (h) NOTICES. All notices, requests, demands, claims and other communications hereunder will be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

         If to the Seller:

         Paxson Communications Corporation
         601 Clearwater Park Road
         West Palm Beach, Florida 33401
         Attn:  William L. Watson
         Fax:  561/655-9424


         If to the Buyer:                  Copy to:

         Universal Outdoor, Inc.           Walter J. Starck, Esq.
         Paul G. Simon                     Schwartz & Freeman
         Brian T. Clingen                  401 North Michigan Avenue
         311 South Wacker Drive            Suite 1900
         Suite 6400                        Chicago, Illinois 60611-4206
         Chicago, Illinois 60606           Fax: 312/222-0818
         Fax: 312/344-4171

Any Party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

         (i) AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyer and the Seller. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

         (j) SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         (k) EXPENSES. The Parties will bear their own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

         (l) CONSTRUCTION. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Disclosure Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

         (m) INCORPORATION OF EXHIBITS AND SCHEDULES. The Exhibits, Schedules and Disclosure Schedule identified in this Agreement are incorporated herein by reference and made a part hereof.

         (n) SPECIFIC PERFORMANCE. Each of the Parties acknowledges and agrees that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter, in addition to any other remedy to which it may be entitled, at law or in equity.

         (o) BULK TRANSFER LAWS. The Buyer acknowledges that the Seller will not comply with the provisions of any bulk transfer laws of any jurisdiction in connection with the transactions contemplated by this Agreement. The Seller accepts and assumes any and all liability and responsibility for failure to comply with such laws and the Seller hereby agrees to indemnify, defend and hold the Buyer harmless from all Adverse Consequences arising from, related to, in the nature of or caused by such failure.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.

                                       UNIVERSAL OUTDOOR, INC.

                          By: /s/ Paul S.
                             ----------------------------------------
                          Title: Vice President
                                -------------------------------------

                                    PAXSON OUTDOOR ADVERTISING, INC.

                          By:  /s/ William Watson
                             ----------------------------------------
                          Title:  Secretary
                                -------------------------------------

                                  EXHIBIT A-1

                                  BILL OF SALE

         KNOW ALL MEN BY THESE PRESENTS, that Paxson Communications Corporation, a Delaware corporation d/b/a Paxson Outdoor, Inc. ("Seller"), pursuant to that certain Asset Purchase Agreement dated October ______, 1997 (the "Agreement'), for and in consideration of the sum of $10.00 and other valuable consideration in hand paid by Universal Outdoor, Inc., an Illinois corporation ("Buyer"), the receipt and sufficiency of which are hereby acknowledged, does hereby grant, bargain, sell, transfer, assign and convey to Buyer, its successors and assigns, the structures, light and electrical fixtures, aprons, catwalks, panels and such other fixtures, appurtenances and other personal property as now exists on all of the outdoor advertising displays at the locations more fully described on Exhibit 1, attached hereto, and the other assets and properties described on Exhibit 2, attached hereto, to have and to hold the same forever.

         Seller hereby incorporates all of the representations and warranties made in the Agreement, subject to the terms, provisions and restrictions set forth in the Agreement. Without limiting the generality of the foregoing, Seller, for itself and its successors and assigns, does hereby represent, covenant and agree to and with Buyer, and its successors and assigns that:
Seller is the lawful owner of all such goods, chattels and personal property, and has full right, power and authority to sell the same; the same are free from all liens, claims, charges, security interests and encumbrances; and Seller will warrant and defend the sale of all such goods, chattels, and personal property to Buyer, its successors and assigns, against all and every person and persons whomever, lawfully claiming any rights, title or interest in and to the same.


         IN WITNESS WHEREOF, Seller has executed this Bill of Sale this __________ day of October, 1997.


                           PAXSON COMMUNICATIONS CORPORATION D/B/A
                           PAXSON OUTDOOR, INC.


                           By:
                                   --------------------------------
                           Its:
                                   --------------------------------

                                  EXHIBIT A-2

                      ASSIGNMENT AND ASSUMPTION OF LEASES

         KNOW ALL MEN BY THESE PRESENTS, that Paxson Communications Corporation, a Delaware corporation d/b/a Paxson Outdoor, Inc. ("Assignor"), pursuant to the terms of that certain Asset Purchase Agreement dated October _____, 1997 (the "Agreement"), for and in consideration of the sum of $10.00 and other good and valuable consideration in hand paid by Universal Outdoor, Inc., an Illinois corporation ("Assignee"), the receipt and sufficiency of which are hereby acknowledged, assigns, transfers, and conveys to Assignee, all of Assignor's right, title and interest in and to all of the leases for the locations listed on Exhibit A (the "Leases"). Assignor hereby incorporates all of the representations and warranties made by it in the Agreement, subject to the terms, provisions and restrictions set forth in the Agreement. Without limiting the generality of the foregoing:

         ASSIGNOR REPRESENTS AND WARRANTS that it owns, free and clear of all liens, claims, charges, security interests and encumbrances, the interest set forth in the Leases and that such Leases are freely assignable without the consent of any other party.

         TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, with respect to each of the foregoing Leases for and during the remainder of their respective terms, subject to the performance and observance of any other covenants, conditions and stipulations set forth in those Leases. By its acceptance of this assignment, Assignee assumes all of the obligations of Assignor provided for under each Lease to the extent (and only to the extent) such obligations arise subsequent to the Effective Date set forth in the Agreement, subject to the terms, provisions and limitations set forth therein.

         IN WITNESS WHEREOF, Assignor has executed, and Assignee has accepted, this Assignment, this _________ day of October 1997.

                                       PAXSON COMMUNICATIONS CORPORATION D/B/A
                                       PAXSON OUTDOOR, INC.

                                       By:
                                               -------------------------------
                                       Its:
                                               -------------------------------

ACCEPTED AND AGREED:


UNIVERSAL OUTDOOR, INC.

By:
         -------------------------------------------
Its:
         -------------------------------------------

                                  EXHIBIT A-3

               ASSIGNMENT AND ASSUMPTION OF ADVERTISING CONTRACTS

         KNOW ALL MEN BY THESE PRESENTS, that Paxson Communications Corporation, a Delaware corporation d/b/a Paxson Outdoor, Inc. ("Assignor"), pursuant to the terms of that certain Asset Purchase Agreement dated October ________, 1997 (the "Agreement"), for and in consideration of the sum of $10.00 and other good and valuable consideration in hand paid by Universal Outdoor, Inc. ("Assignee"), the receipt and sufficiency of which are hereby acknowledged, assigns, transfers, and conveys to Assignee, all of Assignor's right, title and interest in and to all of Assignor's advertising contracts for each of the locations listed on Exhibit 1, attached hereto (the "Advertising Contracts"). Assignor hereby incorporates all of the representations and warranties made by it in the Agreement, subject to the terms, provisions and restrictions set forth in the Agreement. Without limiting the generality of the foregoing:

         ASSIGNOR REPRESENTS AND WARRANTS that it owns, free and clear of all liens, claims, charges, security interests and encumbrances, the interest set forth in the attached Advertising Contracts and that such Advertising Contracts are freely assignable without the consent of any other party.

         TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, with respect to each of the foregoing Advertising Contracts for and during the remainder of their respective terms, subject to the performance and observance of any other covenants, conditions and stipulations set forth in those Advertising Contracts. By its acceptance of this assignment, Assignee assumes all of the obligations of Assignor provided for under each Advertising Contract to the extent (and only to the extent) such obligations arise subsequent to the Effective Date set forth in the Agreement, subject to the terms, provisions and limitations set forth therein.

         IN WITNESS WHEREOF, Assignor has executed, and Assignee has accepted, this assignment, this _________ day of October, 1997.

                                       PAXSON COMMUNICATIONS CORPORATION D/B/A
                                       PAXSON OUTDOOR, INC.


                                       By:
                                               ------------------------------
                                       Its:
                                               ------------------------------

ACCEPTED AND AGREED:


UNIVERSAL OUTDOOR, INC.

By:
         -----------------------------
Its:
         -----------------------------

                                  EXHIBIT A-4

                      ASSIGNMENT AND ASSUMPTION OF PERMITS


         KNOW ALL MEN BY THESE PRESENTS, that Paxson Communications Corporation, a Delaware corporation d/b/a Paxson Outdoor, Inc. ("Assignor"), pursuant to the terms of that certain Asset Purchase Agreement dated October ________, 1997 (the "Agreement"), for and in consideration of the sum of $10.00 and other good and valuable consideration in hand paid by UNIVERSAL OUTDOOR, INC., an Illinois corporation ("Assignee"), the receipt and sufficiency of which are hereby acknowledged, assigns, transfers, and conveys to Assignee, all of Assignor's right, title and interest in and to the existing permits, authorizations and governmental approvals for the locations listed on and attached to Exhibit 1 attached hereto (the "Permits"). Assignor hereby incorporates all of the representations and warranties made by it in the Agreement, subject to the terms, provisions and restrictions set forth in the Agreement. Without limiting the generality of the foregoing:

         ASSIGNOR REPRESENTS AND WARRANTS that it owns the Permits free and clear of all liens, claims, charges, security interests and encumbrances and that such Permits are freely assignable without the consent of any other party.

         TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, with respect to each of the foregoing Permits for and during the remainder of their respective terms, subject to the performance and observance of any other covenants, conditions and stipulations set forth in those Permits. By its acceptance of this assignment, Assignee assumes all of the obligations of Assignor provided for under each Permit to the extent (and only to the extent) such obligations arise subsequent to the Effective Date set forth in the Agreement, subject to the terms, provisions and limitations set forth therein.

         IN WITNESS WHEREOF, Assignor has executed, and Assignee has accepted, this assignment, this _________ day of October, 1997.

                                      PAXSON COMMUNICATIONS CORPORATION D/B/A
                                      PAXSON OUTDOOR, INC.


                                      By:
                                              -------------------------------
                                      Its:
                                              -------------------------------


ACCEPTED AND AGREED:


UNIVERSAL OUTDOOR, INC.


By:
         ------------------------------
Its:
         ------------------------------

                                   EXHIBIT B


             FORM OF NON-INTERFERENCE AND NON-DISCLOSURE AGREEMENT

                                 See Attached.

                       NONINTERFERENCE AND NONDISCLOSURE AGREEMENT


         THIS AGREEMENT is made and entered into as of this ____ day of October, 1997, by and among Paxson Communications Corporation d/b/a Paxson Outdoor, Inc. ("Seller"), John Jennings ("John"), Celua Jennings ("Celua"), and Richard Smyer ("Richard"), on the one hand, and Universal Outdoor, Inc., an Illinois corporation, on the other hand ("Buyer"). John, Celua, and Richard are collectively referred to below as "Seller's Agents."


                                R E C I T A L S:


         A. Seller is engaged, among other things, in the business of outdoor advertising in the Tampa, Florida metropolitan area.

         B. Seller's Agents have in the past provided assistance to Seller with respect to identifying, securing, leasing, developing, maintaining and operating sites for outdoor advertising structures in the Tampa, Florida market area. Seller's Agents are, therefore, familiar with the assets and operations of Seller in the Tampa, Florida market area.

         C. Seller has entered into an Asset Purchase Agreement dated October ____, 1997 with Buyer (the "Purchase Agreement") whereby Seller has agreed to sell all of its outdoor advertising assets in the Tampa, Florida metropolitan area to Buyer (the "Assets").

         D. Seller will directly and indirectly benefit from the sale of the Assets to Buyer pursuant to the Purchase Agreement. Buyer has conditioned its purchase of the Assets upon Seller's delivery of this Noninterference and Nondisclosure Agreement executed by the Seller and each of the Seller's Agents.


                              A G R E E M E N T S:


         NOW, THEREFORE, in consideration of the purchase by Buyer of the Assets from Seller, and the benefits inuring to Seller pursuant to thereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Seller and Seller's Agents, the parties, on their own behalf and on behalf of their respective Affiliates, agree as follows:

1.       DEFINITIONS AND INTERPRETATION.

         1.1 DEFINITIONS. In this Noninterference and Nondisclosure Agreement (this "Agreement") the words and expressions defined below (unless the context otherwise requires) shall have the following meanings:

                 (a) "AFFILIATE": of any Person is a Person that directly or indirectly owns or controls, is directly or indirectly owned or controlled by, or is directly or indirectly under common ownership or control with, the Person specified.

                 (b) "PERSON": means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency or political subdivision thereof).

                 (c) "PAXSON PARTIES": means and includes Seller, Seller's Agents and each and every one of their respective Affiliates.

                 (d) "TRADE SECRETS": any trade secrets relative to the Assets purchased or liabilities assumed by Buyer pursuant to the Purchase Agreement, and all other secret or confidential information concerning such Assets received during the transactions contemplated thereby, including but not limited to: Tampa area customer and lessor lists and data relating thereto; Tampa area business and contractual arrangements; Tampa area financial, pricing and marketing information; and any other information which gives or is reasonably expected to give Buyer an opportunity to obtain economic value or competitive advantages over its competitors in the Tampa area who do not know of or use such information. "Trade Secrets" shall also encompass any confidential information of Buyer received by or acquired by Seller, or any Affiliate, during the transactions described herein. Notwithstanding anything to the contrary contained herein, the term "Trade Secrets" shall not be deemed to include information in public domain, information which shall in the future be received or acquired by Seller or Seller's Agents from any third party(ies) other than through a breach of this Agreement and information generally available to the public other than as a result of any disclosure by Seller or Seller's Agents.

         1.2 OTHER CAPITALIZED TERMS. Unless otherwise defined, the capitalized terms used in this Agreement shall have the same meanings as those used in the Purchase Agreement.

         1.3 PRONOUNS. Unless the context otherwise requires, words importing the singular only shall include the plural and vice versa, words importing the masculine only shall include the feminine gender or neuter and words importing natural persons shall also include corporations, unincorporated associations and partnerships.

2.       RESTRICTIVE COVENANTS.

         For and in consideration of Buyer's purchase of the Assets from Seller, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged and expressed, including but not limited to the Covenant Payments set forth on Exhibit A, attached hereto, Seller and Seller's Agents agree that:

         2.1 NON-INTERFERENCE WITH SPECIFIC LOCATIONS. With regard to the real property, personal property and intangible property rights (including but not limited to the Leases, Contracts and Permits) to operate Displays at the Locations, the Seller and Seller's Agents agree that setting a definite term to protect the legitimate expectations of Buyer is difficult because of the sensitivity of the Trade Secrets, the expected or anticipated long-term nature of the Leases, Contracts and Permits being purchased and the ongoing uncertainty of the duration of such arrangements. Therefore, it is the express intention and agreement of the Seller and the Seller's Agents that the Paxson Parties shall not compete for the Leases, Contracts and Permits being sold hereunder (and any renewals of such Leases, Contracts or Permits), and shall not otherwise interfere with Buyer's rights to operate the Displays at the Locations for a term of twenty (20) years from the date of execution of this Agreement. Seller and Seller's Agents agree that twenty (20) years is a reasonable restriction on the Paxson Parties' competition for the particular Leases, Contracts and Permits (and renewals thereof) relating to the Locations. However, Seller and Seller's Agents specifically agree that a court may modify, reduce or extend the term or the restrictions set forth herein to ensure the broadest and fullest enforceability of this Agreement and to afford the Buyer the full benefits of its use, enjoyment and operation of the Assets purchased by Buyer from Seller. Nothing contained herein shall preclude Seller's Agents from owning, operating or being employed by any company engaged in the outdoor advertising business within the Tampa, Florida market so long as Seller's Agents do not directly or indirectly participate or engage in, or assist others with, any activity which is in violation of the spirit or terms of this Agreement.

         2.2 NON-DISCLOSURE OF TRADE SECRETS. For so long as the Trade Secrets continue to be of value to Buyer, Seller and Seller's Agents agree that the Paxson Parties will keep secret and maintain the secrecy of the Trade Secrets and further agree that the Paxson Parties shall not disclose to any third party the knowledge of or any details relating to the Trade Secrets or use the Trade Secrets for any purpose, without the express written permission of Buyer, except to the extent the Paxson Parties are required by any court order to disclose such information, or are otherwise required by law to disclose such information. Seller and Seller's Agents represent and warrant, to the best of their knowledge, that all originals and copies of the Leases, Permits and Contracts (and all notes, correspondence and other documents related thereto) have been delivered to Buyer and that, to the best of their knowledge, no originals or copies of the same have been retained by any of the Paxson Parties.

         2.3 CONSIDERATION TO SELLER'S AGENTS. Seller's Agents acknowledge receipt from Seller of the consideration set forth on Exhibit A, attached hereto in payment for their execution of this Agreement. Seller's Agents hereby acknowledge that the same is sufficient consideration for the restrictions set forth herein.

3.       REMEDIES.

         Seller and Seller's Agents agree that damages cannot adequately compensate Buyer in the event of a violation of any of the above restrictive covenants, and that injunctive relief shall be essential for the protection of Buyer, its Affiliates, and their respective successors and assigns. Accordingly, Seller and Seller's Agents agree and consent that, in the event of a violation or breach of any of said restrictive covenants, Buyer shall be entitled to obtain injunctive relief against the Paxson Parties (or any one of them, as the case may be), without bond, but upon due notice, in addition to such other relief as may be available at law or in equity. Obtainment of such injunction by Buyer shall not be considered an election of remedies or a waiver of any right to assert any other remedies available at law or in equity. The restrictive covenants contained herein shall be construed as agreements which are independent of any other provisions of the Purchase Agreement or any other understanding or agreement between the parties. The existence of any other claim or cause of action of one or more of the Paxson Parties against Buyer shall not constitute a defense to the enforcement by Buyer of the covenants set forth herein in the particular jurisdiction in which such adjudication is made. Further, to the extent any provision hereof is deemed unenforceable by virtue of its scope in terms of territory, business activities or length of time, but may be made enforceable by limitations thereon, Seller and Seller's Agents agree that such reductions or limitations may be made so that the same shall be enforceable to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. The parties agree that in the event of any litigation arising from or pertaining to this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party any and all reasonable attorneys' fees, costs and expenses incurred by the prevailing party in enforcing or defending such party's rights under this Agreement.

4.       MISCELLANEOUS.

         4.1 ASSIGNMENT. It is hereby agreed and declared that the benefit of this Agreement shall be assignable by Buyer to and the covenants herein contained may be enforceable by any parent, subsidiary or affiliate of Buyer following the Closing. Additionally, in the event that Buyer shall sell all or substantially all of the Assets, then Buyer may assign this Agreement to the party(ies) to whom such Assets are sold. Given the unique nature of Seller's and Seller's Agents' obligations hereunder, Seller and Seller's Agents may not assign this Agreement or any portion hereof.

         4.2 WAIVER. The waiver by Buyer hereof of a breach of any of the covenants on the part of Seller or Seller's Agents herein contained shall not prevent the subsequent enforcement of any such covenant (as to any aspect which has not been so waived) and shall not be deemed a waiver of any subsequent breach thereof. No waiver of any breach or violation hereof shall be implied from forbearance or failure by Buyer to take action thereon.

         4.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts all of which when taken together shall constitute one and the same instrument.

         4.4 PROCEDURES FOR NOTICES. Any notice or demand required or permitted under this Agreement shall be given in the same manner provided for in the Purchase Agreement, except that all notices to Seller's Agents shall be sent to:

                          John Jennings
                          8202 Silver Mist Place
                          Newport Richey, Florida 34655

         IN WITNESS WHEREOF, each of the parties hereto or their duly authorized representatives have executed this Noninterference and Nondisclosure Agreement, all as of the day and year first above written.


BUYER:                                          SELLER:

UNIVERSAL OUTDOOR, INC.                         PAXSON COMMUNICATIONS
                                                CORPORATION D/B/A PAXSON
                                                OUTDOOR, INC.


By:                                             By:
   ---------------------------                     ---------------------------
Its:                                            Its:
    --------------------------                      --------------------------
                                                SELLER'S AGENTS:


                                                ------------------------------
                                                John Jennings

                                                ------------------------------
                                                Celua Jennings

                                                ------------------------------
                                                Richard Smyer

                                   EXHIBIT A


                             COVENANT CONSIDERATION




    Name                                         Amount
    ----                                         ------
John Jennings                                      $200

Celua Jennings                                     $200

Richard Smyer                                      $200


                                   EXHIBIT C

                          FORM OF SETTLEMENT AGREEMENT

                                 See Attached.

                              SETTLEMENT AGREEMENT

     THIS AGREEMENT made this ___________ day of October, 1997, between UNIVERSAL OUTDOOR, INC. ("UNIVERSAL"), and PAXSON COMMUNICATIONS CORPORATION AND PAXSON OUTDOOR, INC. (collectively, "Paxson").

     WHEREAS, Universal is the plaintiff and Paxson is the defendant in "Universal Outdoor, Inc. v. Paxson Communications Corporation, et al.", Case No. CI 96-8914 in the Circuit Court of the Ninth Judicial Circuit, in and for Orange County, Florida (the "Action"); and

     WHEREAS, Universal and Paxson desire to amicably resolve and settle the Action.

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Universal and Paxson agree as follows:

     1. Universal and Paxson shall file a joint stipulation and motion through counsel to dismiss the Action with prejudice and to dissolve the notice of lis pendens filed in the Action in the form attached hereto as Exhibit "A". In connection with this dismissal, Universal and Paxson shall submit to the court a final order of dismissal with prejudice in the form attached hereto as Exhibit "B".

     2. Universal and Paxson will each bear their own costs and attorneys' fees incurred in the Action.

     3. If the parties do not file the joint stipulation and motion within a reasonable time of the execution of this Agreement, then the Action will be dismissed with prejudice, each party to bear its own costs and attorneys' fees, upon the motion of one party and the filing of a copy of this Agreement.

     4. Universal hereby remises, releases, acquits, satisfies, and forever discharges Paxson of and from any and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands whatsoever, at law or in equity, known or unknown, which Universal ever had, now has, or which Universal or any successor or assign of Universal, hereafter can, shall, or may have against Paxson for, by reason of, arising out of, or connected with Paxson's acquisition of easements on the Anderson and Bond parcels from Southern Land Investors, Ltd., any other subject matter that was or could have been asserted in the Action, and the Action itself.

     5. Paxson hereby remises, releases, acquits, satisfies, and forever discharges Universal of and from any and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands whatsoever, at law or in equity, known or unknown, which Paxson ever had, now has, or which Paxson or any successor or Universal for, by reason of, arising out of, or connected with Paxson's acquisition or easements on the Anderson and Bond parcels from Southern Land Investors, Lt., and other subject matter that was or could have been asserted in the Action, and the Action itself.

     6. This Settlement Agreement is being entered into as part of the transactions contemplated by the Asset Purchase Agreement of even date between Universal and Paxson. The parties acknowledge and agree that nothing contained herein shall be deemed to waive, release, discharge, or otherwise affect the right and obligations of Universal and Paxson set forth in the Asset Purchase Agreement and related agreements and instruments.

     7. Two counterparts of this Agreement will be fully executed by the parties hereto, any one of which standing alone shall be deemed an original with the full force and effect of a fully executed original.

     8. This Agreement may not be altered, modified, or amended except by a writing executed by the parties hereto.

     9. This Agreement shall be construed and enforced under the laws of Florida.

     IN WITNESS WHEREOF, Universal and Paxson have caused this Agreement to be executed on their behalf on the day and year first above written.

Witnessed by:



-------------------------------           UNIVERSAL OUTDOOR, INC.,
--------------------------(name)          an Illinois corporation


                                          By:
                                             -----------------------------
--------------------------------             ------------------------(name)
--------------------------(name)             -----------------------(title)

                                   PAXSON COMMUNICATIONS
                                   CORPORATION,
---------------------------        a Delaware corporation
---------------------(name)


                                   By:
                                      -------------------------------
---------------------------           -------------------------(name)
---------------------(name)           ------------------------(title)




                                   PAXSON OUTDOOR, INC.,
---------------------------        a Florida corporation
---------------------(name)


                                   By:
                                      -------------------------------
---------------------------           -------------------------(name)
---------------------(name)           ------------------------(title)



STATE OF ILLINOIS
COUNTY OF __________

     The foregoing instrument was acknowledged before me this ______ day of _____________________, 1997 by ______________________,
as ____________ of Universal Outdoor, Inc. He is personally known to me or has produced ______________ as identification and did not take an oath.


                                ------------------------------------
                                ------------------------(print name)
                                Notary Public - State of Florida



STATE OF FLORIDA
COUNTY OF _______________


     The foregoing instrument was acknowledged before me this ______ day of _________________, 1997 by __________________, as ___________
of Paxson Communications Corporation. He is personally known to me or has produced ___________________ as identification and did not take an oath.



                                        ------------------------------
                                        ------------------(print name)
                                        Notary Public-State of Florida

STATE OF FLORIDA
COUNTY OF ___________


     The foregoing instrument was acknowledged before me this _____________ day of _________________, 1997 by __________________, as __________________
of Paxson Outdoor, Inc. He is personally known to me or has produced ______ ______________ as identification and did not take an oath.




                                             ------------------------------
                                             ------------------(print name)
                                             Notary Public-State of Florida

                                   IN THE CIRCUIT COURT OF THE
                                   NINTH JUDICIAL CIRCUIT, IN AND
                                   FOR ORANGE COUNTY, FLORIDA

                                   CASE NO. CI 96-8914

UNIVERSAL OUTDOOR, INC., an
Illinois corporation,

       Plaintiff,

vs.

PAXSON COMMUNICATIONS CORPORATION,
a Delaware corporation, and PAXSON
OUTDOOR, INC., A Florida corporation,

      Defendants.

__________________________________/

      JOINT STIPULATION AND MOTION FOR DISMISSAL WITH PREJUDICE

      Plaintiff, UNIVERSAL OUTDOOR, INC., and Defendants, PAXSON COMMUNICATIONS CORPORATION and PAXSON OUTDOOR, INC., jointly stipulate and move for entry of an order dismissing the captioned action with prejudice, each party to bear its own costs and attorneys' fees, and dissolving the notice of lis pendens filed herein and as grounds therefore Plaintiff and Defendants would show that they have resolved the dispute among them.

      DATED this _______ day of October, 1997.



---------------------------------     -----------------------------------
Richard F. Wall, Esq.                 Brian A. McDowell, Esq.
Fla. Bar No. 349518                   Fla. Bar No. 765521
HARTLEY & WALL                        HOLLAND & KNIGHT LLP
Suite 2810, SunTrust Center           200 South Orange Avenue
200 S. Orange Avenue                  Suite 2600
Post Office Box 2168                  Post Office Box 1526
Orlando, Florida 32802                Orlando, FL  32802
407/422-7992                          407/425-8500


Counsel for Plaintiff                 Counsel for Defendants


                                  EXHIBIT "A"

                                   IN THE CIRCUIT COURT OF THE
                                   NINTH JUDICIAL CIRCUIT, IN AND
                                   FOR ORANGE COUNTY, FLORIDA

                                   CASE NO. CI 96-8914


UNIVERSAL OUTDOOR, INC., an
Illinois corporation

     Plaintiff,


vs.

PAXSON COMMUNICATION CORPORATION
a Delaware corporation, and PAXSON
OUTDOOR, INC., a Florida corporation,

     Defendants.

______________________________________/

          FINAL ORDER OF DISMISSAL WITH PREJUDICE

     THIS CAUSE came before the Court on the _________ day of October, 1997, on the Joint Stipulation And Motion For Dismissal With Prejudice Of Plaintiff, UNIVERSAL OUTDOOR, INC., and Defendants, PAXSON COMMUNICATION CORPORATION and PAXSON OUTDOOR, INC., and the Court being fully advised in the premises and finding that Plaintiff and Defendants have settled, it is herewith

     ORDERED AND ADJUDGED, that:

     1. The captioned action is dismissed with prejudice, Plaintiff takes nothing by this action, and Defendants shall go hence without day.

     2. The notice of lis pendens filed herein and recorded on June 9, 1997, in Official Records Book 5269, page 3719, of the public records of Orange County, Florida, regarding the following described real property located in Orange County, Florida, is dissolved:

                                  EXHIBIT "B"

That part of Section 8, Township 23 South, Range 29 East, Orange County, Florida, described as follows:

Commence at the Southeast corner of Section 8, Township 23 South, Range 29 East, and run 89 degrees 43 feet 15 inches W along the South line of the Southeast 1/4 of said Section 8 for a distance of 326.02 feet; thence run N
00 degree 24 feet 40 inches E along the West line of the East 1/4 of the Southeast 1/4 of the Southeast 1/4 of said Section 8 for a distance of 33.00 feet; thence run N 89 degrees 43 feet 15 inches W parallel with and 33.00 feet Northerly of the South line of said Southeast 1/4 for a distance of 1672.67 feet to the Easterly Right-of-Way line of Interstate 4; thence run N 38 degrees 26 feet 05 inches E along said Right-of-Way line for a distance of 330.39 feet; thence run S 51 degrees 33 feet 55 inches E for a distance of 26.00 feet to the POINT OF BEGINNING; thence continue S 51 degrees 33 feet 55 inches E for a distance of 10.00 feet; thence run N 38 degrees 26 feet 05 inches E for a distance of 10.00 feet; thence run N 51 degrees 33 feet 55 inches W for a distance of 10.00 feet; thence run S 38 degrees 26 feet 05 inches W for a distance of 10.00 feet to the POINT OF BEGINNING.

                                      and

That part of Section 8, Township 23 South, Range 29 East, Orange County, Florida, described as follows:

Commence at the Southeast corner of Section 8, Township 23 South, Range 29 East, and run N 89 degrees 43 feet 15 inches W along the South line of the Southeast 1/4 of said Section 8 for a distance of 326.02 feet; thence run N 00 degrees 24 feet 40 inches E along the West line of the East 1/4 of the Southeast 1/4 of the Southeast 1/4 of said Section 8 for a distance of 33.00 feet; thence run N 89 degrees 43 feet 15 inches W parallel with and 33.00 feet Northerly of the South line of said Southeast 1/4 for a distance of 1672.67 feet to the Easterly Right-of-Way line of Interstate 4; thence run N 38 degrees 26 feet 05 inches E along said Right-of-Way line for a distance of 1830.39 feet; thence run S 51 degrees 33 feet 55 inches E for a distance of 26.00 feet to the POINT OF BEGINNING; thence continue S 51 degrees 33 feet 55 inches E for a distance of 10.00 feet; thence run N 51 degrees 33 feet 55 inches E for a distance of 10.00 feet; thence run S 38 degrees 26 feet 05 inches E for a distance of 10.00 feet; thence run N 51 degrees 33 feet 55 inches W for a distance of 10.00 feet; thence run S 38 degrees 26 feet 05 inches W for a distance of 10.00 feet to the POINT OF BEGINNING.

                                      and

That part of Section 9, Township 23 South, Range 29 East, Orange County, Florida, described as follows:

Commence at the Southeast corner of Section 8, Township 23 South, Range 29 East, and run N 89 degrees 43 feet 15 inches W along the South line of the Southeast 1/4 of said Section 8 for a distance of 326.02 feet; thence run 00 degrees 24 feet 40 inches E along the West line of the East 1/4 the Southeast 1/4 of the Southeast 1/4 of said Section 8 for a distance of 33.00 feet; thence run N 89 degrees 43 feet 15 inches W parallel with and 33.00 feet Northerly of the South line of said Southeast 1/4 for a distance of 1672.67 feet to the Easterly Right-of-Way line of Interstate 4; thence run N 38 degrees 26 feet 05 inches E along said Right-of-way line for a distance of 3330.25 feet; thence run S 51 degrees 33 feet 55 inches E for a distance of 26.00 feet to the POINT OF BEGINNING; thence continue S 51 degrees 33 feet 55 inches E for a distance of
          10.00 feet; thence run N 38 degrees 26 feet 05 inches E for a distance of 10.00 feet; thence run S 38 degrees 26 feet 05 inches W for a distance of 10.00 feet to the POINT OF BEGINNING.

          3. Plaintiff and Defendants shall each bear their own costs and attorneys' fees.

          DONE AND ORDERED in Chambers at Orlando, Orange County, Florida, this ____ day of October, 1997.



                                              ----------------------------------
                                              W. ROGERS TURNER
                                              Circuit Judge


          I HEREBY CERTIFY that a true and correct copy of the foregoing has been furnished by U.S. Mail on this ____ day of October, 1997 to RICHARD F. WALL, ESQ., Post Office Box 2168, Orlando, FL 32802; and BRIAN A. McDOWELL, ESQ., Post Office Box 1526, Orlando, FL 32802.






                                              ----------------------------------
                                              Judicial Assistant/Attorney

                           SCHEDULE 1(I) - CONTRACTS

                                 See Attached.

     September 25, 1997

--------------------------------------------------------------------------------
                            ADVERTISERS - BILLBOARDS
                                  TAMPA MARKET
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BB#   LOCATION                CITY           SIZE        LIT  BB     ADVERTISER      TERM    EXP/DATE    MONTHLY A/E/P COMMENTS RATE
                              COUNTY                     Y/N  FACE                                         RATE                 CARD
------------------------------------------------------------------------------------------------------------------------------------
T-1  S/S Park Blvd. (7290),  Pinellas       10.5'x36' Y  A   Badcock Furniture   12 Mos. 05-14-98 $520.00                    $850.00
     .1 of a mile W of        Park                       B   Mike Kashtan'       12 Mos. 07-15-98 $580.00                    $850.00
     Belcher Rd., Facing E/W Pinellas                        Superior Auto Sales


T-2  E/S Clearwater-Largo    Clearwater     10.5'x36' Y  A   Available                                                       $550.00
     Rd. (1699), 1.5 M/N of  Pinellas                    B   Tampa Gas Inc.      12 Mos. 05-21-98 $450.00                    $550.00
     W. Bay Dr., Facing N/S

T-3  E/S Park St. (5001),    St. Petersburg 10.5'x36' Y  A   Robert Ohle/EM      12 Mos. 03-31-98 $475.00                    $600.00
     .5 of a M/N of Tyrone   Pinellas                        Wells, Esq.
     Blvd., Facing N/S                                   B   Steak N' Shake      12 Mos. 03-31-98 $500.00                    $600.00

T-4  W/S 66th St. N (11980), St. Petersburg 10.5'x36' Y  A   McDonald's          12 Mos. 02-28-98 $437.75                    $700.00
     1 M/S of Ulmerton Rd.,  Pinellas                        (Juan lllas)
     Facing N/S                                          B   Sonny's Real        12 Mos. 05-31-98 $468.00                    $700.00
                                                             Pit B-Q

T-5  N/S Walsingham Rd.      Largo          10'x30'   Y  A   Stakeout Grill-     12 Mos. 12-31-97 $570.00                    $700.00
     (14461), .3 of a M/W of Pinellas                        Guppy's Restaurant
     Indian Rocks Rd.,                                   B   Denny's             36 Mos. 12-31-98 $428.00     INC. 1-1-98:   $700.00
     Facing E/W                                                                                               3@$458

T-6  E/S Clearwater-Largo    Largo          10'x30'   Y  A   Available                                                       $550.00
     Rd. (904), .5 of a M/N  Pinellas                    B   Largo Mall
     of W. Bay Dr., Facing                                   (Davis Adv.)        12 Mos. 02-05-98 $297.50                    $550.00
     N/S

T-7  S/S E. Bay Dr. (1995),  Largo          10'x30'   Y  A   Available                                                       $650.00
     .2 of a M/W of Starkey  Pinellas                    B   Golf Terrace        24 Mos. 05-15-99 $459.00     Eff. 5-15-98:  $650.00
     Rd., Facing E/W                                         Apartments                                       $468.18

T-8  S/S Sunset Point Rd.    Clearwater     10.5'x36  Y  A   Available                                                       $700.00
     (1947), .2 of a M/W of  Pinellas                    B   Available                                                       $700.00
     Hercules Rd., Facing
     E/W

T-9  E/S Alt. US 19 (1743),  Tarpon Springs 10.5'x36' Y  A   Morgan, Colling     12 Mos. 05-23-98 $550.00                    $650.00
     .4 of a M/N of          Pinellas                        & Gilbert
     Klosterman Rd., Facing                              B   Celebrities         12 Mos. 09-06-98 $400.00 JL                 $650.00
     N/S

T-10 N/S of SR 52 (10601),   Hudson         14'x48'   Y  A   A.R. Mander,        12 Mos. 10-09-97 $600.00                    $700.00
     .6 of a M/E of Hick     Pasco                           Attorney                                                       $700.00
     Rd., Facing E/W                                     B   Available

T-11 W/S Clearwater/Largo    Largo          10'x30'   Y  A   Available                                                       $550.00
     Rd. (101), .1 of a M/N  Pinellas                    B   Available                                                       $550.00
     of W. Bay Dr., Facing
     N/S

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BB#   LOCATION                CITY        SIZE      LIT  BB      ADVERTISER        TERM   EXP/DATE  MONTHLY  A/E COMMENTS      RATE
                              COUNTY                Y/N  FACE                                       RATE     /P                CARD
------------------------------------------------------------------------------------------------------------------------------------
T-12  S/S W. Bay D. (2261),   Largo       10'x30'    Y    B   Lauren Bower-Platte 12 Mos. 11-04-98 $  425.00               $  700.00
      1 M/W of Clearwater-    Pinellas                        (Re-Max Realtor)
      Largo Rd., Facing E/W

T-13  N/S SR 54, .1 of a M/W  Land 'O'    10.5'x36'  Y    A   Wall to Wall Paper  24 Mos. 12-31-97 $  300.00    1-1-98:    $  600.00
      of Collier Parkway,     Lakes                       B   Lynn Smith-         12 Mos. 02-19-98 $  428.00    Wendy's 12 $  600.00
      Facing E/W              Pasco                           The Prudential                                    @600.10 Net

T-14  N/S SR 54, .3 of a M/W  Land 'O'    10.5'x36'  Y    A   Mobile One-G.T.E.   12 Mos. 06-30-98 $  530.00               $  700.00
      of Collier Parkway,     Lakes                       B   Lennar Homes        12 Mos. 08-31-98 $  550.00               $  700.00
      Facing E/W              Pasco

T-15  E/S Land 'O' Lakes      Land 'O'    14'x48'    Y    A   The Preserve at     12 Mos. 07-22-98 $  400.00               $  600.00
      Blvd. (5400), 3 M/N of  Lakes                           Lake Thomas
      SR 54, Facing N/S       Pasco                       B   Available                                                    $  600.00

T-16  E/S Land '0' Lakes      Land 'O'    10.5'x36'  Y    A   Caldwell Banker     12 Mos. 07-31-98 $  350.00               $  600.00
      Blvd. (2914), US 41,    Lakes                           Advantage
      .5 M/N of SR 54,        Pasco                       B   Cole Henderson
      Facing N/S                                              Drake               12 Mos. 08-09-98 $  450.00               $  600.00

T-17  E/S Land 'O' Lakes      Land 'O'    10.5'x36'  Y    A   Debra Kubicsek,     12 Mos. 04-09-98 $  420.00               $  600.00
      Blvd. (5710), 3.3 M/N   Lakes                           Atty. at Law
      of SR 54, Facing N/S    Pasco                       B   Available                                                    $  600.00

T-18  E/S Cortez Blvd.        Brooksville 10.5'x36'  Y    A   Available                                                    $  500.00
      (18845), .4 of a M/S of Hernando                    B   Cole Henderson
      SR 50, Facing N/S                                       Drake-Wendys        12 Mos. 12-31-97 $  357.00               $  500.00

T-19  E/S US Hwy. 19, 10.2    Unicorp     10.5'x36'  Y    A   Available
      M/N of SR 50 at Kelso   Hernando                    B   American Homes      12 Mos. TBP      $  375.00 P             $  500.00
      Rd., Facing N/S

T-20  E/S US Hwy. 19 S.       Clearwater  14'x48'    Y    A   Tri-Country RV      12 Mos. TBP      $1,000.00 P             $1,300.00
      (10815), .6 of a M/S    Pinellas                        Sales
      of 110th Ave., Facing                               B   Bob's Carpet Mart           MTM      $  700.00               $1,300.00
      N/S

T-21  S/S E. Bay Dr. (2805),  Largo       10'x30'    Y    A   Available                            $100.00                 $  700.00
      .3 of a M/E of Starkey  Pinellas                    B   Stampede Dance      12 Mos. 01-31-98 $350.00                 $  700.00
      Rd., Facing E/W                                         Hall & Saloon Inc.                                           $  850.00

T-22  N/S E. Bay Dr. (5200),  Largo       10'x30'    Y    A   Stakeout Grill-     12 Mos. 12-31-97 $570.00                 $  850.00
      .2 of a M/W of US Hwy.  Pinellas                        Guppy's Restaurant
      19, Facing E/W                                      B   Computer Express    06 Mos. 10-09-98 $500.00                 $  850.00

T-23  N/S E. Bay Dr. (1198),  Largo       10'x30'    Y    A   Associates Field    12 Mos. 07-15-98 $400.00                 $  700.00
      W of Highland Ave.      Pinellas                        Services
      Facing N/S                                          B   Available                                                    $  700.00

T-24  E/S of US Hwy 19 S.     Clearwater  14'x48'    Y    A   Builder's Square    12 Mos. 07-01-98 $800.00                 $1,300.00
      (10925), at 110th Ave.  Pinellas                    B   Days Inn Gateway    12 Mos. 04-17-98 $840.00                 $1,300.00
      Facing N/S

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BB#   LOCATION               CITY        SIZE     LIT  BB      ADVERTISER        TERM    EXP/DATE  MONTHLY A/E COMMENTS      RATE
                             COUNTY               Y/N  FACE                                        RATE     /p               CARD
------------------------------------------------------------------------------------------------------------------------------------
T-25  W/S 34th St. (4550),   St.         14'x48'   Y    A   Angels Painting     24 Mos.  04-21-99   $800.00    Eff.3-98:   $1,300.00
      .6 of a M/N of 38th    Petersburg                 B   Badcock Furniture   12 Mos.  03-24-98   $800.00    2@$850      $1,300.00
      Ave. N., Facing N/S    Pinellas                       Inc.

T-26  W/S of 34th St. N.     Pinellas    14'x48'   Y    A   Animal House        12 Mos.  08-25-98   $900.00                $1,300.00
      (6190), US Hwy. 19, at Park                       B   Badcock Furniture   12 Mos.  03-24-98   $800.00                $1,300.00
      62nd Ave., Facing N/S  Pinellas                       Inc.

T-27  W/S Madison Ave.       New Port    10.5'x36' Y    A   Dr. Clifford        12 Mos.  01-31-98   $400.00                $  500.00
      (4051), 300'N of SR 54 Richey                         Peters, Chriopractor
      Facing N/S             Pasco                      B   Trinity             12 Mos.  10-24-97   $500.00                $  500.00
                                                            Memorial Gardens

T-28  E/S US Hwy. 19 N.      New Port    10'x20'   Y    A   NAPA Auto Parts     60 Mos.  05-14-2001 $300.00    60 Mos.Paid $  500.00
      (7404), .1 of a M/S    Richey                     B   NAPA Auto Parts     60 Mos.  05-14-2001 $300.00    Ann. in
      of Port Richey Bridge, Pasco                                                                             Advance
      Facing N/S                                                                                               60 Mos.Paid $  500.00
                                                                                                               Ann. in
                                                                                                               Advance


T-29  S/S of SR 54 (5226),   New Port    14'x48'   Y    A   Available                                                      $  700.00
      .6 of a M/E of US Hwy. Richey                     B   Best Western        24 Mos.  06-30-99   $540.00                $  700.00
      19, Facing E/W         Pasco Co.                      Tahitian

T-30  W/S of Land '0' Lakes  Land 'O'    10.5'x36' Y    A   The Preserve at Lake 12 Mos. 07-24-98   $350.00                $  500.00
      Blvd. (6105), 3.7 M/N  Lakes                          Thomas
      of SR 54, Facing N/S   Pasco                      B   A.R. Mander,
                                                            Attorney             12 Mos. 10-09-97   $500.00                $  500.00

T-31  E/S US Hwy. 19 (16642) Aripeka     14'x48'   Y    A   Brewmasters, Inc.    24 Mos. 05-14-99   $408.00    Eff.5-14-98 $  700.00
      5.4 M/N of SR 52       Pasco                      B   N.G. Development     12 Mos. 01-09-98   $425.00    2@$416      $  700.00
      Facing N/S

T-32  S/S Cortez Blvd.       Brooksville 10.5'x36' Y    A   Available                                                      $  600.00
      (15430), 6.3 M/E of    Hernando                   B   Jim Quinlan Ford     12 Mos. 11-30-97   $400.00                $  600.00
      US Hwy. 19, Facing E/W

T-33  N/S Cortez Blvd.       Brooksville 10.5'x36' Y    A   Topics RV Community  12 Mos. 04-30-98   $450.00                $  550.00
      (28363), 1.8 M/W of    Hernando                   B   Available                                                      $  550.00
      I-75 Facing E/W

T-34  E/S S. Missouri Ave.   Clearwater  14'x48'   Y    A   Available                                                      $  700.00
      (1535), .2 of a M/N    Pinellas                   B   Stacey's Buffet      12 Mos. 12-31-97   $500.00                $  700.00
      of Belleair Rd., Facing
      N/S

T-35  E/S S. Missouri Ave.   Clearwater  14'x48'   Y    A   Bay Area Prosthetics 12 Mos. 02-28-98   $450.00                $  700.00
      (1477), .4 of a M/N    Pinellas                   B   Pac & Send, Inc.     12 Mos. 04-30-98   $420.00                $  700.00
      of Belleair Rd., Facing
      N/S

T-36  W/S Clearwater-Largo   Largo       12'x25'   Y    A   Available                                                      $  450.00
      Rd. (1509), 1 M/N of   Pinellas                   B   Available                                                      $  450.00
      Belleair Rd., Facing
      N/S

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BB#   LOCATION                CITY        SIZE      LIT  BB      ADVERTISER      TERM    EXP/DATE MONTHLY  A/E/P COMMENTS  RATE
                              COUNTY                Y/N  FACE                                     RATE                     CARD
------------------------------------------------------------------------------------------------------------------------------------
T-37  N/S Walsingham Rd.      Largo       10'x30'   y    A   Pueblo Village      12 Mos. 01-31-98 $  475.00                $  600.00
      (14385), .3 of a M/W of Pinellas                   B   Available                                                     $  600.00
      Indian Rocks Rd.,
      Facing E/W

T-38  S/S E. Bay Dr. (5105),  Largo       10'x30'   Y    A   Available                                                     $  700.00
      .3 of a M/W of US Hwy.  Pinellas                   B-1 Available                                                     $  700.00
      19, Facing E/W                                     B-2 Adoptions by Choice 06 Mos. 10-27-97 $  300.00                $  700.00
                                                         B-3 Available                                                     $  700.00

T-39  N/S W. Bay Dr. (1400),  Largo       10'x30'   Y    A   Stakeout Grill -    12 Mos. 12-31-97 $  420.00                $  500.00
      .5 of a M/W of                                          Guppy's Restaurant
      Clearwater-Lago Rd.,    Pinellas                   B   Morgan, Colling &   12 Mos. 05-22-98 $  400.00                $  500.00
      Facing E/W                                              Gilbert.

T-40  E/S Gall Blvd. (7010), Zephyrhills  10.5'x36' Y    A   East Pasco Medical  12 Mos. 10-17-98 $  750.00                $  500.00
      3 M/N of SR 54 (Gulf                                    Center
      Station), Facing N/S   Pasco                       B   FL Eyecare &        12 Mos. 09-30-98 $  420.00                $  500.00
                                                              Cataract Center

T-41  N/S of SR 52, 2.9 M/E  Hudson       14'x48'   Y    A   Sun Toyota          12 Mos. 12-14-97 $  476.00                $  600.00
      of US Hwy. 19 Facing   Pasco                       B   Available                                                     $  600.00
      E/W

T-42  S/S of Walsingham Rd.  Largo        10'x30'   Y    A   Pizza Shack         12 Mos. 12-14-97 $  600.00                $  800.00
      (14530), .3 of a M/W                                    "Ristone"
      of Indian Rocks Rd.,   Pinellas                    B   DMA Marketing       60 Mos. 12-12-98 $1,000.00      Trivision $  800.00
      Facing E/W                                                                                                  will be
                                                                                                                  owned at
                                                                                                                  Expiration

T-43  S/S of Walsingham Rd.  Largo        10'x30'   Y    A   Largo Mall, Inc.    12 Mos. 02-05-98 $  556,75                $  600.00
      (14590), .3 of a M/W   Pinellas                    B   Captain's Table     12 Mos. 04-16-98 $  550.00                $  600.00
      of Indian Rocks Rd.,
      Facing E/W

T-44  W/S 4th St. N. (5590), St.          10'x30'   Y    A   Placido Bayou       12 Mos. 11-03-97 $  750.00                $  700.00
      .2 of a M/N of 54th     Petersburg
      Ave., Facing N/S       Pinellas                    B   Kissin Cuzzins      12 Mos. 01-31-98 $  600.00                $  700.00

T-45  E/S of 66th St. N.     St.
      (4801), N of 48th Ave.  Petersburg  10.6'x36' Y    A   Clearwater Plumbing 12 Mos. 09-17-98 $  550.00      Eff.7-30- $  650.00
      N. Facing N/S          Pinellas                    B   Available                                            or sooner$  650.00

T-46  E/S of US Hwy. 19 N.   New Port
      (4218), .3 of a M/N     Richey      10.6'x36' Y    A   Harbor Behavorial   12 Mos. 12-31-97 $  580.00      Cancel    $  700.00
      of SR 54, Facing N/S   Pasco                       B   U.S. Homes
                                                              Corporation        12 Mos. TBP      $  595.00                $  700.00

T-47  S/S of SR 580 (2321),  Dunedin      14'x48'   Y    A   Kissin's Cuzzins    12 Mos. 03-16-98 $  840.00                $1,100.00
      .3 of a M/W of US Hwy. Pinellas                    B   Ryland Homes        12 Mos. 03-14-98 $1.200.00                $1,100.00
      19, Facing E/W

T-48  W/S of US Hwy. 19 N.   Tarpon       12'x42'   Y    A   Happy Feet Plus     12 Mos. 11-10-97 $  750.00                $  900.00
      (39310), .4 of a M/N    Spring
      of Klosterman Rd.,     Pinellas                    B   Happy Feet Plus     12 Mos. 11-10-97 $  750.00                $  900.00
      Facing N/S

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BB#   LOCATION                CITY       SIZE     LIT BB  ADVERTISER        TERM    EXP/DATE MONTHLY   A/E/P COMMENTS     RATE
                              COUNTY              Y/N FACE                                    RATE                         CARD
------------------------------------------------------------------------------------------------------------------------------------
T-49  W/S of 66th St. at      St.        10'x28'  Y   A   66th St. Texaco    12 Mos. 03-09-98 $  300.00       Eff.6-11-98: $  500.00
      Bryan Dairy Rd.          Peterburg                   Food Mart                                           2@$383.25
      Facing N/S              Pinellas                B   Xero  Cost Copier  24 Mos. 06-11-99 $  350.00                    $  500.00
                                                           Center
T-50  S/S Bay Pines Blvd.     St.        10'x36'  Y   A   Cody's Original    12 Mos. 03-31-98 $  475.00                    $  500.00
      (8330), .3 of a M/W of   Peterburg                   Road House
      Park St., Facing E/W    Pinellas                B   The Sports Bar &   12 Mos. 05-31-98 $  412.00                    $  500.00
                                                           Grill

T-51  E/S US Hwy. 19 S.       Clearwater 10'x28'  Y   A-T Volvo Village      12 Mos. 12-31-98 $  460.00                    $  500.00
      (12737), .5 of M/S of   Pinellas                A-L Ramada Limited     12 Mos. TBP      $  475.00                    $  600.00
      Ulmerton Rd. @ 126th                            B-T Available                                                        $  600.00
      Ave. N., Facing N/S                             B-L Adoptions by       06 Mos. 10-27-97 $  300.00                    $  600.00
                                                           Choice

T-52  W/S Seminole Blvd.      Seminole   10'x40'  Y   A   Clearwater         12 Mos. 09-17-98 $  400.00       Eff.7-30 or  $  500.00
      (10998), at 110th Ave.                               Plumbing                                            Sooner
      N., Facing N/S          Pinellas                B   Morgan Colling     12 Mos. 05-22-98 $  400.00                    $  500.00
                                                           Gillbert
T-53  W/S of 49th St. N.      Clearwater 10'x28'  Y   A   Rally Stores       12 Mos. 01-14-98 $  456.00                    $  500.00
      (12650), .4 of a M/S of Pinellas                B   Cole Henderson     12 Mos. 01-31-98 $  420.00                    $  500.00
      Ulmerton Rd., Facing                                 Drake-Wendys
      N/S                                 5'x15'  Y   C   Gas Tech           12 Mos. 02-28-98 $  150.00                          N/A

T-54  W/S of 66th St. N.      Clearwater 14'x48'  Y   A   Available                                                        $1,000.00
      (14444), .6 of a M/N of Pinellas                B   Florida Gators     03 Mos. 09-15-97 $  650.00                    $1,000.00
      Ulmerton Rd., Facing
      N/S

T-55  S/S of SR 52 (18950),   Date City  10.5'x36'Y   A   DeWitt Advertising 07 Mos. MTM      $1,000.00                    $  600.00
      .1 of a M/E of US 41                                 (Lottery)
      Facing E/W              Pasco                   B   Jim Ouinlan Ford   12 Mos. 01-31-98 $  420.00                    $  600.00

T-56  W/S of US 41 (50th      Tampa      10.5'x36'Y   A   Tampa Dist. Ctr. & 12 Mos. 09-05-98 $  722.50                    $1,100.00
      St.), .5 of a M/N of                                 Ctr. Point Bus.
      Crosstown Expressway,                                Park
      Facing N/S              Hillsbor-               B   Tampa Dist. Ctr. & 12 Mos. 09-05-98 $  722.50                    $1,100.00
                               ough                        Ctr. Point Bus.
                                                           Park

TB-57 W/S of US 301, 2 M/N of Dade City  12'x25'  Y   AT   Available                                                       $  450.00
      SR 52 Facing N/S        Pasco                   AB   Available                                                       $  450.00
      (16031 US 301)                                  BT   Available                                                       $  450.00
                                                      BB   Available                                                       $  450.00

TB-58 E/S of US 301, 50'N of  Dade City  12'x25'  Y   A    AR Mander,        12 Mos. 10-09-97 $  400.00                    $  600.00
      Morningside Dr. Facing                                Attorney
      N/S (1720 US 301)       Pasco                   B    Dade City         12 Mos. 08-15-98 $  412.36                    $  600.00
                                                            Hospital
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BB#   LOCATION                CITY        SIZE    LIT BB  ADVERTISER          TERM    EXP/DATE MONTHLY  A/E/P COMMENTS     RATE
                              COUNTY              Y/N FACE                                     RATE                        CARD
------------------------------------------------------------------------------------------------------------------------------------
TB-59 W/S of US 301, .1 of a  Date City   12'x25'   Y AT  Dade City Hospital  12 Mos. 08-15-98 $  283.66                   $  450.00
      M/S of US 98 Facing     Pasco                   AB  Oliver Roberts      12 Mos. 09-04-98 $  275.00       Eff. 9-1:   $  450.00
      N/S (11131 Hwy. 301)                                                                                      Oliver
                                                                                                                Roberts
                                                                                                                12@$275
                                                      BT  Dade City Hospital  12 Mos. 08-15-98 $  283.66                   $  450.00
                                                      BB  Oliver Roberts              07-17-98 $  275.00                   $  450.00

TB-60 W/S of US 301, .3 of a  Date City   12'x25'   Y AT  Edwinola Retirement 12 Mos. 10-24-97 $  300.00                   $  450.00
      M/S of US 98            Pasco                   AB  Beef O' Brady's     12 Mos. 06-30-98 $  289.00                   $  450.00
      (11131 Hwy. 301)                                BT  Peterson Insurance  12 Mos. 03-31-08 $  288.00                   $  450.00
                                                           Agency
                                                      BB  Golden Corral       12 Mos. TBP      $  400.00 JL                $  450.00

TB-61 S/S of SR 54, 100'E of  Zephyrhills 12'x25'   Y AT  Oliver W. Roberts   12 Mos. 07-31-98 $  210.00                   $  450.00
      Allen Rd. Facing E/W    Pasco                   AB  Happy Day's R.V.    12 Mos. 11-18-97 $  300.00                   $  450.00
                                                           Park
                                                      BT  Oliver W. Roberts   12 Mos. 07-31-98 $  315.00                   $  450.00
                                                      BB  Available                                                        $  450.00

TB-62 N/S of SR 54, 1 M/W of  New Port    12'x25'   Y AT  Available                                                        $  450.00
      Seven Springs Blvd.      Richey                 AB  Little Europa       12 Mos. TBP      $  350.00 P                 $  450.00
      (just W of Thys Rd.)    Pasco                   BT  Available                                                        $  450.00
      Facing E/W                                      BB  Dr.Clifford Peters, 12 Mos. 01-31-98 $  375.00                   $  450.00
                                                           Chiropractor

TB-63 N/S of SR 54, .4 of a   Land 'O'    12'x25'   Y AT  All Fabrics         12 Mos. 03-09-98 $  275.00                   $  450.00
      M/E of US 41 at Raden    Lakes                       Cleaners
      Rd., Facing E/W         Pasco                   AB  Stevens Pools       12 Mos. 07-31-98 $  275.00                   $  450.00
                                                      BT  Nugent Homes        12 Mos. 09-04-98 $  400.00                   $  450.00
                                                      BB  Stevens Pools       12 Mos. 07-31-98 $  275.00                   $  450.00

TB-64 N/S of SR 52, .3 of a               10.6'x36' Y A   Texaco/Blimpie's    12 Mos. 12-31-97 $  400.00                   $  750.00
      M/E of I-75 Facing E/W  Pasco                   B   Available                                                        $  750.00

TB-65 S/S of SR 50, .4 of a   Brooksvill  10.6'x36  Y A   Available                                                        $  600.00
      M/W of I-75 Facing E/W  Hernando                B   Remington Ourpost   12 Mos. TBP      $  400.00 P                 $  500.00
      (30220 E. Cortez Blvd.)

TB-66 S/S of SR 50, at        Brooksvill  10.6'x36  Y A   Jim Ouinlan         12 Mos. 04-30-98 $  610.00                   $  700.00
      Junction of CR 570 and  Hernando                B   Jim Ouinlan         12 Mos. 04-30-98 $  610.00                   $  700.00
      SR 50, Facing E/W
      (15250 Cortez Blvd.)

TB-67 W/S of Dale Mabry, .2   Lutz        10.6'x36  Y A   Available                                                        $  700.00
      M/S of US 41 Facing N/S Pasco                   B   Available                                                        $  700.00
      (1635 Dale Mabry)

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

------------------------------------------------------------------------------------------------------------------------------------
BB#   LOCATION                CITY        SIZE      LIT  BB      ADVERTISER        TERM   EXP/DATE  MONTHLY  A/E/P COMMENTS  RATE
                              COUNTY                Y/N  FACE                                       RATE                     CARD
------------------------------------------------------------------------------------------------------------------------------------
TB-68 W/S of US Hwy. 19,                  10'6x36'   Y    A   Tri County RV Sales 12 Mos. TBP       $  500.00  JL          $  700.00
      3 M/S of County Line                                    Inc.
      Rd. Facing N/S (16309                               B   Dunes Golf Club     12 Mos. TBP       $  400.00  P           $  600.00
      US Hwy. 19)             Pasco

TB-69 E/S of US Hwy. 19, .8               10'6x36'   Y    A   George C. Psetas    12 Mos. 07-31-98  $  850.00  RS          $  850.00
      of a M/S of SR 52                                       P.A.
      (11138 US Hwy. 19)                                  B   Available                                                    $  850.00
      Facing N/S              Pasco

TB-70 E/S of US Hwy 19, 1.3               10'6x36'   Y    A   Silverthorn         12 Mos. 04-30-98  $  661.00              $  850.00
      M/S of SR 52 (10704     Port Richey                 B   Pitt Boss BBQ       12 Mos. 01-15-98  $  575.00              $  850.00
      US Hwy. 19) Facing N/S  Pasco

TB-71 W/S of I-75, 1.2 M/S                10'6x36'   Y    A   Marathon            12 Mos. 11-30-97  $  800.00              $1,100.00
      of SR 50 Facing N/S                                 B   Racetrac            36 Mos. 02-28-99  $  650.00              $1,100.00
      (4400 Lockhart Rd.)     Hernando

TB-72 W/S of I-75, 1.8 M/S                10'6x36'   Y    A   Florida Acquarium   12 Mos. 01-31-98  $  765.00              $1,100.00
      of SR 50 Facing N/S                                 B   Wendy's             12 Mos. 09-04-98  $1,100.00  BC          $1,100.00
      (4400 Lockhart Rd.)     Hernando

TB-73 W/S of I-75, 2 M/S                  10'6x36'   Y    A   Big Top Flea Market 12 Mos. 12-01-97  $  700.00              $1,100.00
      of SR 50 Facing N/S                                 B   Glen Lakes          12 Mos. 06-30-98  $  650.00              $1,100.00
      (4400 Lockhart Rd.)     Hernando

TB-74 W/S of I-75, 2.3 M/S                10'6x36'   Y    A   N.G. Development    12 Mos. 01-09-98  $  750.00     Cancel   $1,100.00
      of SR 50 Facing N/S                                     /DBA River Ridge    12 Mos. 08-31-97  $  630.00     8-31-97  $1,100.00
      (4400 Lockhart Rd.)     Hernando                    B   Columbia Regional
                                                               Hospital

TB-75 W/S of I-75, .7 of a                10'6x36'   Y    A   Available                                                    $1,100.00
      M/S of SR 50 Facing N/S                             B   Available                                                    $1,100.00
      (5360 Lockhart Rd.)     Hernando

TB-76 E/S of I-75, 2.3 M/S                10'6x36'   Y    A   Sugar Mill Woods    12 Mos. 03-31-98  $  735.00              $1,100.00
      of SR 50 Facing N/S                                     Comm.
      (30107 Power Line Rd.)  Hernando                    B   Tri-County RV Sales 12 Mos. TBP       $1,000.00 P            $1,100.00

TB-77 E/S of I-75, 2.7 M/S                10'6x36'   Y    A   Silverthorn         12 Mos. 06-15-98  $  824.00              $1,100.00
      of SR 50 Facing N/S                                 B   Comfort Inn         12 Mos. 11-07-97  $  750.00              $1,100.00
      (30107 Power Line Rd.)  Hernando

TB-78 S/S of County Line                  10'6x36'   Y    A   Jim Quinlan Ford    12 Mos. 10-14-97  $  500.00              $  850.00
      Rd., .5 M/W of Mariner                              B   Available                                                    $  850.00
      Blvd., Facing E/W       Spring Hill
      (15718 County Line Rd.) Pasco

TB-79 W/S of I-75, 2.5 M/S of             10'6x36'   Y    A   Murphco of Florida  36 Mos. 06-19-00  $1,000.00     Eff.     $1,100.00
      SR 50, Facing N/S                                   B   Cracker Barrel Old  12 Mos. 04-15-98  $  900.00     6-19-98: $1,100.00
      (4400 Lockhart Rd.)     Hernando                        Country Store                                       2@$1000;
                                                                                                                  3@1100
                                                                                                                  Copy up
                                                                                                                  07-15-97

TB-80  N/S of E. Hillsborough             10'6x36'   Y    A   Available                                                    $  850.00
      Ave. (4130), .2 M/E of  Tampa                       B   Available                                                    $  850.00
      40th St., Facing E/W    Hillsborough

T-81  N/S of E. Hillsborough              10'6x36'   Y    A   Morgan, Colling &   12 Mos. 05-23-98  $  750.00              $  850.00
      Ave. (1042), .2 M/E of  Tampa                           Gilbert
      Nebraska, Facing E/W    Hillsborough                B   Adoptions By         6 Mos. 10-27-97  $  400.00              $  850.00
                                                              Choice Inc.
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

                             SCHEDULE 1(Q) - LEASES

                                 See Attached.

--------------------------------------------------------------------------------
                                  TAMPA MARKET
                          BILLBOARD PROPERTIES/LEASES
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
BB#   LOCATION                HWY.   FACES   W/S/ DISPLAY   LIT ST/CO/CTY PERMITS  PROPERTY   GROUND    LEASE         CONDITIONS/
                                     O   L   TRI  SIZE                             OWNER      RENT      EXP           COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
T-1   S/S Park Blvd. (7290),  FL694      2   S   10.5'x36' Y   Pinellas           Fred Herbst  $3,000.00 12-01/2003   10 Yrs. w/
      .1 of a mile W of                                        Florida   N/A                                          10 Option
      Belcher Rd., Facing E/W                                                                                         with notice


T-2   E/S Clearwater-Largo    US19A      2   S   10.5'x36' Y   Pinellas           Luis Botelko $2,400.00 4-27/Yr to   Year to Year
      Rd. (1699), 1.5 M/N of                                   Florida   BL554-35                        Yr           Lease
      W. Bay Dr., Facing N/S                                             BL555-35

T-3   E/S Park St. (5001),    CR 1       2   S   10.5'x36' Y   Pinellas  226761   Gloria       $2,400.00 6-12-2007    10 Yrs. w/
      .5 of a M/N of Tyrone                                    Florida   N/A      McCausland                          Automatic
      Blvd., Facing N/S                                                                                               10 Yr.
                                                                                                                      Renewal

T-4   W/S 66th St. N (11980), FL693      2   S   10.5'x36' Y   Pinellas  246112   RCL          $2,500.00 12-1/1998    5 Yrs. option
      1 M/S of Ulmerton Rd.,                                   Florida   N/A      Enterprises                         to renew w/8%
      Facing N/S                                                                  Inc.                                rent increase

T-5   N/S Walsingham Rd.      FL688      2   S   10'x30'   y   Largo     N/A      Larry R.     $2,400.00 5-6/2008     10 Yrs. w/
      (14461), .3 of a M/W of                                  Florida            Horden                              Automatic 10
      Indian Rocks Rd.,                                                                                               Yr. Renewal
      Facing E/W

T-6   E/S Clearwater-Largo    US19A      2   S   10'x30'   Y   Largo     0004026  Alvin J.     $2,400.00 8-22/2008    10 Yrs. w/
      Rd. (904), .5 of a M/N                                   Florida   N/A      Smith                               Automatic 10
      of W. Bay Dr., Facing                                                                                           Yr. Renewal
      N/S

T-7   S/S E Bay Dr. (1995),   FL686      2   S   10'x30'   Y   Largo              Peter Feth   $2,400.00 12-13/2008   10 Yrs. w/
      .2 of a M/W of Starket                                   Florida   N/A                                          Automatic 10
      Rd., Facing E/W                                                                                                 Yr. Renewal

T-8   S/S Sunset Point Rd.    CR576      2   S   10.5'x36' Y   Pinellas           John         $3,000.00 10-17/2008   10 Yrs. w/
      (1947), .2 of a M/W of                                   Florida   N/A      Gianfilippo                         Automatic 10
      Hercules Rd., Facing                                                                                            Yr. Renewal
      E/W (Clearwater)

T-9   E/S Alt. US 19 (1743),  SR595      2   S   10.5'x36' Y   Pinellas            Russ &      $2,400.00 6-9/2088     10 Yrs. w/
      .4 of a M/N of                                           Florida   BM888-35  Brigitte                           Automatic 10
      Klosterman Rd., Facing                                             BM889-35  Britton                            Yr. Renewal
      N/S (Tarpon Springs)

T-10  N/S of SR 52 (10601),   SR52       2   S   10.5'x36' Y   Pasco     228122    U-Haul      $2,250.00 7-31/2006    20 Yrs.-8-1-
      .6 of a M/E of Hick                                      Florda    BL116-35  Partnership                        86/91@$1400;
      Rd., Facing E/W                                                    BL117-35                                     91/96@1680
                                                                                                                      8-1-96/01@
                                                                                                                      $2250; 01/06
                                                                                                                      @$2820
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

------------------------------------------------------------------------------------------------------------------------------------
BB#   LOCATION                HWY.  FACES   W/S/   DISPLAY   LIT ST/CO/CTY PERMITS  PROPERTY   GROUND     LEASE       CONDITIONS/
                                    O   L   TRI     SIZE                             OWNER      RENT       EXP         COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
T-11  W/S Clearwater/Largo Rd. US19A     2  S      10'x30'   Y   Largo              Robert J.   $2,800.00  4-27/2004  Ten Yr. Lease
      (101),.1 of a M/N of W.                                    Florida  N/A       McDermott
      Bay Dr., Facing N/S

T-12  S/S W. Bay D. (2261),    FL686     1  S      10'x30'   Y   Largo    5151      Ernest &    $1,800.00  6-17/2004  5 Yrs. w/5
      1 M/W of Clearwater-                  Single               Pinellas N/A       Thirza                            Yr. Auto
      Largo Rd., Facing E/W                 B                                       Mortham                           Renewal

T-13  N/S SR 54, .1 of a M/W   FL54      2  S      10.5'x36' Y   Pasco    120758    Todd Woods  $2,500.00  12-1/2006  10 Yrs. w/5
      of Collier Parkway,                                        Florida  BK983-35  Enterprises                       Yr. Auto
      Facing E/W (Land 'O'                                                BK984-35                                    Renewal
      Lakes)

T-14  N/S SR 54, .3 of a M/W   FL54      2  S      10x5'x36'  Y  Pasco    120758    Todd Woods  $2,500.00  12-1/2006  10 Yrs. w/5
      of Collier Parkway,                                        Florida  B1835-35  Enterprises                       Yr. Auto
      Facing E/W                                                          B1836-35                                    Renewal

T-15  E/S Land 'O' Lakes       US41      2  S      14'x48'   Y   Pasco    228914    J.E. Harvey $2,025.90  1-5/2005   5 Yrs. w/two
      Blvd. (5400), 3 M/N of                                     Florida  BG-460-35 & Emma Lou                        5 Yr. Renewals
      SR 54, Facing N/S                                                   BG461-35  Harvey                            with written
                                                                                                                      request-3%
                                                                                                                      Ann. Increases

T-16  E/S Land '0' Lakes       US41      2  S      10.5'x36'  Y  Pasco    260999    Phillip     $2,086.70  3-2-2005   5 Yrs. w/two
      Blvd. (2914), US 41,                                       Florida  BNA841-55 White                             5 Yr. Renewals
      .5 M/N of SR 54,                                                    BNA842-55                                   with written
      Facing N/S                                                                                                      request-3%
                                                                                                                      Ann. Increases

T-17  E/S Land 'O' Lakes       US41      2  S      10.5'x36' Y   Pasco    228915    Norman      $1,800.00  5-15/2005  Two 5 Yr.
      Blvd. (5710), 3.3 M/N                                      Florida  BCO97-35  Conaty                            options to
      of SR 54, Facing N/S                                                BCO98-35                                    renew with
      (Land 'O' Lakes)                                                                                                5% rent
                                                                                                                      increases

T-18  E/S Cortez Blvd.         FL577     2  S      10.5'x36' Y   Hernando 8704360   Vance       $1,273.08  12-1/2007  Auto Renewal
      (18845), .4 of a M/S of                                    Florida  BM809-35  Revennaugh                        Yr. to Yr. w/
      SR 50, Facing N/S                                                   BM810-35                                    3% Inc. every
      (Brooksville)                                                                                                   other year

T-19  E/S US Hwy. 19, 10.2     US19      2  S      10.5'x36' Y   Hernando           Joseph      $1,200.00  6-30-03    15 Yrs. w/ a
      M/N of SR 50 at Kelso                                      Florida  AR840-35  D'Ettore                          10 Yr. Option
      Rd., Facing N/S                                                     AR841-35                                    to renew Same
                                                                                                                      Terms to 2013

T-20  E/S US Hwy. 19 S.        US19      2  S      14'x48'   Y   Pinellas 2557      Butler      $5,500.00  7-10/1099  $5500 or 16%
      (10815), .6 of a M/S                                       Florida  AY601-35  Carpet                            net revenue
      of 110th Ave., Facing                                               AY602-35  Co.
      N/S

T-21  S/S E. Bay Dr. (2805),   FL686     2  S      10'x30'   Y   Largo    7794      Ralph Bran, $3,000.00  12-31/2003 Ten Yrs: Yrs.
      .3 of a M/E of Starkey                                     Florida  N/A       Braun                             1-5@$3000 Ann.
      Rd., Facing E/W                                                               Corporation                       & Yrs. 6-10
                                                                                                                      @3600 Ann.

T-22  N/S E. Bay Dr. (5200),   FL686     2  S      10'x30'   Y   Largo    6691      Am South    $3,600.00  2-14/2000  5 Yr. Option
      .2 of a M/W of US Hwy.                                     Pinellas N/A       Bank                              to Renew
      19, Facing E/W



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

------------------------------------------------------------------------------------------------------------------------------------
BB#   LOCATION                HWY.  FACES  W/S/ DISPLAY  LIT ST/CO/CTY PERMITS  PROPERTY   GROUND    LEASE     CONDITIONS/
                                    O  L   TRI  SIZE                             OWNER      RENT      EXP       COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
T-23  N/S E Bay Dr. (1198), W FL686    2   S   10'x30'   Y   Largo    8449     Valerie L. $4,800.00 11-1/1999  10 Yrs. w/ 10 Yr.
      of Highland Ave. Facing                                Florida  N/A      Ayers                           Option to renew to
      N/S                                                                                                      2009 with conditions

T-24  E/S of US Hwy. 19 S     US19     2   S   14'x48'   Y   Pinellas 6171     James T.   $7,200.00 12-31-1999 10 Yr. Lease
      (10925) at 110th Ave.,                                 Florida  AY984-35 Paul
      Facing N/S                                                      AY985-35

T-25  W/S 34th St. (4550),    US19     2   S   14'x48'   Y   Pinellas 7641     Mark A.    $4,500.00 9-14/2002  10 Yr. Lease
      .6 of a M/N of 38th                                    Florida  AZ166-35 LaPrade
      Ave. N., Facing N/S                                             AZ167-35

T-26  W/S of 34th St. N.      US19     2   S   14'x48'   Y   Pinellas          Doug       $5,903.57 12-1/1098  10 Yr. Lease w/ 3%
      (6190), US Hwy. 19, at                                 Florida  B1363-35 Lowery &                        Ann. Increases
      62nd Ave., Facing N/S                                           B1364-35 Beth                            beginning at $4800
                                                                               Sudduth                         or 15% gross

T-27  W/S Madison Ave.        FL54     2   S   10.5'x36' Y   Pasco             Armstrong  $2,737.32 8-1-/1997  8 Yr. Lease-no
      (4051), 300'N of SR 54                                 Florida  BQ153-55 Plaza for                       option for renewal
      Facing N/S                                                      BQ154-55 Thomas
                                                                               Daniel

T-28  E/S US Hwy. 19 N.       US19     2   S   10'x20'   Y   Pasco             Invesco    $1,500.00 7-30/2007  10 Yrs. w/ 10 Yr.
      (7404), .1 of a M/S of                                 Florida  B1517-35 New Port                        renewal option @
      Port Richey Bridge,                                             B1518-35 Richey                          same rent of $1500
      Facing N/S                                                               Corp.                           or 15% Gr. Income

T-29  S/S of SR 54 (5226),    FL54     2   S   14'x48'   Y   Pasco             Dominick   $3,646.52 8-31/2008  20 Yr. Lease w/ Yr.
      .6 of a M/E of US Hwy.                                 Florida  B1573-35 Macaluso                        to Yr. Renewal Rent
      19, Facing E/W                                                  B1574-35                                 $3000 w/ 5% ann.
                                                                                                               increase

T-30  W/S of Land '0' Lakes   US41     2   S   10.5'x36' Y   Pasco    217551   Ridge      $2,000.00 8-20/2006  20 Yr. Lease w/ Yr.
      Blvd. (6105), 3.7 M/N                                  Florida  BD726-35 Manor                           to Yr. Renewal
      of SR 54, Facing N/S                                            BD727-35 Properties

T-31  E/S US Hwy. 19 (16642), US19     2   S   14'x48'   Y   Pasco             Peter Wong $2,000.00 6-2/2007   10 Yrs. w/ 10 Yr.
      5.4 M/N of SR 52                                       Florida  B1365-35 & Gim Mar                       renewal option @
      Facing N/S                                                      B1366-35                                 $2000 Ann. or 15%
                                                                                                               Gross Income

T-32  S/S Cortez Blvd.        FL50     2   S   10.5'x36' Y   Hernando          Thomas H.  $1,311.27 10-31/2007 20 Yr. Lease w/ Yr.
      (15430), 6.3 M/E of                                    Florida  AU153-35 White                           to Yr. Renewal at
      US Hwy. 19, Facing E/W                                          AU154-35                                 $1200 w/ 3% Inc.
                                                                                                               every 2nd year.

T-33  N/S Cortez Blvd.        FL50     2   S   10.5'x36' Y   Hernando          John Ames  $1,445.14 12-31/2007 20 Yr. Lease w/ Yr.
      (28363), 1.8 M/W of                                    Florida  BD438-35                                 to Yr. Renewal at
      I-75 Facing E/W                                                 BD439-35                                 $1200 w/ 3% Inc.
                                                                                                               every 2nd year.

T-34  E/S S. Missouri Ave.    US19A    2   S   14'x48'   Y   Pinellas          Robert     $1,605.00 10-31/2003 Ten Yrs. from 11-1-
      (1535), .2 of a M/N of                                 Florida  BL541-35 Keller                          93: 1-5 @$1605; Yrs.
      Belleair Rd., Facing                                            BL542-35                                 6-10 @$2675 Ann.
      N/S


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

------------------------------------------------------------------------------------------------------------------------------------
BB#   LOCATION                HWY.  FACES   W/S/  DISPLAY   LIT ST/CO/CTY   PERMITS  PROPERTY    GROUND    LEASE       CONDITIONS/
                                    O   L   TRI   SIZE                                 OWNER      RENT      EXP         COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
T-35  E/S S. Missouri Ave.    US19A     2   S     14'x48'   Y   Pinellas             Ronald E.    $2,000.00 11-28/2006  Ten Yrs. w/
      (1477), .4 of a M/N of                                    Florida     BL543-35 Smith                              Ten Yr.
      Belleair Rd., Facing                                                  BL544-35                                    renewal
      N/S                                                                                                               option

T-36  W/S Clearwater-Largo    US19A     2   S     12'x25'   Y   Largo                Lee &        $1,500.00 1-30/2007   Ten Yrs. w/
      Rd. (1509), 1 M/N of                                      Florida     N/A      Karen                              Ten Yr.
      Belleair Rd., Facing                                                           Johnson                            renewal
      N/S                                                                                                               option from
                                                                                                                        1-30-87 then
                                                                                                                        Yr. to Yr.

T-37  N/S Walsingham Rd.      FL688     2   S     10'x30'   Y   Largo                Joyce        $1,500.00 5-24/2004   Ten Yrs. w/
      (14385), .3 of a M/W of                                   Pinellas    N/A      Westphal                           Ten Yr.
      Indian Rocks Rd.,                                                                                                 renewal
      Facing E/W                                                                                                        option then
                                                                                                                        Yr. to Yr.

T-38  S/S E. Bay Dr. (5105),  FL686     4   S     10'x30'   Y   Largo                Lonnie       $2,000.00 1-4/2004    10 Yrs. w/
      .3 of a M/W of US Hwy.                TRI B               Pinellas    N/A      Orns                               10 Yr.
      19, Facing E/W                                                                 Automotive                         Renewal
                                                                                     Realty                             Option then
                                                                                     Assoc.                             Yr. to Yr.

T-39  N/S W. Bay Dr. (1400),  FL686     2   S     10'x30'   Y   Largo                Ronald R.    $1,605.00 5-12/2007   10 Yrs. w/
      .5 of a M/W of                                            Pinellas             and Joan                           10 Yr.
      Clearwater-Largo Rd.,                                                          A. Daniels                         Renewal
      Facing E/W                                                                                                        Option then
                                                                                                                        Yr. to Yr.

T-40  E/S Gall Blvd. (7010),  US301     2   S     10.5'x36' Y   Pasco       229939   William F.   $3,180.00 MTM         Month to
      3 M/N of SR 54 (Gulf                                      Florida     B1369-35 Nye                                Month Lease
      Station), Facing N/S,                                                 B1370-35 ABMM Inc.
      Zephyrhillis

T-41  N/S of SR 52, 2.9 M/E   FL52  2       S     14'x48'   Y   Pasco       209642   Permanent        -0-   N/A
      of US Hwy. 19 Facing                                      Florida     B1361-35 Easement
      E/W                                                                   B1362-35

T-42  S/S of Walsingham Rd.   FL688     2   S     10'x30'   Y   Largo       9063     Antoni &     $3,600.00 4-7-2009    Ten Yrs. w/
      (14530), .3 of a M/W                                      Pinellas    N/A      Wincent                            Ten Yr.
      of Indian Rocks Rd.,                                                           Niewiarowski                       Renewal
      Facing E/W                                                                                                        Option

T-43  S/S of Walsingham Rd.   FL688     2   S     10'x30'   Y   Largo       9062     Antoni &     $3,600.00 4-7-2009    Ten Yrs. w/
      (14590), .3 of a M/W                                      Florida     N/A      Wincent                            Ten Yr.
      of Indian Rocks Rd.,                                                           Niewiarowski                       Renewal
      Facing E/W                                                                                                        Option

T-44  W/S 4th St. N. (5590),  FL687     2   S     10'x30'   Y   St.         11219050 Cassie       $2,400.00 10-12/2009  Ten Yrs. w/
      .2 of a M/N of 54th                                       Petersburg  N/A      Featherstone                       Ten Yr.
      Ave., Facing N/S                                          Florida                                                 Renewal
                                                                                                                        Option

T-45  E/S of 66th St. N.      SR693     2   S     10.6'x36' Y   Pinellas    13594    Warren Mack  $3,210.00 5-31/1999   Ten Yrs.-
      (4801), N of 48th Ave.                                    Florida     BA448-35 & Sally Mack                       Beginning
      N. Facing N/S                                                         BA449-35 Weiner                             6-1-92 Yrs.
                                                                                                                        1-2 @$2400;
                                                                                                                        3-5 @$3000;
                                                                                                                        6-8 @$3600

T-46  E/S of US Hwy. 19 N.    US19      2   S     10.6'x36' Y   Pasco       098273   Rent-A-Space $3,600.00 12-31-2002  9 Yrs.-7
      (4218), .3 of a M/N                                       Florida     B1367-35 Corp.                              Yrs. @$300
      of SR 54, Facing N/S                                                  B1368-35                                    Mo. & 2 Yrs.
                                                                                                                        @ $400 Mo.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BB#   LOCATION                HWY.   FACES   W/S/   DISPLAY   LIT ST/CO/CTY   PERMITS  PROPERTY   GROUND    LEASE     CONDITIONS/
                                     O  L    TRI     SIZE                               OWNER      RENT      EXP       COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
T-47  S/S of SR 580 (2321),   SR580     2   S         14'x48'   Y Pinellas     T8641    Sevald &  $5,500.00  9-30/2006 to 2001:
      .3 of a M/W of US Hwy.                                      Florida      BA948-35 Barabara                       $5500; to
      19, Facing E/W                                                           BA949-35 Nielsen                        2006: $6000
      (Dunedin)                                                                                                        60 Day Notice
                                                                                                                       of Renewal
                                                                                                                       Yr. 2001
T-48  W/S of US Hwy. 19B,     US19  2       S         12'x42'   Y Pinellas              Permanent  N/A       N/A
      (39310), .4 of a M/N                                        Florida               Easement
      of Klosterman Rd.,                                                       AM944-10 Bradley
      Facing N/S. Tarpon                                                       AM945-10 Plaza
      Springs                                                                           Assoc.

T-49  W/S of 66th St. at      FL693     2   W         10'x28'   Y Pinellas     245029   Dorothy R. $1,605.00 4-14/2008 10 Yrs. w/
      Bryan Dairy Rd.                                             Florida      BM896-35 Mills,                         10 Yr.
      Facing N/S                                                               BM897-35 Trustee                        Renewal
                                                                                                                       Option
T-50  S/S Bay Pines Blvd.     FL688     2   W         10'x36'   Y Pinellas     20266    Anthony    $3,852.00 Yr. to Yr.
      (8330), .3 of a M/W of                                      Florida      BL552-35 Barbato
      Park St., Facing E/W                                                     BL553-35

T-51  E/S US Hwy. 19 S.       US19      4   W         10'x28'   Y Clearwater   72225    Jacinto    $5,018.65 9-22/2008 10 Yrs. w/
      (12737), .5 of M/S of                 Stack A&B             Pinellas     AX816-35 Rodriques                      10 Yr.
      Ulmerton Rd. @ 126th                                                     AX817-35                                Renewal
      Ave. N., Facing N/S                                                                                              Option Yrs.
                                                                                                                       1-10 @$5%
                                                                                                                       ann. increase

T-52  W/S Seminole Blvd.      FL595     2   W         10'x40'   Y Seminole     22619    Lazzara    $2,568.00 3-14-2001 3 Yrs. w/ 3
      (10998), at 110th Ave.                                      Pinellas     BL539-35 Oil Co.                        Yrs. Renewal
      N., Facing N/S                                                           BL540-35 Michael A.                     Option
                                                                                        Lazzara                        Beginning
                                                                                                                       3-14-95

T-53  W/S of 49th St. N.      CR611     2   W         10'x28'   Y Clearwater   254050   Marshall   $2,675.00 2-1-1999  3 Yrs.-1@
      (12650), .4 of a M/S of                                     Pinellas              Harris                         $2675; 2@
      Ulmerton Rd., Facing                                                                                             $2808.75; 3
      N/S                                                                                                              @$2,949.19
                                        1   Plastic   5'x15'    N

T-54  W/S of 66th St. N.      FL693     2   S         14'x48'   Y Pinellas     BNA839-55 The       $2,400.00 1-1/2016  10 Yrs. w/ 10
      (14444), .6 of a M/N of                                     Florida      BNA840-55 Christian                     Yr. Renewal
      Ulmerton Rd., Facing                                                               Network                       Option
      N/S

T-55  S/S of SR 52 (18950),   FL52      2   S         10.5'x36' Y Pasco        238242   Anne T.    $1,800.00 10-31/2015 10 Yrs. w/
      .1 of a M/E of US 41                                        Florida      BG758-35 Calhoun                         10 Yr.
      Facing E/W (Dade City)                                                   BG759-35                                 Renewal
                                                                                                                        Option 10
                                                                                                                        Yrs. @$150
                                                                                                                        Mo.; 10 Yrs.
                                                                                                                        @$200 Mo.

T-56  W/S of US 41 (50th      US41      2   S         10.5'x36' Y Tampa        146682   Outdoor    $1,597.50 Yr. to Yr. Yr. to Yr.
      St.), .5 of a M/N of                                        Hillsborough BL734-35 Systems              4-1/3-31   Lease @$1500
      Crosstown Expressway,                                                    BL735-35 Adv.                            + 6.5% Tax
      Facing N/S                                                                                                        or 25% of
                                                                                                                        Gross
                                                                                                                        whichever
                                                                                                                        is greater

TB-57 W/S of US 301, 2 M/N of US301     4   S         12'x25'   Y Pasco        224145   Sto-Ete    $1,200.00 6-30/2005  5 Yrs. w/ 5
      SR 52 Facing N/S                      Stack A&B             Florida      BK522-35 Storage                         Yr. Renewal
      (16031 US 301)                                                           BK523-35                                 Option Rent
                                                                                                                        $1200 Ann
                                                                                                                        or 15% Gross
                                                                                                                        Income

TB-58 E/S of US 301, 50'N of  US301     2   S         12'x25'   Y Pasco        209092   Scotty's   $1,272.00 6-23/1998  4 Yr. Lease-
      Morningside Dr. Facing                                      Florida      BJ370-35 Inc.                            Rent + 10%
      N/S (1720 US 301)                                                        BJ371-35                                 of Gross
                                                                                                                        Rev.
                                                                                                                        exceeding
                                                                                                                        sum of Min.
                                                                                                                        Mo. Rent
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BB#   LOCATION                HWY.  FACES   W/S/   DISPLAY  LIT ST/CO/CTY PERMITS  PROPERTY    GROUND     LEASE     CONDITIONS/
                                     O  L   TRI     SIZE                             OWNER      RENT       EXP       COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
TB-59 W/S of US 301, .1 of a  US301    4   W         12'x25'   Y Pasco    208836   Enza         $1,200.00 8-4/2014  10 Yrs. w/ 10
      M/S of US 98 Facing                  Stack A&B             Florida  BJ295-35 Orsi                             Yr. Renewal
      N/S (11131 Hwy. 301)                                                BJ296-35                                  Option Rent
                                                                                                                    $1200 or 10% Net

TB-60 W/S of US 301, .3 of a  US301    4   W         12'x25'   Y Pasco    208837   Enza         $1,200.00 6-13/2014 10 Yrs. w/ 10
      M/S of US 98 Facing N/S              Stack A&B             Florida  BJ297-35 Orsi                             Yr. Renewal
      (11131 Hwy. 301)                                                    BJ298-35                                  Option Rent
                                                                                                                    $1200 or 10%
                                                                                                                    Net

TB-61 S/S of SR 54, 100'E of  SR54     4   W         12'x25'   Y Pasco    219395   H&S Realty   $2,400.00 1-24/2002 7 Yrs.:1@$250;
      Allen Rd. Facing E/W                 Stack A&B             Florida  BK129-35 Property                         2&3@$200; 4/7@
                                                                          BK130-35 Inc.                             $250 Inc. to
                                                                                                                    $250 2-1-98

TB-62 N/S of SR 54, 1 M/W of  SR54     4   W         12'x25'   Y Pasco    205991   Dave &       $1,200.00 8-16/2014 10 Yrs. w/ 10
      Seven Springs Blvd.                  Stack A&B             Florida  BJ084-35 Darla                            Yr. Renewal
      Just W of Thys Rd.,                                                 BJ085-35 Schwendeman                      Option Rent
      Facing E/W (6325 SR 54)                                                                                       $1200 Ann. or
                                                                                                                    15% Net

TB-63 N/S of 2328 SR54 at     SR54     4   W         12'x25'   Y Pasco    205009   Wendy's Old  $1,399.20 8-8/109   5 Yr. Lease @
      Raden Dr., .4 of a M/E               Stack A&B             Florida  BJ194-35 Fashion                          $1399.20 Ann.
      of US 41, Facing E/W                                                BJ195-35 Hamburgers                       or 20% Gross
                                                                                   of NY Inc.

TB-64 N/S of SR 52, .3 of a   SR52     2   S         10.6'x36' Y Pasco    240444   One Pasco    $1,272.00 13-31/2014 10 Yrs. w/ 10
      M/E of I-75 Facing E/W                                     Florida  BL310-35 Center %                          Yr. Renewal
                                                                          BL311-35 WREC                              Option

TB-65 S/S of SR 50, .4 of a   SR50     2   W         10.6'x36' Y Hernando 9500433  Jack         $1,800.00 2-13/2015  10 Yrs. w/ 10
      M/W of I-75 Facing E/W                                     Florida  BK435-35 Melton                            Yr. Renewal
      (30220 E. Cortez Blvd.)                                             BK436-35 Family,                           Option
                                                                                   Inc.

TB-66 S/S of SR 50, at        SR50     2   S         10.6'x36' Y Hernando 1009119  Gary J. Dame $3,000.00 5-31/2006  10 Yrs.
      Junction of CR 570 and                                     Florida  BL730-35 Yvonne M.
      SR 50, Facing E/W                                                   BL731-35 Dame
      (15250 Cortez Blvd.)

TB-67 W/S of Dale Mabry, .2   SR597    2   S         10.6'x36' Y Pasco    243787   John M.      $2,400.00 4-2/2026   15 Yrs. w/ 15
      M/S of US 41 Facing N/S                                    Florida  BL744-35 Harris                            Yr. Renewal
      (1635 Dale Mabry)                                                   BL745-35 Gretchen W.                       Option Rent
                                                                                   Harris                            $2400 Ann or
                                                                                                                     15% Net

TB-68 W/S OF US Hwy. 19, 3    US19     2   W         10.6'x36' Y Pasco    222958   Leonard      $1,282.00 8-12/2015  10 Yrs. w/ 10
      M/S of County Line Rd.                                     Florida  BK473-35 Whitney                           Yr. Renewal
      Facing N/S (16309 US                                                BK474-35                                   Option 1st and
      Hwy. 19)                                                                                                       Last months
                                                                                                                     paid w/ 1st Mo.

TB-69 E/S of US Hwy. 19, .8   US19      2  S         10.6'x36' Y Pasco    219077   Tri County   $1,800.00 8-4/2014   10 Yrs. w/ 10
      a M/S of SR 52 (11138                                      Florida  BJ082-35 Development/                      Yr. Renewal
      US Hwy. 19) Facing N/S                                              BJ083-35 Pasco                             Option Rent
                                                                                                                     $1800 Ann or
                                                                                                                     35% Gross

TB-70 E/S of US Hwy. 19, 1.3  US19      2  S         10.6'x36' Y Pasco    205012   Hao Wah      $1,800.00 8-4/2014   10 Yrs. w/ 10
      M/S of SR 52 (10704 US                                     Florida  BM832-35 Quach                             Yr. Renewal
      Hwy. 19) Facing NS                                                  BM833-35                                   Option


------------------------------------------------------------------------------------------------------------------------------------


                                  Page 6 or 7

------------------------------------------------------------------------------------------------------------------------------------
BB#   LOCATION                HWY. FACES   W/S/ DISPLAY   LIT ST/CO/CTY PERMITS  PROPERTY     GROUND      LEASE      CONDITIONS/
                                   O   L   TRI  SIZE                             OWNER        RENT        EXP        COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
TB-71 W/S of I-75, 1.2 M/S   I-75      2   S    10.6'x36' Y   Hernando  1004109  Jack Melton  $  2,004.00 6-17/2016  10 Yrs.+10 Yrs:
      of SR 50 Facing N/S                                     Florida   BK904-35 Family, Inc.                        1-5@$167/6-10
      (4400 Lockhart Rd.)                                               BK90-35                                      @$185/11-15@
                                                                                                                     $200/16-20@ 220
                                                                                                                     Mo. or 15% Net

TB-72 W/S of I-75, 1.8 M/S   I-75      2   S    10.6'x36' Y   Hernando  1004108  Jack Melton  $  2,004.00 6-17/2016  10 Yrs.+10 Yrs:
      of SR 50 Facing N/S                                     Florida   BK908-35 Family, Inc.                        1-5@$167/6-10
      (4400 Lockhart Rd.)                                               BK909-35                                     @$185/11-15@
                                                                                                                     $200/16-20@ 220
                                                                                                                     Mo. or 15% Net


TB-73 W/S of I-75, 2 M/S     I-75      2   S    10.6'x36' Y   Hernando  1003669  Jack Melton  $  2,004.00 3-21/2016  10 Yrs.+10 Yrs:
      of SR 50 Facing N/S                                     Florida   BK910-35 Family, Inc.                        1-5@$167/6-10
      (4400 Lockhart Rd.)                                               BK911-35                                     @$185/11-15@
                                                                                                                     $200/16-20@ 220
                                                                                                                     Mo. or 15% Net


TB-74 W/S of I-75, 2.3 M/S   I-75      2   S    10.6'x36' Y   Hernando  1003668  Jack Melton  $  2,004.00 6-12/2016  10 Yrs.+10 Yrs:
      of SR 50 Facing N/S                                     Florida   BK912-35 Family, Inc.                        1-5@$167/6-10
      (4400 Lockhart Rd.)                                               BK913-35                                     @$185/11-15@
                                                                                                                     $200/16-20@ 220
                                                                                                                     Mo. or 15% Net


TB-75 W/S of I-75, .7 M/S    I-75      2   S    10.6'x36' Y   Hernando  1012190  Jack Melton  $  2,004.00 8-26/2016  10 Yrs.+10 Yrs:
      of a M/S SR 50                                          Florida   BM349-35 Family, Inc.                        1-5@$167/6-10
      Facing N/S (5360                                                  BM350-35                                     @$185/11-15@
      Lockhart Rd.)                                                                                                  $200/16-20@ 220
                                                                                                                     Mo. or 15% Net


TB-76 E/S of I-75, 2.3 M/S   I-75      2   S    10.6'x36' Y   Hernando  1003151  Jack Melton  $  2,004.00 3-21/2016  10 Yrs.+10 Yrs:
      of SR 50 Facing N/S                                     Florida   BK629-35 Family, Inc.                        1-5@$167/6-10
      (30107 Power Line Rd.)                                            BK630-35                                     @$185/11-15@
                                                                                                                     $200/16-20@ 220
                                                                                                                     Mo. or 15% Net


TB-77 E/S of I-75, 2.7 M/S   I-75      2   S    10.6'x36' Y   Hernando  1003670  Jack Melton  $  2,004.00 3-21/2016  10 Yrs.+10 Yrs:
      of SR 50 Facing N/S                                     Florida   BK902-35 Family, Inc.                        1-5@$167/6-10
      (30107 Power Line Rd.)                                            BK903-35                                     @$185/11-15@
                                                                                                                     $200/16-20@ 220
                                                                                                                     Mo. or 15% Net


TB-78 S/S of County Line Rd. I-75      2   S    10.6'x36' Y   Pasco     250219   Frank Oliver $  1,200.00 6-31/2026  15 Yrs. w/15
      (15718), .5 M/W of                                      Florida                                                Yr. Renewal
      Mariner Blvd., Facing                                                                                          Option Rent
      E/W (Spring Hill)                                                                                              $1200 Ann or
                                                                                                                     10% Net


TB-79 W/S of I-75, 2.5 M/S   I-75      2   S    10.6'x36' Y   Hernando  1017270  Jack Melton  $  2,004.00 Construc-  10 Yrs.+10 Yrs:
      of SR 50, Facing N/S                                    Florida   BN197-35 Family, Inc.             tion       1-5@$167/6-10
      (4400 Lockhard Rd.)                                               BN198-35                                     @$185/11-15@
                                                                                                                     $200/16-20@ 220
                                                                                                                     Mo. or 15% Net

TB-80 N/S of E. Hillsborough US92      2   S    10.6'x36' Y   Tampa     153658   Elias de la  $  1,500.00 11-01-2016 10 Yrs. w/10
      Ave. (4130) .2 M/E of  SR580                            Florida   BM909-35 Torre                               Renewal
      49th St., Facing E/W                                              BM910-35

TB-81 N/S of E. Hillsborough US92      2   S    10.6'x36' Y   Tampa     152853   Kirit A.     $  1,800.00 11-01-2016 10 Yrs. w/10
      Ave. (1042) .2 M/E of  SR580                            Florida   BM907-35 Patel                               Renewal
      Nebraska, Facing E/W                                              BM908-35


      NUMBER FACES OWNED: 4
      NUMBER FACES LEASED: 174
                                                                                                                         09-23-97
------------------------------------------------------------------------------------------------------------------------------------

                           SCHEDULE 1(S) - LOCATIONS

                                 See Attached.

--------------------------------------------------------------------------------
                                  TAMPA MARKET
                          BILLBOARD PROPERTIES/LEASES
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BB#   LOCATION                HWY.   FACES   W/S/ DISPLAY   LIT ST/CO/CTY PERMITS  PROPERTY          GROUND    LEASE     CONDITIONS/
                                     O   L   TRI  SIZE                             OWNER             RENT      EXP       COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
T-1   S/S Park Blvd. (7290),  FL694      2   S    10.5'x36' Y   Pinellas           Fred Herbst       $3,000.00 12-01/    10 Yrs. w/
      .1 of a mile W of                                         Florida   N/A                                  2003      10 Option
      Belcher Rd., Facing E/W                                                                                            with notice

T-2   E/S Clearwater-Largo    US19A      2   S    10.5'x36' Y   Pinellas           Luis Botelko      $2,400.00 4-27/Yr   Year to
      Rd. (1699), 1.5 M/N of                                    Florida   BL554-35                             to Yr     Year Lease
      W. Bay Dr., Facing N/S                                              BL555-35

T-3   E/S Park St. (5001),    CR 1       2   S    10.5'x36' Y   Pinellas  226761   Gloria McCausland $2,400.00  6-12-    10 Yrs w/
      .5 of a M/N of Tyrone                                     Florida   N/A                                   2007     Automatic
      Blvd., Facing N/S                                                                                                  10 Yr.
                                                                                                                         Renewal

T-4   W/S 66th St. N (11980), FL693      2   S    10.5'x36' Y   Pinellas  246112   RCL Enterprises   $2,500.00  12-1/    5 Yrs
      1 M/S of Ulmerton Rd.,                                    Florida   N/A      Inc.                         1998     option to
      Facing N/S                                                                                                         renew w/8%
                                                                                                                         rent
                                                                                                                         increase

T-5   N/S Walsingham Rd.      FL688      2   S    10'x30'   Y   Largo              Larry R. Horden   $2,400.00   5-6/    10 Yrs. w/
      (14461), .3 of a M/W of                                   Florida   N/A                                    2008    Automatic
      Indian Rocks Rd.,                                                                                                  10 Yr.
      Facing E/W                                                                                                         Renewal


T-6   E/S Clearwater-Largo    US19A      2   S    10'x30'   Y   Largo     0004026  Alvin J. Smith    $2,400.00  8-22/    10 Yrs. w/
      Rd. (904), .5 of a M/N                                    Florida   N/A                                   2008     Automatic
      of W. Bay Dr., Facing                                                                                              10 Yr.
      N/S                                                                                                                Renewal

T-7   S/S E. Bay Dr. (1995),  FL686      2   S    10'x30'   Y   Largo              Peter Feth        $2,400.00 12-13/    10 Yrs. w/
      .2 of a M/W of Starkey                                    Florida   N/A                                  2008      Automatic
      Rd., Facing E/W                                                                                                    10 Yr.
                                                                                                                         Renewal

T-8   S/S Sunset Point Rd.    CR576      2   S    10.5'x36' Y   Pinellas           John Gianfilippo  $3,000.00 10-17/    10 Yrs. w/
      (1947), .2 of a M/W of                                    Florida   N/A                                  2008      Automatic
      Hercules Rd., Facing                                                                                               10 Yr.
      E/W                                                                                                                Renewal

T-9   E/S Alt. US 19 (1743),  SR595      2   S    10.5'x36' Y   Pinellas           Russ & Brigitte   $2,400.00   6-9/    10 Yrs. w/
      .4 of a M/N of                                            Florida   BM888-35 Britton                       2088    Automatic
      Klosterman Rd., Facing                                              BM889-35                                       10 Yr.
      N/S                                                                                                                Renewal

T-10  N/S of SR 52 (10601),   SR52       2   S    10.5'x36' Y   Pasco     228122   U-Haul            $2,250.00  7-31/    20 Yrs.-8-1
      .6 of a M/E of Hick                                       Florida   BL116-35 Partnership                  2006     -86/91@
      Rd., Facing E/W                                                     BL117-35                                       $1400; 91/
                                                                                                                         96@$1680
                                                                                                                         8-1-96/01@
                                                                                                                         $2250;01/
                                                                                                                         06@$2820

T-11  W/S Clearwater/Largo    US19A      2   S    10x30'    Y   Largo              Robert J.         $2,280.00  4/27/    Ten Yr.
      Rd. (101), .1 of a                                        Florida   N/A      McDermott                    2004     Lease
      M/N of W. Bay Dr.,
      Facing N/S

---------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BB#   LOCATION                HWY.   FACES   W/S/ DISPLAY   LIT ST/CO/CTY PERMITS  PROPERTY   GROUND    LEASE     CONDITIONS/
                                     O   L   TRI  SIZE                             OWNER      RENT      EXP       COMMENTS
------------------------------------------------------------------------------------------------------------------------------------

T-12  S/S W. Bay D. (2261),   FL686      2   S     10'X30'  Y    Largo     5151     Ernest & Thirza  $1,800.00  6-17 5 Yrs w/5Yr
      1 M/W of Clearwater-                   Single              Pinellas  N/A      Mortham  .                  2004 Auto Renewal
      Largo Rd., Facing E/W

T-13  N/S SR 54, .1 of a M/W  FL54       2   S     10.5'5   Y    Pasco     120758   Todd Woods       $2,500.00 12-1/ 10 Yrs w/5Yr
      of Collier Parkway,                           x 36'        Florida   BK983-35 Enterprises                 2006 Auto Renewal
      Facing E/W                                                           BK984-35

T-14  N/S SR 54, .3 of a M/W  FL54       2   S     10.5'    Y    Pasco     120758   Todd Woods       $2,500.00 12-1/ 10 Yrs w/5Yr
      of Collier Parkway,                          x36'          Florida   B1835-35 Enterprises                 2006 Auto Renewal
      Facing E/W                                                           B1836-35

T-15  E/S Land 'O' Lakes      US41       2   S     14'x48   Y    Pasco     228914    J.E. Harvey    $2,025.90  1-5/  5 Yrs w/two
      Blvd. (5400), 3 M/N of                                     Flordia   BG460-35  Emma Lou Harvey           2005  5 Yr. Renewal
      SR 54, Facing N/S                                                    BG461-35                                  with written
                                                                                                                     request-3%
                                                                                                                     Ann. Increase

T-16  E/S Land '0' Lakes      US41      2    S    10.5'x36' Y    Pasco     260999    Phillip White  $2,086.70 3-2/   5 Yrs w/two
      Blvd. (2914), US 41,                                       Florida   BN841-55                           2005   5 Yr. Renewals
      .5 M/N of SR 54,                                                     BN842-55                                  with written
      Facing N/S                                                                                                     request-3%
                                                                                                                     Ann. Increase

T-17  E/S Land 'O' Lakes      US41      2    S    10.5'x36' Y    Pasco     228915    Norman Conaty  $1,800.00 5-15/  Two 5 Yr.
      Blvd. (5710), 3.3 M/N                                      Florida   BC097-35                           2005   Options to
      of SR 54, Facing N/S                                                 BCO98-35                                  renew with 5%
                                                                                                                     rent increase

T-18  E/S Cortez Blvd.        FL577     2    S    10.5'x36' y    Hernando  8704360   Vance          $1,273.08 12-1/  Auto renewal
      (18845), .4 of a M/S of                                    Florida   BM809-35  Revennaugh               2007   Yr. to Yr.
      SR 50, Facing N/S                                                    BM810-35                                  with 3% Inc.
                                                                                                                     every other
                                                                                                                     year.

T-19  E/S US Hwy. 19, 10.2    US19      2    S    10.5'x36' Y    Hernando            Joseph         $1,200.00        15 Yrs. w/a 10
      M/N of SR 50 at Kelso                                      Florida   AR840-35  D'Ettore       6-30-03          Option to
      Rd., Facing N/S                                                      AR841-35                                  renew Same
                                                                                                                     Terms to 2013

T-20  E/S US Hwy. 19 S.       US19      2    S    14'x48'   Y    Pinellas  2557      Butler Carpet  $5,500.00 7-10/  $5500 or 16%
      (10815), .6 of a M/S                                       Florida   AY601-35  Co.                      1099   net revenue
      of 110th Ave., Facing                                                AY602-35
      N/S

T-21  S/S E. Bay Dr. (2805),  FL686     2    S    10'x30'   Y    Largo     7794      Ralph Braun,   $3,000.0  12-31/ Ten Yrs: Yrs.
      .3 of a M/E of Starkey                                     Florida   N/A       Braun Corp.              2003   1-5 @$3000
      Rd., Facing E/W                                                                                                Ann. & Yrs.
                                                                                                                     6-10 @ $3600
                                                                                                                     Ann.

T-22  N/S E. Bay Dr. (5200),  FL686     2    S    10'x30'   Y    Largo     6691      Am South       $3,600.00 2-14/  5 Yr. Option
     .2 of a M/W of US Hwy.                                      Pinellas  N/A       Bank                     2000   to Renew
      19, Facing E/W

T-23  N/S E. Bay Dr. (1198),  FL686     2    S    10'x30'   Y    Largo     8449      Valerie L.     $4,800.00 11-1/  10 Yrs. w/10
      W of Highland Ave.                                         Florida   N/A       Ayers                    1999   Yr. Option to
      Facing N/S                                                                                                     renew to 2009
                                                                                                                     w/ conditions

T-24  E/S of US Hwy 19 S.     US19      2    S    14'x48'   Y    Pinellas  6171      James T.       $7,200.00 12-31  10 Yr. Lease
      (10925), at 110th Ave.                                     Florida   AY984-35  Paul                     1999
      Facing N/S                                                           AY985-35

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                                 Page 2 of 7
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BB#   LOCATION                HWY.   FACES   W/S/ DISPLAY   LIT ST/CO/CTY PERMITS    PROPERTY   GROUND    LEASE    CONDITIONS/
                                     O   L   TRI  SIZE                               OWNER      RENT      EXP      COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
T-25  W/S 34th St. (4550),    US19      2    S    14'x46'   Y    Pinellas  7641      Mark A.   $4,500.00 9-14/      10 Yr. Lease.
      .6 of a M/N of 38th                                        Florida   AZ166-35  LaPrade             2002.
      Ave. N., Facing N/S                                                  AZ167-35


T-26  W/S of 34th St. N.      US19      2    S    14'x48'   Y    Pinellas            Doug      $5,903,57 12-1/      10 Yr. Lease w/
      (6190), US Hwy. 19, at                                     Florida   B1363-35  Lowery &            1098       3% Ann.
      62nd Ave., Facing N/S                                                B1364-35  Ben Sudduth                    Increases
                                                                                                                    beginning at
                                                                                                                    $4800 or 15%
                                                                                                                    gross


T-27  W/S Madison Ave.        FL54      2    S    10.5'x36' Y    Pasco               Armstrong $2,737.32 8-1/       8 Yr. Lease
      (4051), 300'N of SR 54                                     Florida   BQ153-35  Plaza for           1997       no option for
      Facing N/S                                                           BQ154-35  Thomas                         renewal
                                                                                     Daniel


T-28  E/S US Hwy. 19 N.       US19      2    S    10'x20'   Y    Pasco               Invesco   $1,500.00 7-30/      10 Yrs w/10 Yr.
      (7404), .1 of a M/S of                                     Florida             New Port                       renewal option
      Port Richey Bridge,                                                            Richey                         @ same rent of
      Facing N/S                                                                     Corp.                          of $1500 or 15%
                                                                                                                    Gr. Income

T-29  S/S of SR 54 (5226),    FL54      2    S    14'x48'   Y    Pasco               Dominick  $3,646.52 8-31/      20 Yr. Lease
      .6 of a M/E of US Hwy.                                     Florida   B1573-35  Macaluso            2008       with Year to
      19, Facing E/W                                                       B1574-35                                 Year Renewal
                                                                                                                    Rent ($3000)
                                                                                                                    w/5% ann.
                                                                                                                    increase

T-30  W/S of Land '0' Lakes   US41      2    S    10.5'x36' Y    Pasco     217551    Ridge     $2,000.00 8-20/2006  20 Yr. Lease w/
      Blvd. (6105), 3.7 M/N                                      Florida   BD726-35  Manor                          Yr. to Yr.
      of SR 54, Facing N/S                                                 BD727-35  Properties                     Renewal

T-31  E/S US Hwy. 19 (16642), US19      2    S    14'x14'   Y    Pasco               Peter     $2,000.00 6-2/2007   10 Yrs. w/10 Yr.
      5.4 M/N of SR 52                                           Florida   B1365-35  Wong &                         renewal option @
      Facing N/S                                                           B1366-35  Gim Mar                        $2000 Ann. or 15
                                                                                                                    Gross Income

T-32  S/S Cortez Blvd.        FL50      2    S    10.5'x36' Y    Hernando            Thomas    $1,311.27 10-31/     20 Yr. Lease w/
      (15430), 6.3 M/E of                                        Florida   AU153-35  H. White                       Yr. to Yr.
      US Hwy. 19, Facing E/W                                               AU154-35                                 Renewal at $1200
                                                                                                                    w/3% Inc. every
                                                                                                                    2nd Year

T-33  N/S Cortez Blvd.        FL50      2    S    10.5'36'  Y    Hernando            John Ames $1,445.14 12-31/     20 Yr. Lease w/
      (28363), 1.8 M/W of                                        Florida   BD438-35                      2007       Yr. to Yr.
      I-75 Facing E/W                                                      BD439-35                                 Renewal at $1200
                                                                                                                    w/ 3% Inc. every
                                                                                                                    2nd year.

T-34  E/S S. Missouri Ave.    US19A     2    S    14'x48'   Y    Pinellas            Robert    $1,605.00 10-31/     Ten Yrs from
      (1535), .2 of a M/N of                                     Flordia   BL541-35  Keller              2003       11-1 93: 1-5 @
      Belleair Rd., Facing                                                 BL542-35                                 1605; Yrs. 6-10
      N/S                                                                                                           @$2675 Ann.

T-35  E/S S. Missouri Ave.    US19A     2    S    14'x48'   Y    Pinellas            Ronald E. $2,000    11-28/     Ten Yrs. w/Ten
      (1477), .4 of a M/N of                                     Florida   BL43-35   Smith               2006       Yr. renewal
      Belleair Rd., Facing                                                 BL44-35                                  option
      N/S

T-36  W/S Clearwater-Largo    US19A     2    S    12'x25'   Y    Largo               Lee &     $1,500    1-30/      Ten Yrs. w/Ten
      Rd. (1509), 1 M/N of                                       Florida   N/A       Karen               2007       renewal option
      Belleair Rd., Facing                                                           Johnson                        from 1-30-87
      N/S                                                                                                           then Yr. to Yr.

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

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
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BB#   LOCATION                HWY.   FACES   W/S/ DISPLAY   LIT ST/CO/CTY PERMITS  PROPERTY   GROUND    LEASE     CONDITIONS/
                                     O   L   TRI  SIZE                             OWNER      RENT      EXP       COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
T-35  E/S S. Missouri Ave.     US19A     2   S    14'x48'    Y   Pinellas           Ronald E.  $2,000.00 11-28/    Ten Yrs. w/Ten
      (1477), .4 of a M/N of                                     Florida   BL543-35 Smith                2006      Yr. renewal
      Belleair Rd., Facing N/S                                             BL544-35                                option

T-36  W/S Clearwater-Largo Rd. US19A     2   S    12'x25'   Y    Largo               Lee &     $1,500.00 1-30/     Ten yrs. w/ Ten
      (1509). 1 M/N of                                           Florida   N/A       Karen               2004      Yr. renewal
      Belleair Rd., Facing N/S                                                       Johnson                       option from
                                                                                                                   1-30-87 then Yr.
                                                                                                                   to Yr.

T-37  N/S Walsingham Rd.       FL688     2   S    10'x30'    Y   Largo              Joyce      $1,500.00  5-24/    Ten Yrs. w/Ten
      (14385), .3 of a M/W of                                    Pinellas           Westphal             2004      Yr. renewal
      Indian Rocks Rd.,                                                                                            option then Yr.
      Facing E/W                                                                                                   to Yr.

T-38  S/S E. Bay Dr. (5105),  US19A     4    S    12'x25'   Y    Largo     N/A       Lee &     $1,500.00 1-30/     Ten yrs. with
      .3 of a M/W of US Hwy.                 TRI B               Florida             Karen               2004      Ten Yr. renewal
      19, Facing E/W                                                                 Johnson                       from 1-30-87
                                                                                                                   then Yr. to Yr.

T-39  N/S W. Bay Dr. (1400),  FL688     2    S    10'x30'   Y    Largo               Ronald R. $1,605.00 5-12/     10 yrs. with
      .5 of a M/W of                                             Florida             and Joan            2007      Renewal Option
      Clearwater-Lago Rd.,                                                           A. Daniels                    then Yr. to Yr.
      Facing E/W

T-40  E/S Gall Blvd. (7010),  US301     2    S    10.5'x36'  Y   Pasco     229939    William   $3,180.00 MTM       Month to Month
      3 M/N of SR 54 (Gulf                                       Florida   B1369-35  F. Nye                        Lease
      Station), Facing N/S                                                 B1370-35  ABMM Inc.

T-41  N/S of SR 52, 2.9 M/E   FL42      2    S    14'x48'   Y    Pasco     209642    Permanent $  -0-    N/A
      of US Hwy. 19 Facing                                       Florida   B1361-35  Easement
      E/W                                                                  B1362-35

T-42  S/S of Walsingham Rd.   FL688  2  2    S    10'x30'   Y    Largo     9063      Antoni    $3,600.00 4-7-      Ten Yrs. w/Ten
      (14530), .3 of a M/W                                       Pinellas  N/A       Wincent             2009      Yr. Renewal
      of Indian Rocks Rd.,                                                           Niewiarowski                  Option
      Facing E/W

T-43  S/S of Walsingham Rd.   FL688     2    S    10'x30'   Y    Largo     9062      Antoni    $3,600.00 4-7-      Ten Yrs. w/Ten
      (14590), .3 of a M/W                                       Florida   N/A       Wincent             2009      Yr. Renewal
      of Indian Rocks Rd.,                                                           Niewiarowski                  Option
      Facing E/W

T-44  W/S 4th St. N. (5590),  FL687     2    S    10'x30'   Y    St.       11219050  Cassie    $2,400.00 10-12/    Ten Yrs. w/
      .2 of a M/N of 54th                                        Petersburg          Featherstone        2009      Ten Yr. Renewal
      Ave., Facing N/S                                           Florida                                           Option

T-45  E/S of 66th St. N.      SR693     2    S    10'6'x36' Y    St.        13594    Warren    $3,210.00 5-31/     Ten Yrs. w/
      (4801), N of 48th Ave.                                     Petersburg BA448-35 Mack & Sally        1999      Beginning 6-1-92
      N. Facing N/S                                              Florida    BA449-35 Mack Weiner                   1-2@ $2400;
                                                                                                                   3-5 @ 3,000,
                                                                                                                   6-8 @3600

T-46  E/S of US Hwy. 19 N.    US19      2    S    10'6'x36' Y    Pasco     098273    Rent-A-   $3,600.00 12/31-    9 Yrs -7 Yrs
      (4218), .3 of a M/N                                        Florida   B1367-35  Space               2002      @$300 Mo. &
      of SR 54, Facing N/S                                                 B1368-35  Corp.                         2 Yrs. @ $400
                                                                                                                   Mo.

T-47  S/S of SR 580 (2321),   SR580     2    S    14'X48'   Y    Pinellas  T8641     Sevald &  $5,500.00 9-30/     to 2001; $5500;
      .3 of a M/W of US Hwy.                                     Florida   BA948-35  Barbara             2006      to 2006; $6000
      19, Facing E/W                                                       BA949-35                                60 Day Notice of
                                                                                                                   Renewal Yr. 2001

T-48  W/S of US Hwy. 19 N.    US19      2    S    12'x42'   Y    Pinellas            Permanent N/A       N/A
      (39310), .4 of a M/N                                       Florida   AM944-10  Easement
      of Klosterman Rd.,                                                   AM945-10  Bradley
      Facing N/S                                                                     Plaza Assoc.

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                                 Page 4 of 7

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BB#   LOCATION                HWY.   FACES   W/S/ DISPLAY   LIT ST/CO/CTY PERMITS  PROPERTY   GROUND    LEASE     CONDITIONS/
                                     O   L   TRI  SIZE                             OWNER      RENT      EXP       COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
T-49  W/S of 66th St. at      FL693      2   W    10'x28'   Y   Pinnellas 245029   Dorothy R.  $1,605.00 4-14/2008 10 Yrs. w/10 Yr.
      Bryan Dairy Rd.                                           Florida   BM896-35 Mills                           Renewal Option
      Facing N/S                                                          BM897-35 Trustee


T-50  S/S Bay Pines Blvd.     FL688     2    W    10'X36'   Y   Pinnellas 20266    Anthony     $3,852.00 Yr. to Yr.
      (8330), .3 of a M/W of                                    Florida   BL552-35 Barbato
      Park St., Facing E/W                                                BL553-35

T-51  E/S US Hwy. 19 S.       US19      4   W     10'x28'   Y  Clearwater 72225    Jacinto     $5,018.65 9-22/     10 Yrs. w/10 Yr.
      (12737), .5 of M/S of                 Stack              Florida    AX816-35 Rodriques             2008      Renewal Option
      Ulmerton Rd. @ 126th                  A&B                           AX817-35                                 Yrs. 1-10@$5%
      Ave. N., Facing N/S                                                                                          Ann. Increase


T-52  W/S Seminole Blvd.      FL595     2   W    10'x40'    Y  Seminole   22619    Lazzara Oil $2,568.00 3-14/     3 Yrs. w/3 Yrs.
      (10998), at 110th Ave.                                   Pinellas   BL539-35 Michael A.            2001      Renewal Option
      N., Facing N/S                                                      BL540-35 Lazzara                         Beginning 3-14-95


T-53  W/S of 49th St. N.      CR611     2   W    10'x28'    Y  Clearwater 254050   Marshall    $2,675.00 2-1-1999  3 Yrs.-1@$2675;
      (12650), .4 of a M/S of                                  Pinellas            Harris                          3@$2,949.19
      Ulmerton Rd., Facing              1   Plastic         N
      N/S

T-54  W/S of 66th St. N.      FL693     2   S    14'x48'    Y  Pinellas            The Chris-  $2,400.00 1-1/2016  10 Yrs. w/10 Yr.
      (14444), .6 of a M/N of                                  Florida    BNA839-55 tian                           Renewal Option
      Ulmerton Rd., Facing                                                BNA840-55 Network
      N/S

T-55  S/S of SR 52 (18950),   FL52      2   S    10.5'x36'  Y  Pasco      238242   Anne T.     $1,800.00 10-31     10 Yrs. w/10 Yr.
      .1 of a M/E of US 41                                     Florida    BG758-35 Calhoun               2015      Renewal Option
      Facing E/W                                                          BG759-35                                 10 Yrs @$150 Mo.;
                                                                                                                   10 Yrs. @$200 Mo.

T-56  W/S of US 41 (50th     US41      2   S     10.5'x36' Y  Tampa      146682    Outdoor     $1,597.50 Yr. to    Yr. to Yr. Lease
      St.), .5 of a M/N of                                    Hills-     BL734-35  Systems               Yr. 4-1/  @$1500 + 6.5% tax
      Crosstown Expressway,                                   borough    BL734-35  Adv.                  3-31      or 25% of Gross
      Facing N/S                                                                                                   whichever is
                                                                                                                   greater.

TB-57 W/S of US 301, 2 M/N  US301      2   S     12'x215'  Y Pasco       224145    Store-Ete   $1,200.00 6-30/     5 Yrs. w/5 Yr.
      of SR 52 Facing N/S                  Stack             Florida     BK522-35  Storage                         Renewal Option
      (16031 US 301)                       A&B                           BK523-35                                  Rent $1200 Ann.
                                                                                                                   or 15% Gross
                                                                                                                   Income

TB-58 E/S of US 301, 50'N  US301       2   S     12'x25'   Y Pasco       209092    Scotty's    $1,272.00 6-23/     4 Yr. Lease-
      of Morningside Dr. Facing                              Florida     BJ370-55  Inc.                  1998      Rent + 10% of
      N/S (1720 US 301)                                                  BJ371-35                                  Gross Rev.
                                                                                                                   exceeding sum of
                                                                                                                   Min. Mo. Rent
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

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BB#   LOCATION                HWY.   FACES   W/S/ DISPLAY   LIT ST/CO/CTY PERMITS  PROPERTY    GROUND     LEASE     CONDITIONS/
                                     O   L   TRI  SIZE                             OWNER        RENT       EXP       COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
TB-59 W/S of US 301, .1 of a   US301    4   W     12'x25'   Y Pasco    208836   Enza Orsi      $1,200.00 8-4/2014   10 Yrs. w/10 Yr.
      M/S of US 98 Facing                   Stack             Florida  BJ295-35                                     Renewal Option
      N/S (11131 Hwy. 301)                  A&B                        BJ296-35                                     Rent $1200 or
                                                                                                                    10% Net

TB-60 W/S of US 301, .3 of a   US301    4   W     12'x25'   Y Pasco    208837   Enza Orsi      $1,200.00 6-13/2014  10 Yrs. w/10 Yr.
      M/S of US 98 Facing N/S               Stack             Florida  BJ297-35                                     Renewal Option
      (11131 Hwy. 301)                      A&B                        BJ298-35                                     Rent $1200 or
                                                                                                                    10% Net

TB-61 S/S of SR 54, 100'E of   SR54     4   W     12'x25'   Y Pasco    219395   H&S Realty     $2,400.00 1-24/2002  7 Yrs;1@250;2&3
      Allen Rd. Facing E/W                  Stack             Florida  BK129-35 Property Inc.                       @200;4/7@$250
                                            A&B                        BK130-35                                     Inc. to $250
                                                                                                                    2-1-98

TB-62 N/S of SR 54, 1 M/W of   SR54     4   W     12'x25'   Y Pasco    205991   Dave & Data    $1,200.00 8-16/2014  10 Yrs. w/10 Yr.
      Seven Springs Blvd.                   Stack             Florida  BJ084-35 Schwendeman                         Renewal Option
      (just W of Thys Rd.)                  A&B                        BJ085-35                                     Rent $1200
      Facing E/W                                                                                                    Ann. or 15% Net

TB-63 N/S of SR 54, .4 of a    SR54     4   W     12'x25'   Y Pasco    205009   Wendy's Old    $1,399.20 8-8/109    5 Yr. Lease @
      M/E of US 41 at Raden                 Stack             Florida  BJ194-35 Fashion                             $1399.20 Ann. or
      Rd., Facing E/W                       A&B                        BJ195-35 Hamburger of                        20% Gross
                                                                                NY Inc.

TB-64 N/S of SR 52, .3 of a    SR52     2   S     10.6'x36' Y Pasco    240444   One Pasco Ctr. $1,272.00 13-31/2014 10 Yrs w/10 Yr.
      M/E of I-75 Facing E/W                                  Florida  BL310-35 % WREC                              Renewal Option
                                                                       BL311-35

TB-65 S/S of SR 50, .4 of a    SR50     2   W     10.6'x36' Y Hernando 95000433 Jack Melton    $1,800.00 2-13/2015  10 Yrs.w/10 Yr.
      M/W of I-75 Facing E/W                                  Florida  BK435-35 Family Inc.                         Renewal Option
      (30220 E. Cortez Blvd.)                                          BK436-36

TB-66 S/S of SR 50, at         SR50     2   S     10.6'x36' Y Pasco    1009119  Gary J. Dame   $3,000.00 5-31/2006  10 Yrs.
      Junction of CR 570 and                                  Florida  BL730-35 Yvonne M.
      SR 50, Facing E/W                                                BL731-35 Dame
      (15250 Cortez Blvd.)

TB-67 W/S of Dale Mabry, .2    SR597    2   S     10.6'x36' Y Pasco    243787   John M. Harris $2,400.00 4-2/2026   15 Yrs. w/15
      M/S of US 41 Facing N/S                                 Florida  BL744-35 Gretchen W.                         Renewal Option
      (1635 Dale Mabry)                                                Bl745-35   Harris                            Rent $2400
                                                                                                                    Ann or 15% Net
---------------------------------------------------------------------------------------------- -------------------------------------

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BB#   LOCATION                HWY. FACES  W/S/ DISPLAY  LIT ST/CO/CTY PERMITS PROPERTY     GROUND     LEASE        CONDITIONS/
                                   O  L   TRI  SIZE                           OWNER        RENT        EXP          COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
TB-68 W/S of US Hwy. 19,      US19    2   W   10.6'x36'  Y  Pasco    222958   Leonard       $1,282.00 8-12/2015  10 Yrs. w/10 Yr.
      3 M/S of County Line                                  Florida  BK473-35 Whitney                            Renewal Option
      Rd. Facing N/S (16309                                          BK474-35                                    1st and Last months
      US Hwy. 19)                                                                                                paid w/1st Mo.


TB-69 E/S of US Hwy. 19, .8   US19    2   S   10.6'x36'  Y  Pasco    219077   Tri County    $1,800.00 8-04/2014  10 Yrs. w/10 Yr.
      of a M/S of SR 52                                     Florida  BJ082-35 Development/                       Renewal Option
      (11138 US Hwy. 19)                                             BJ083-35 Pasco                              Rent $1800 Ann or
      Facing N/S                                                                                                 35% Gross


TB-70 E/S of US Hwy 19, 1.3   US19    2   S   10.6'x36'  Y  Pasco    205012   Hao Wah Quach $1,800.00 8-04/2014  10 Yrs. w/10 Yr.
      M/S of SR 52 (10704                                   Florida  BM832-35                                    Renewal Option
      US Hwy. 19) Facing N/S                                         BM833-35


TB-71 W/S of I-75, 1.2 M/S    1-75    2   S   10.6'x36'  Y  Hernando 1004109  Jack Melton   $2,004.00 6-17/2014  10 Yrs. + 10 Yrs:
      of SR 50 Facing N/S                                   Florida  BK904-35 Family, Inc.                       1-5@$167/6-10@
      (4400 Lockhart Rd.)                                            BK90-35                                     $185/11-15@ $200/
                                                                                                                 16-20@$220 Mo.
                                                                                                                 or 15% Net

TB-72 W/S of I-75, 1.8 M/S    1-75    2   S   10.6'x36'  Y  Hernando 1004108  Jack Melton   $2,004.00 6-17/2016  10 Yrs. + 10 Yrs:
      of SR 50 Facing N/S                                   Florida  BK908-35 Family, Inc.                       1-5@$167/6-10@
      (4400 Lockhart Rd.)                                            BK909-35                                    $185/11-15@ $200/
                                                                                                                 16-20@$220 Mo.
                                                                                                                 or 15% Net


TB-73 W/S of I-75, 2 M/S      1-75    2   S   10.6'x36'  Y  Hernando 1003669  Jack Melton   $2,004.00 3-21/2016  10 Yrs. + 10 Yrs:
      of SR 50 Facing N/S                                   Florida  BK910-35 Family, Inc.                       1-5@$167/6-10@
      (4400 Lockhart Rd.)                                            BK911-35                                    $185/11-15@ $200/
                                                                                                                 16-20@$220 Mo.
                                                                                                                 or 15% Net

TB-74 W/S of I-75, 2.3 M/S    1-75    2   S   10.6'x36'  Y  Hernando 1003668  Jack Melton   $2,004.00 6-12/2016  10 Yrs. + 10 Yrs:
      of SR 50 Facing N/S                                   Florida  BK912-35 Family, Inc.                       1-5@$167/6-10@
      (4400 Lockhart Rd.)                                            BK913-35                                    $185/11-15@ $200/
                                                                                                                 16-20@$220 Mo.
                                                                                                                 or 15% Net


TB-75 W/S of I-75, .7 of a    1-75    2   S   10.6'x36'  Y  Hernando 1012190  Jack Melton   $2,004.00 8-26/2016  10 Yrs. + 10 Yrs:
      M/S of SR 50 Facing N/S                               Florida  BM349-35 Family, Inc.                       1-5@$167/6-10@
      (5360 Lockhart Rd.)                                            BM350-35                                    $185/11-15@ $200/
                                                                                                                 16-20@$220 Mo.
                                                                                                                 or 15% Net


TB-76 E/S of I-75, 2.3 M/S    1-75    2   S   10.6'x36'  Y  Hernando 1003151  Jack Melton   $2,004.00 3-21/2016  10 Yrs. + 10 Yrs:
      of SR 50 Facing N/S                                   Florida  BK629-35 Family, Inc.                       1-5@$167/6-10@
      (30107 Power Line Rd.)                                         BK630-35                                    $185/11-15@ $200/
                                                                                                                 16-20@$220 Mo.
                                                                                                                 or 15% Net


TB-77 E/S of I-75, 2.7 M/S    1-75    2   S   10.6'x36'  Y  Hernando 1003670  Jack Melton   $2,004.00 6-31/2016  10 Yrs. + 10 Yrs:
      of SR 50 Facing N/S                                   Florida  BK902-35 Family, Inc.                       1-5@$167/6-10@
      (30107 Power Line Rd.)                                         BK903-35                                    $185/11-15@ $200/
                                                                                                                 16-20@$220 Mo.
                                                                                                                 or 15% Net


TB-78 S/S of County Line      1-75    2   S   10.6'x36'  Y  Pasco    250219   Frank Oliver  $1,200.00 6-31/2026  15 Yrs. w/15 Yr.
      Rd., .5 M/W of Mariner                                Florida                                              Renewal Option
      Blvd., Facing E/W                                                                                          Rent $1200 Ann or
      (Spring Hill)                                                                                              10% Net




TB-79 W/S of I-75, 2.5 M/S of 1-75    2   S   10.6'x36'  Y  Hernando 1017270  Jack Melton   $2,004.00 Constr-    10 Yrs. + 10 Yrs:
      SR 50, Facing N/S                                     Florida  BN197-35 Family,               uction     1-5@$167/6-10@
      (4400 Lockhart Rd.)                                            BN198-35 Inc.                               $185/11-15@ $200/
                                                                                                                 16-20@$220 Mo.
                                                                                                                 or 15% Net


T-80  N/S of E. Hillsborough  US92    2   S   10.6'x36'  Y  Tampa    15365    Elias de la   $1,500.00 11-01-2016 10 Yrs. w/10
      Ave. (4130), .2 M/E of  SR580                         Florida  BM909-35 Torre                              Renewal
      49th St., Facing E/W                                           BM910-35




T-81  N/S of E. Hillsborough  US92    2   S   10.6'x36'  Y  Tampa    152853   Kirit A.      $1,800.00 11-01-2016 10 Yrs. w/10
      Ave. (1042), .2 M/E of  SR580                         Florida  BM907-35 Patel                              Renewal
      Nebraska, Facing E/W                                           BM908-35


     NUMBER FACES OWNED:  4
     NUMBER FACES LEASED:  174                                                                                   09-23-97
----------------------------------------------------------------------------------------------------------------------------------


                          SCHEDULE 1(Y) - OTHER ASSETS

(a) All billings and accounts receivable of the Seller relating to or arising from any outdoor advertising (relating to the Locations) provided or made available for any period(s) after September 30, 1997.

(b)      All of the books, records and documents of the Seller described in
         Section 7(a)(xiv) of the Asset Purchase Agreement.

(c) Any non-competition, non-solicitation, non-interference, non-disclosure or similar agreements, covenants and restrictions running in favor of the Seller from any third party(ies) to the extent the same pertain to the Locations.

                            SCHEDULE 1(AA) - PERMITS

                                 See Attached.

--------------------------------------------------------------------------------
                                  TAMPA MARKET
                          BILLBOARD PROPERTIES/LEASES
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BB#   LOCATION                HWY.   FACES   W/S/ DISPLAY   LIT ST/CO/CTY PERMITS  PROPERTY    GROUND    LEASE      CONDITIONS/
                                     O   L   TRI  SIZE                             OWNER       RENT      EXP        COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
T-1   S/S Park Blvd. (7290),  FL694       2   S   10.5'x36'  Y   Pinellas          Fred        $3,000.00 12-01/2003 10 Yrs. w/10
      .1 of a mile W of                                          Florida  N/A      Herbst                           Option with
      Belcher Rd., Facing E/W                                                                                       notice

T-2   E/S Clearwater-Largo    US19A       2   S   10.5'x36'  Y   Pinellas          Luis        $2,400.00 4-27/Yr    Year to Year
      Rd. (1699), 1.5 M/N of                                     Florida  BL554-35 Botelko               to Yr      Lease
      W. Bay Dr., Facing N/S                                              BL555-35

T-3   E/S Park St. (5001),    CR 1        2   S   10.5'x36'  Y   Pinellas 226761   Gloria      $2,400.00 6-12-2007  10 Yrs w/Auto-
      .5 of a M/N of Tyrone                                      Florida  N/A      McCausland                       matic 10 Yr.
      Blvd., Facing N/S                                                                                             Renewal

T-4   W/S 66th St. N (11980), FL693       2   S   10.5'x36'  Y   Pinellas 246112   RCL         $2,500.00 12-1/1998  5 Yrs option to
      1 M/S of Ulmerton Rd.,                                     Florida  N/A      Enterprises                      renew w/8% rent
      Facing N/S                                                                   Inc.                             increase

T-5   N/S Walsingham Rd.      FL688       2   S   10'x30'    Y   Largo             Larry R.    $2,400.00 5-6/2008   10 Yrs. w/Auto-
      (14461), .3 of a M/W of                                    Florida  N/A      Horden                           matic 10 Yr.
      Indian Rocks Rd.,                                                                                             Renewal
      Facing E/W

T-6   E/S Clearwater-Largo    US19A       2   S   10'x30'    Y   Largo    0004026  Alvin J.    $2,400.00 8-22/2008  10 Yrs. w/Auto-
      Rd. (904), .5 of a M/N                                     Florida  N/A      Smith                            matic 10 Yr.
      of W. Bay Dr., Facing                                                                                         Renewal
      N/S

T-7   S/S E. Bay Dr. (1995),  FL686       2   S   10'x30'    Y   Largo             Peter       $2,400.00 12-13/2008 10 Yrs. w/Auto-
      .2 of a M/W of Starkey                                     Florida  N/A      Feth                             matic 10 Yr.
      Rd., Facing E/W                                                                                               Renewal

T-8   S/S Sunset Point Rd.    CR576       2   S   10.5'x36'  Y   Pinellas          John        $3,000.00 10-17/2008 10 Yrs. w/Auto-
      (1947), .2 of a M/W of                                     Florida  N/A      Gianfilippo                      matic 10 Yr.
      Hercules Rd., Facing                                                                                          Renewal
      E/W

T-9   E/S Alt. US 19 (1743),  SR595       2   S   10.5'x36'  Y   Pinellas          Russ &      $2,400.00 6-9/2088   10 Yrs. w/Auto-
      .4 of a M/N of                                             Florida  BM888-35 Brigitte                         matic 10 Yr.
      Klosterman Rd., Facing                                              BM889-35 Britton                          Renewal
      N/S

T-10  N/S of SR 52 (10601),   SR52        2   S   10.5'x36'  Y   Pasco    228122   U-Haul      $2,250.00 7-31/2006  20 Yrs.-
      .6 of a M/E of Hick                                        Florida  BL116-35 Partnership                      8-1-86/91@$1400;
      Rd., Facing E/W                                                     BL117-35                                  91/96@$1680;
                                                                                                                    8-1-96/01@2250;
                                                                                                                    01/06@$2820

T-11  W/S Clearwater/Largo    US19A       2   S   10'x30'    Y   Largo             Robert J.   $2,800.00 4-27/2004  Ten Yr. Lease
      Rd. (101), .1 of a M/N                                     Florida  N/A      McDermott
      of W. Bay Dr., Facing
      N/S

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BB#   LOCATION                HWY.   FACES   W/S/  DISPLAY   LIT ST/CO/CTY PERMITS  PROPERTY    GROUND    LEASE      CONDITIONS/
                                     O   L   TRI   SIZE                             OWNER       RENT      EXP        COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
T-12  S/S W. Bay D. (2261),   FL686      1   S     10'x30'    Y   Largo    5151     Ernest &    $1,800.00 6-17/2004  5 Yrs w/5 Yr
      1 M/W of Clearwater-                   Single               Pinellas N/A      Thirza                           Auto. Renewal
      Largo Rd., Facing E/W                  B                                      Mortham

T-13  N/S SR 54, .1 of a M/W  FL54       2   S     10.5'x36'  Y   Pasco    120758   Todd Woods  $2,500.00 12-1/2006  10 Yrs w/5 Yr
      of Collier Parkway,                                         Florida  BK983-35 Enterprises                      Auto Renewal
      Facing E/W                                                           BK984-35

T-14  N/S SR 54, .3 of a M/W  FL54       2   S     10.5'x36'  Y   Pasco    120758   Todd Woods  $2,500.00 12-1/2006  10 Yrs. w/5 Yr
      of Collier Parkway,                                         Florida  BI835-35 Enterprises                      Auto Renewal
      Facing E/W                                                           BI836-35

T-15  E/S Land 'O' Lakes      US41       2   S     14'x48'    Y   Pasco    228914   J. E.       $2,025.90 1-5/2005   5 Yrs w/two
      Blvd. (5400), 3 M/N of                                      Florida  BG460-35 Harvey &                         5 Yr. Renewals
      SR 54, Facing N/S                                                    BG461-35 Emma Lou                         with written
                                                                                    Harvey                           request - 3%
                                                                                                                     Ann. Increases

T-16  E/S Land '0' Lakes      US41       2   S     10.5'x36'  Y   Pasco    260999   Phillip     $2,086.70 3-2-2005   5 Yrs w/two 5
      Blvd. (2914), US 41,                                        Florida  BN841-55 White                            Yr. Renewals
      .5 M/N of SR 54,                                                     BN842-55                                  with written
      Facing N/S                                                                                                     request - 3%
                                                                                                                     Ann. Increases

T-17  E/S Land 'O' Lakes      US41       2   S     10.5'x36'  Y   Pasco    228915   Norman      $1,800.00 5-15/2005  Two 5 Yr.
      Blvd. (5710), 3.3 M/N                                       Florida  BC097-35 Conaty                           options to
      of SR 54, Facing N/S                                                 BC098-35                                  renew with 5%
                                                                                                                     rent increases

T-18  E/S Cortez Blvd.        FL577      2   S     10.5'x36'  Y   Hernando 8704360  Vance       $1,273.08 12-1/2007  Auto Renewal
      (18845), .4 of a M/S of                                     Florida  BM809-35 Revennaugh                       Yr. to Yr. w/3%
      SR 50, Facing N/S                                                    BM810-35                                  Inc. every
                                                                                                                     other year

T-19  E/S US Hwy. 19, 10.2    US19       2   S     10.5'x36'  Y   Hernando          Joseph      $1,200.00 6-30-03    15 Yrs. w/ a 10
      M/N of SR 50 at Kelso                                       Florida  AR840-35 D'Ettore                         Yr. Option to
      Rd., Facing N/S                                                      AR841-35                                  renew Same
                                                                                                                     Terms to 2013

T-20  E/S US Hwy. 19 S.       US19       2   S     14'x48'    Y   Pinellas 2557     Butler      $5,500.00 7-10/1099  $5500 or 16%
      (10815), .6 of a M/S                                        Florida  AY601-35 Carpet                           net revenue
      of 110th Ave., Facing                                                AY602-35 Co.
      N/S

T-21  S/S E. Bay Dr. (2805),  FL686      2   S     10'x30'    Y   Largo    7794     Ralph Braun $3,000.00 12-31/2003 Ten Yrs: Yrs
      .3 of a M/E of Starkey                                      Florida  N/A      Braun Corporation                1-5@$3000 Ann.
      Rd., Facing E/W                                                                                                & Yrs. 6-10
                                                                                                                     @$3600 Ann.

T-22  N/S E. Bay Dr. (5200),  FL686      2   S     10'x30'    Y   Largo    6691     Am South    $3,600.00 2-14/2000  5 Yr. Option
      .2 of a M/W of US Hwy.                                      Pinellas N/A      Bank                             to Renew
      19, Facing E/W

T-23  N/S E. Bay Dr. (1198),  FL686      2   S     10'x30'    Y   Largo    8449     Valerie L.  $4,800.00 11-1/1999  10 Yrs. w/10
      W of Highland Ave.                                          Florida  N/A      Ayers                            Yr. Option to
      Facing N/S                                                                                                     renew to 2009
                                                                                                                     with conditions

T-24  E/S of US Hwy 19 S.     US19       2   S     14'x48'    Y   Pinellas 6171     James T.    $7,200.00 12-31-1999 10 Yr. Lease
      (10925), at 110th Ave.                                      Florida  AY984-35 Paul
      Facing N/S                                                           AY985-35

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BB#   LOCATION                HWY.   FACES   W/S/ DISPLAY   LIT ST/CO/CTY PERMITS  PROPERTY    GROUND    LEASE      CONDITIONS/
                                     O   L   TRI  SIZE                             OWNER       RENT      EXP        COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
T-25  W/S 34th St. (4550),    US19        2   S   14'x48'    Y  Pinellas  7641     Mark A.     $4,500.00 9-14/2002  10 Yr. Lease
      .6 of a M/N of 38th                                       Florida   AZ166-35 LaPrade
      Ave. N., Facing N/S                                                 AZ167-35

T-26  W/S of 34th St. N.      US19        2   S   14'x48'    Y  Pinellas  BI363-35 Doug        $5,903.57 12-1/1098  10 Yr. Lease w/
      (6190), US Hwy. 19, at                                    Florida   BI364-35 Lowery &                         3% Ann.
      62nd Ave., Facing N/S                                                        Ben Sudduth                      Increases
                                                                                                                    beginning at
                                                                                                                    $4800 or 15%
                                                                                                                    gross

T-27  W/S Madison Ave.        FL54        2   S   10.5'x36'  Y  Pasco     BQ153-55 Armstrong   $2,737.32 8-1/1997   8 Yr. Lease -
      (4051), 300'N of SR 54                                    Florida   BQ154-55 Plaza for                        no option for
      Facing N/S                                                                   Thomas                           Renewal
                                                                                   Daniel

T-28  E/S US Hwy. 19 N.       US19        2   S   10'x20'    Y  Pasco     BI517-35 Invesco New $1,500.00 7-30/2007  10 Yrs. w/10
      (7404), .1 of a M/S of                                    Florida   BI518-35 Port Richey                      Yr. renewal
      Port Richey Bridge,                                                          Corp.                            option @ same
      Facing N/S                                                                                                    rent of $1500
                                                                                                                    or 15% Gr.
                                                                                                                    Income

T-29  S/S of SR 54 (5226),    FL54        2   S   14'x48'    Y  Pasco     BI573-35 Dominick    $3,646.52 8-31/2008  20 Yr. Lease w/
      .6 of a M/E of US Hwy.                                    Florida   BI574-35 Macaluso                         Yr. to Yr.
      19, Facing E/W                                                                                                Renewal Rent
                                                                                                                    $3000 w/5% ann.
                                                                                                                    increase

T-30  W/S of Land '0' Lakes   US41        2   S   10.5'x36'  Y  Pasco     217551   Ridge Manor $2,000.00 8-20/2006  20 Yr. Lease w/
      Blvd. (6105), 3.7 M/N                                     Florida   BD726-35 Properties                       Yr. to Yr.
      of SR 54, Facing N/S                                                BD727-35                                  Renewal

T-31  E/S US Hwy. 19 (16642), US19        2   S   14'x48'    Y  Pasco     BI365-35 Peter Wong  $2,000.00 6-2/2007   10 Yrs. w/10
      5.4 M/N of SR 52                                          Florida   BI366-35 & Gim Mar                        Yr. renewal
      Facing N/S                                                                                                    option @ $2000
                                                                                                                    Ann. or 15%
                                                                                                                    Gross Income

T-32  S/S Cortez Blvd.        FL50        2   S   10.5'x36'  Y  Hernando  AU153-35 Thomas H.   $1,311.27 10-31/2007 20 Yr. Lease w/
      (15430), 6.3 M/E of                                       Florida   AU154-35 White                            Yr. to Yr.
      US Hwy. 19, Facing E/W                                                                                        Renewal at $1200
                                                                                                                    w/3% Inc. every
                                                                                                                    2nd Year

T-33  N/S Cortez Blvd.        FL50        2   S   10.5'x36'  Y  Hernando  BD438-35 John Ames   $1,445.14 12-31/2007 20 Yr. Lease w/
      (28363), 1.8 M/W of                                       Florida   BD439-35                                  Yr. to Yr.
      I-75 Facing E/W                                                                                               Renewal at $1200
                                                                                                                    w/3% Inc. every
                                                                                                                    2nd Year

T-34  E/S S. Missouri Ave.    US19A       2   S   14'x48'    Y  Pinellas  BL541-35 Robert      $1,605.00 10-31/2003 Ten Yrs. from
      (1535), .2 of a M/N of                                    Florida   BL542-35 Keller                           11-1-93; 1-5@
      Belleair Rd., Facing                                                                                          $1605; Yrs.
      N/S                                                                                                           6-10@$2675 Ann.

T-35  E/S S. Missouri Ave.    US19A       2   S   14'x48'    Y  Pinellas  BL543-35 Ronald E.   $2,000.00 11-28/2006 Ten Yrs. w/ Ten
      (1477), .4 of a M/N of                                    Florida   BL544-35 Smith                            Yr. renewal
      Belleair Rd., Facing                                                                                          option
      N/S

T-36  W/S Clearwater-Largo    US19A       2   S   12'x25'    Y  Largo     N/A      Lee & Karen $1,500.00 1-30/2007  Ten Yrs. w/ Ten
      Rd. (1509), 1 M/N of                                      Florida            Johnson                          Yr. renewal
      Belleair Rd., Facing                                                                                          option from
      N/S                                                                                                           1-30-87 then
                                                                                                                    Yr. to Yr.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BB#   LOCATION                HWY.   FACES   W/S/ DISPLAY   LIT ST/CO/CTY  PERMITS  PROPERTY    GROUND    LEASE      CONDITIONS/
                                     O   L   TRI  SIZE                              OWNER       RENT      EXP        COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
T-37  N/S Walsingham Rd.      FL688      2   S    10'x30'    Y  Largo      N/A      Joyce       $1,500.00 5-24/2004  Ten Yrs. w/Ten
      (14385), .3 of a M/W of                                   Pinellas            Westphal                         Yr. renewal
      Indian Rocks Rd.,                                                                                              option then
      Facing E/W                                                                                                     Yr. to Yr.

T-38  S/S E. Bay Dr. (5105),  FL686      4   S    10'x30'    Y  Largo      N/A      Lonnie Orns $2,000.00 1-4/2004   Ten Yrs. w/10
      .3 of a M/W of US Hwy.                 TRI                Pinellas            Automotive                       Yr. renewal
      19, Facing E/W                         B                                      Realty                           option then
                                                                                    Assoc.                           Yr. to Yr.

T-39  N/S W. Bay Dr. (1400),  FL686      2   S    10'x30'    Y  Largo               Ronald R.   $1,605.00 5-12/2007  Ten Yrs. w/10
      .5 of a M/W of                                            Pinellas            and Joan A.                      Yr. renewal
      Clearwater-Lago Rd.,                                                          Daniels                          option then
      Facing E/W                                                                                                     Yr. to Yr.

T-40  E/S Gall Blvd. (7010),  US301      2   S    10.5'x36'  Y  Pasco      229939   William F.  $3,180.00 MTM        Month to Month
      3 M/N of SR 54 (Gulf                                      Florida    BI369-35 Nye                              Lease
      Station), Facing N/S                                                 BI370-35 ABMM Inc.

T-41  N/S of SR 52, 2.9 M/E   FL52   2       S    14'x48'    Y  Pasco      209642   Permanent   $     -0- N/A
      of US Hwy. 19 Facing                                      Florida    BI361-35 Easement
      E/W                                                                  BI362-35

T-42  S/S of Walsingham Rd.   FL688      2   S    10'x30'    Y  Largo      9063     Antoni &    $3,600.00 4-7-2009   Ten Yrs. w/Ten
      (14530), .3 of a M/W                                      Pinellas   N/A      Wincent                          Yr. renewal
      of Indian Rocks Rd.,                                                          Niewiarowski                     option
      Facing E/W

T-43  S/S of Walsingham Rd.   FL688      2   S    10'x30'    Y  Largo      9062     Antoni &    $3,600.00 4-7-2009   Ten Yrs. w/Ten
      (14590), .3 of a M/W                                      Florida    N/A      Wincent                          Yr. renewal
      of Indian Rocks Rd.,                                                          Niewiarowski                     option
      Facing E/W

T-44  W/S 4th St. N. (5590),  FL687      2   S    10'x30'    Y  St.        11219050 Cassie      $2,400.00 10-12/2009 Ten Yrs. w/Ten
      .2 of a M/N of 54th                                       Petersburg N/A      Featherstone                     Yr. renewal
      Ave., Facing N/S                                          Florida                                              option

T-45  E/S of 66th St. N.      SR693      2   S    10.6'x6'   Y  Pinellas   13594    Warren Mack $3,210.00 5-31/1999  Ten Yrs.-
      (4801), N of 48th Ave.                                    Florida    BA448-35 & Sally                          Beginning
      N. Facing N/S                                                        BA449-35 Mack Weiner                      6-1-92 Yrs.
                                                                                                                     1-2@$2400;
                                                                                                                     3-5@$3000;
                                                                                                                     6-8@$3600

T-46  E/S of US Hwy. 19 N.    US19       2   S    10.6'x6'   Y  Pasco      098273   Rent-A-     $3,600.00 12-31-2002 9 Yrs. - 7 Yrs.
      (4218), .3 of a M/N                                       Florida    BI367-35 Space Corp.                      @$300 Mo. & 2
      of SR 54, Facing N/S                                                 BI368-35                                  Yrs.@$400 Mo.

T-47  S/S of SR 580 (2321),   SR580      2   S    14'x48'    Y  Pinellas   T8641    Sevald &    $5,500.00 9-30/2006  to 2001: $5500;
      .3 of a M/W of US Hwy.                                    Florida    BA948-35 Barbara                          to 2006: $6000
      19, Facing E/W                                                       BA949-35 Nielsen                          60 Day Notice
                                                                                                                     of Renewal Yr.
                                                                                                                     2001

T-48  W/S of US Hwy. 19 N.    US19   2       S    12'x42'    Y  Pinellas   AM944-10 Permanent   N/A       N/A
      (39310), .4 of a M/N                                      Florida    AM945-10 Easement
      of Klosterman Rd.,                                                            Bradley
      Facing N/S                                                                    Plaza Assoc.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BB#   LOCATION                HWY.  FACES   W/S/   DISPLAY  LIT ST/CO/CTY   PERMITS  PROPERTY   GROUND    LEASE      CONDITIONS/
                                    O   L   TRI    SIZE                              OWNER      RENT      EXP        COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
T-49  W/S of 66th St. at      FL693      2   W     10'x28'   Y  Pinellas    245029   Dorothy    $1,605.00 4-14/2008  10 Yrs. w/10
      Bryan Dairy Rd.                                           Florida     BM896-35 R. Mills,                       Yr. Renewal
      Facing N/S                                                            BM897-35 Trustee                         Option

T-50  S/S Bay Pines Blvd.     FL688      2   W     10'x36'   Y  Pinellas    20266    Anthony    $3,852.00 Yr. to Yr.
      (8330), .3 of a M/W of                                    Florida     BL552-35 Barbato
      Park St., Facing E/W                                                  BL553-35

T-51  E/S US Hwy. 19 S.       US19       4   W     10'x28'   Y  Clearwater  72225    Jacinto    $5,018.65 9-22/2008  10 Yrs. w/10
      (12737), .5 of M/S of                  Stack              Pinellas    AX816-35 Rodriques                       Yr. Renewal
      Ulmerton Rd. @ 126th                   A&B                            AX817-35                                 Option Yrs.
      Ave. N., Facing N/S                                                                                            1-10@$5% ann.
                                                                                                                     increase

T-52  W/S Seminole Blvd.      FL595      2   W     10'x40'   Y  Seminole    22619    Lazzara    $2,568.00 3-14-2001  3 Yrs. w/3 Yrs.
      (10998), at 110th Ave.                                    Pinellas    BL539-35 Oil Co.                         Renewal Option
      N., Facing N/S                                                        BL540-35 Michael A.                      Beginning
                                                                                     Lazzara                         3-14-95

T-53  W/S of 49th St. N.      CR611      2   W     10'x28'   Y  Clearwater  254050   Marshall   $2,675.00 2-1-1999   3 Yrs. -
      (12650), .4 of a M/S of                                   Pinellas             Harris                          1@$2675;
      Ulmerton Rd., Facing                                                                                           2@$2808.75;
      N/S                                                                                                            3@$2,949.19
                                         1   Plastic 5'x15'  N

T-54  W/S of 66th St. N.      FL693      2   S     14'x48'   Y  Pinellas             The        $2,400.00 1-1/2016   10 Yrs w/10
      (14444), .6 of a M/N of                                   Florida     BN839-55 Christian                       Yr. Renewal
      Ulmerton Rd., Facing                                                  BN840-55 Network                         Option
      N/S

T-55  S/S of SR 52 (18950),   FL52       2   S     10.5'x36' Y  Pasco       238242   Ann T.     $1,800.00 10-31-2015 10 Yrs w/10
      .1 of a M/E of US 41                                      Florida     BG758-35 Calhoun                         Yr. Renewal
      Facing E/W (Dade City)                                                BG759-35                                 Option 10 Yrs
                                                                                                                     @$150 Mo.;
                                                                                                                     10 Yrs.@$200
                                                                                                                     Mo.

T-56  W/S of US 41 (50th      US41       2   S     10.5'x36' Y  Tampa       1466282  Outdoor    $1,597.50 Yr. to Yr. Yr. to Yr.
      St.), .5 of a M/N of                                      Hills-      BL734-35 Systems              4-1/3-31   Lease@$1500+
      Crosstown Expressway,                                     borough     BL735-35 Adv.                            6.5% Tax or 25%
      Facing N/S                                                                                                     of Gross
                                                                                                                     whichever is
                                                                                                                     greater
TB-57 W/S of US 301, 2 M/N of US301      4   S     12'x25'   Y  Pasco       224145   Store-Ete  $1,200.00 6-30/2005  5 Yrs. w/5 Yr.
      SR 52 Facing N/S                       Stack              Florida     BK522-25 Storage                         Renewal Option
      (16031 US 301)                         A&B                            BK523-35                                 Rent $1200 Ann
                                                                                                                     or 15% Gross
                                                                                                                     Income

TB-58 E/S of US 301, 50'N of  US301      2   S     12'x25'   Y  Pasco       209092   Scotty's   $1,272.00 6-23/1998  4 Yr. Lease-
      Morningside Dr. Facing                                    Florida     BJ370-35 Inc.                            Rent + 10% of
      N/S (1720 US 301)                                                     BJ371-35                                 Gross Rev.
                                                                                                                     exceeding sum
                                                                                                                     of Min. Mo.
                                                                                                                     Rent

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BB#   LOCATION                HWY.  FACES   W/S/   DISPLAY   LIT ST/CO/CTY PERMITS  PROPERTY    GROUND     LEASE     CONDITIONS/
                                     O  L   TRI     SIZE                             OWNER      RENT       EXP       COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
TB-59 W/S of US 301, .1 of a  US301    4   W         12'x25'   Y Pasco    208836   Enza         $1,200.00 8-4/2014  10 Yrs. w/ 10
      M/S of US 98 Facing                  Stack A&B             Florida  BJ295-35 Orsi                             Yr. Renewal
      N/S (11131 Hwy. 301)                                                BJ296-35                                  Option Rent
                                                                                                                    $1200 or 10% Net

TB-60 W/S of US 301, .3 of a  US301    4   W         12'x25'   Y Pasco    208837   Enza         $1,200.00 6-13/2014 10 Yrs. w/ 10
      M/S of US 98 Facing N/S              Stack A&B             Florida  BJ297-35 Orsi                             Yr. Renewal
      (11131 Hwy. 301)                                                    BJ298-35                                  Option Rent
                                                                                                                    $1200 or 10%
                                                                                                                    Net

TB-61 S/S of SR 54, 100'E of  SR54     4   W         12'x25'   Y Pasco    219395   H&S Realty   $2,400.00 1-24/2002 7 Yrs.:1@$250;
      Allen Rd. Facing E/W                 Stack A&B             Florida  BK129-35 Property                         4/7@$250 Inc.
                                                                          BK130-35 Inc.                             to $250 2-1-98

TB-62 N/S of SR 54, 1 M/W of  SR54     4   W         12'x25'   Y Pasco    205991   Dave &       $1,200.00 8-16/2014 10 Yrs. w/ 10
      Seven Springs Blvd.                  Stack A&B             Florida  BJ084-35 Darla                            Yr. Renewal
      (just W of Thys Rd.)                                                BJ085-35 Schwendeman                      Option Rent
      Facing E/W                                                                                                    $1200 Ann. or
                                                                                                                    15% Net

TB-63 N/S of SR 54, .4 of a   SR54     4   W         10.6'x36' Y Pasco    205009   Wendy's Old  $1,399.20 8-8/109   5 Yr. Lease @
      M/E of US 41 at Raden                Stack A&B             Florida  BJ194-35 Fashion                          $1399.20 Ann.
      Rd., Facing E/W                                                     BJ195-35 Hamburgers                       or 20% Gross
                                                                                   of NY Inc.

TB-64 N/S of SR 52, .3 of a   SR52     2   S         10.6'x36' Y Pasco    240444   One Pasco    $1,272.00 13-31/2014 10 Yrs. w/ 10
      M/E of I-75 Facing E/W                                     Florida  BL310-35 Center %                          Yr. Renewal
                                                                          BL311-35 WREC                              Option

TB-65 S/S of SR 50, .4 of a   SR50     2   W         10.6'x36' N Hernando 9500433  Jack         $1,800.00 2-13/2015  10 Yrs. w/ 10
      M/W of I-75 Facing E/W                                     Florida  BK435-35 Melton                            Yr. Renewal
      (30220 E. Cortez Blvd.)                                             BK436-35 Family,                           Option
                                                                                   Inc.

TB-66 S/S of SR 50, at        SR50     2   S         10.6'x36' Y Hernando 1009119  Gary J. Dame $3,000.00 5-31/2006  10 Yrs.
      Junction of CR 570 and                                     Florida  BL730-35 Yvonne M.
      SR 50, Facing E/W                                                   BL731-35 Dame
      (15250 Cortez Blvd.)

TB-67 W/S of Dale Mabry, .2   SR597    2   S         10.6'x36' Y Pasco    243787   John M.      $2,400.00 4-2/2026   15 Yrs. w/ 15
      M/S of US 41 Facing N/S                                    Florida  BL744-35 Harris                            Yr. Renewal
      (1635 Dale Mabry)                                                   BL745-35 Gretchen W.                       Option Rent
                                                                                   Harris                            $2400 Ann or
                                                                                                                     15% Net

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BB#   LOCATION                HWY.   FACES   W/S/ DISPLAY   LIT ST/CO/CTY PERMITS  PROPERTY     GROUND    LEASE      CONDITIONS/
                                     O   L   TRI  SIZE                             OWNER        RENT      EXP        COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
TB-68 W/S OF US Hwy. 19, 3    US19        2   W   10.6'x36'  Y   Pasco    222958   Leonard      $1,282.00 8-12/2015  10 Yrs. w/ 10
      M/S of County Line Rd.                                     Florida  BK473-35 Whitney                           Yr. Renewal
      Facing N/S (16309 US                                                BK474-35                                   Option 1st and
      Hwy. 19)                                                                                                       Last months
                                                                                                                     paid w/ 1st Mo.

TB-69 E/S of US Hwy. 19, .8   US19        2  S    10.6'x36'  Y   Pasco    219077   Tri County   $1,800.00 8-4/2104   10 Yrs. w/ 10
      a M/S of SR 52 (11138                                      Florida  BJ082-35 Development/                      Yr. Renewal
      US Hwy. 19) Facing N/S                                              BJ083-35 Pasco                             Option Rent
                                                                                                                     $1800 Ann or
                                                                                                                     35% Gross

TB-70 E/S of US Hwy. 19, 1.3  US19        2  S    10.6'x36'  Y   Pasco    20512    Hao Wah      $1,800.00 8-4/2014   10 Yrs. w/ 10
      M/S of SR 52 (10704 US                                     Florida  BM832-35 Quach                             Yr. Renewal
      Hwy. 19) Facing NS                                                  BM833-35                                   Option

TB-71 W/S of I-75, 1.2 M/S    I-75        2   S   10.6'x36'  Y   Hernando 1004109  Jack Melton  $2,004.00 6-17/2016  10 Yrs. + 10
      of SR 50 Facing N/S                                        Florida  BK904-35 Family, Inc.                      Yrs: 1-5@$167/
      (4400 Lockhart Rd.)                                                 BK90-35                                    6-10@$185/
                                                                                                                     11-15@$200/
                                                                                                                     16-20@$220 Mo.
                                                                                                                     or 15% Net

TB-72 W/S of I-75, 1.8 M/S    I-75        2   S   10.6'x36'  Y   Hernando 1004108  Jack Melton  $2,004.00 6-17/2016  10 Yrs. + 10
      of SR 50 Facing N/S                                        Florida  BK908-35 Family, Inc.                      Yrs: 1-5@$167/
      (4400 Lockhart Rd.)                                                 BK909-35                                   6-10@$185/
                                                                                                                     11-15@$200/
                                                                                                                     16-20@$220 Mo.
                                                                                                                     or 15% Net

TB-73 W/S of I-75, 2 M/S      I-75        2   S   10.6'x36'  Y   Hernando 1003669  Jack Melton  $2,004.00 3-21/2016  10 Yrs. + 10
      of SR 50 Facing N/S                                        Florida  BK910-35 Family, Inc.                      Yrs: 1-5@$167/
      (4400 Lockhart Rd.)                                                 BK911-35                                   6-10@$185/
                                                                                                                     11-15@$200/
                                                                                                                     16-20@$220 Mo.
                                                                                                                     or 15% Net

TB-74 W/S of I-75, 2.3 M/S    I-75        2   S   10.6'x36'  Y   Hernando 1003668  Jack Melton  $2,004.00 6-12/2016  10 Yrs. + 10
      of SR 50 Facing N/S                                        Florida  BK912-35 Family, Inc.                      Yrs: 1-5@$167/
      (4400 Lockhart Rd.)                                                 BK913-35                                   6-10@$185/
                                                                                                                     11-15@$200/
                                                                                                                     16-20@$220 Mo.
                                                                                                                     or 15% Net

TB-75 W/S of I-75, .7 of a    I-75        2   S   10.6'x36'  Y   Hernando 1012190  Jack Melton  $2,004.00 8-26/2016  10 Yrs. + 10
      M/S of SR 50 Facing N/S                                    Florida  BM349-35 Family, Inc.                      Yrs: 1-5@$167/
      (5360 Lockhart Rd.)                                                 BM350-35                                   6-10@$185/
                                                                                                                     11-15@$200/
                                                                                                                     16-20@$220 Mo.
                                                                                                                     or 15% Net

TB-76 E/S of I-75, 2.3 M/S    I-75        2   S   10.6'x36'  Y   Hernando 1003151  Jack Melton  $2,004.00 3-21/2016  10 Yrs. + 10
      of SR 50 Facing N/S                                        Florida  BK629-35 Family, Inc.                      Yrs: 1-5@$167/
      (30107 Power Line Rd.)                                              BK630-35                                   6-10@$185/
                                                                                                                     11-15@$200/
                                                                                                                     16-20@$220 Mo.
                                                                                                                     or 15% Net

TB-77 E/S of I-75, 2.7 M/S    I-75        2   S   10.6'x36'  Y   Hernando 1003670  Jack Melton  $2,004.00 3-21/2016  10 Yrs. + 10
      of SR 50 Facing N/S                                        Florida  BK902-35 Family, Inc.                      Yrs: 1-5@$167/
      (30107 Power Line Rd.)                                              BK903-35                                   6-10@$185/
                                                                                                                     11-15@$200/
                                                                                                                     16-20@$220 Mo.
                                                                                                                     or 15% Net

TB-78 S/S of County Line                  2   S   10.6'x36'  Y   Pasco    250219   Frank        $1,200.00 6-31/2026  15 Yrs. w/15
      Rd., .5 M/W of Mariner                                     Florida           Oliver                            Yr. Renewal
      Blvd., Facing E/W                                                                                              Option Rent
      (15718 County Line Rd.)                                                                                        $1200 Ann or
                                                                                                                     10% Net

TB-79 W/S of I-75, 2.5 M/S of I-75        2   S   10.6'x36'  Y   Hernando 1017270  Jack Melton  $2,004.00 Con-       10 Yrs. + 10
      SR 50, Facing N/S                                          Florida  BN197-35 Family, Inc.           struction  Yrs: 1-5@$167/
      (4400 Lockhart Rd.)                                                 BN198-35                                   6-10@$185/
                                                                                                                     11-15@$200/
                                                                                                                     16-20@$220 Mo.
                                                                                                                     or 15% Net

T-80  N/S of E. Hillsborough  US92        2   S   10.6'x36'  Y   Tampa    153658   Elias de la  $1,500.00 11-01-2016 10 Yrs. w/10
      Ave. (4130), .2 M/E of  SR580                              Florida  BM909-35 Torre                             Renewal
      40th St., Facing E/W                                                BM910-35

T-81  N/S of E. Hillsborough  US92        2   S   10.6'x36'  Y   Tampa    152853   Kirit A.     $1,800.00 11-01-2016 10 Yrs. w/10
      Ave. (1042), .2 M/E of  SR580                              Florida  BM907-35 Patel                             Renewal
      Nebraska, Facing E/W                                                BM908-35

      NUMBER FACES OWNED: 4
      NUMBER FACES LEASED: 174
------------------------------------------------------------------------------------------------------------------------------------

                       SCHEDULE 1(AI) - UNBUILT LOCATIONS

         None.

              SCHEDULE 2(C) - SELLER'S WIRE TRANSFER INSTRUCTIONS

                                 See attached.

                           WIRE TRANSFER INSTRUCTIONS


ACCOUNT NAME               PAXSON COMMUNICATIONS CORPORATION

BANK NAME                  FIRST UNION NATIONAL BANK

ABA#:                      063000021

ACCOUNT NUMBER             2090002226777

                     SCHEDULE 2(D)(II) - PERCENTAGE LEASES

                                 See attached.

                                  TAMPA MARKET
              BILLBOARD PROPERTIES ANNUAL LEASED VS % NET REVENUE

------------------------------------------------------------------------------------------------------------------------------------
BB#   LOCATION                     HWY.  DISPLAY  ST/CO/CTY PROPERTY             GROUND       LEASE        CONDITIONS/COMMENTS
                                         SIZE               OWNER                RENT         EXP
------------------------------------------------------------------------------------------------------------------------------------
T-20  E/S US Hwy. 19 S (10815),   US19   14'x48'   Pinellas  Butler Carpet Co.    $  5,500.00   7-10/1099   5500 of 16% net revenue
      .6 of a M/S of 110th Ave.,                   Florida
      Facing N/S

T-26  W/S of 34 St. N. (6190),    US19   14'x48'   Pinellas  Doug Lowery &        $  5,903.57   12-1/1098   10 Yr. Lease w/3% Ann.
      US Hwy. 19 at 62nd Ave.,                     Florida   Ben Sudduth                                    Increases beginning at
      Facing N/S                                                                                            $4800 or 15% gross

T-28  E/S US Hwy. 19 N (7404),    US19   10'x20'   Pasco     Invesco New Port     $  1,500.00   7-30/2007   10 Yrs w/10 Yr. renewal
      .1 of a M/S of Port                          Florida   Richey Corp.                                   option @ same rent of
      Richey Bridge, Facing                                                                                 $1500 or 15% Gr. Income
      N/S

T-31  E/S US Hwy. 19 (16642),     US19   14'x48'   Pasco     Peter Wong &         $  2,000.00   6-2/2007    10 Yrs w/10 Yr. renewal
      5.5 M/N of SR 52                             Florida   Gim Mar                                        option @ $2000 Ann. or
      Facing N/S                                                                                            15% Gross Income

T-56  W/S of US 41 (50th St.),    US41   10.5'x36' Tampa     Outdoor Systems Adv. $  1,597.50   Yr. to Yr.  Yr. to Yr. Lease @1500 +
      .5 of a M/N of Crosstown                     Hillsborough                                 4-1/3-31    6.5% Tax or 25% of Gross
      Expressway, Facing N/S                                                                                whichever is greater

TB-57 W/S of US 301, 2 M/N of     US301  12'x25'   Pasco     Stor-Ete Storage     $  1,200.00   6-30/2005   5 Yrs. w/5 Yr. Renewal
      SR 52 Facing N/S (16031                      Florida                                                  Option Rent $1200 Ann or
      US 301)                                                                                               15% Gross Income

TB-58 E/S of US 301, 50' N of     US301  12'x25'   Pasco     Scotty's Inc.        $  1,272.00   6-23/1998   4 Yr. Lease-Rent + 10%
      Morningside Dr. Facing                       Florida                                                  of Gross Rev. exceeding
      N/S (1720 US 301)                                                                                     sum of Min. Mo. Rent

TB-59 W/S of US 301, .1 of a      US301  12'x25'   Pasco     Enza Orsi            $  1,200.00   8-4/2014    10 Yrs. w/10 Yr. Renewal
      M/S of US 98 Facing                          Florida                                                  Option Rent $1200 or
      N/S (11131 Hwy. 301)                                                                                  10% Net

TB-60 W/S of US 301, .3 of a      US301  12'x25'   Pasco     Enza Orsi            $  1,200.00   6-13/2014   10 Yrs. w/10 Yr. Renewal
      M/S of US 98 Facing                          Florida                                                  Option Rent $1200 Ann.
      N/S (11131 Hwy. 301)                                                                                  or 10% Net

TB-62 N/S of SR 54, 1 M/W of      SR54   12'x25'   Pasco     Dave & Darla         $  1,200.00   8-16/2014   10 Yrs. w/10 Yr. Renewal
      Seven Springs Blvd.                          Florida   Schwendeman                                    Option Rent $1200 Ann.
      Facing E/W (6325 SR 54)                                                                               or 15% Net

------------------------------------------------------------------------------------------------------------------------------------
BB#   LOCATION                     HWY.  DISPLAY  ST/CO/CTY PROPERTY             GROUND       LEASE        CONDITIONS/COMMENTS
                                         SIZE               OWNER                RENT         EXP
------------------------------------------------------------------------------------------------------------------------------------
TB-63 N/S of 2328 SR 54 at Raden  SR54   12'x25'   Pasco     Wendy's Old Fashion  $  1,399.20  8-8/109     5 Yr. Lease @$1399.20
      Dr., .4 of a M/E of US 41,                   Florida   Hamburgers of NY Inc.                         Ann. or 20% Gross
      Facing E/W

TB-67 W/S of Dale Mabry, .2 M/S   SR597  10.6'x36' Pasco     John M. Harris       $  2,400.00  4-2/2026    15 Yrs. w/15 Yr. Renewal
      of US 41 Facing N/S (1635                    Florida   Gretchen W. Harris                            Option Rent $2400 Ann or
      Dale Mabry)                                                                                          15% Net

TB-69 E/S of US Hwy. 19, .8 of    US19   10.6'x36' Pasco     Tri County           $  1,800.00  8-4/2014    10 Yrs. w/10 Yr. Renewal
      a M/S of SR 52 (11138 US                     Florida   Development/Pasco                             Option Rent $1800 Ann. or
      Hwy. 19) Facing N/S                                                                                  35% Gross

TB-71 W/S of I-75, 1.2 M/S of     I-75   10.6'x36' Hernando  Jack Melton          $  2,004.00  6-17/2016   10 Yrs. +10 Yrs:1-5 @
      SR 50 Facing N/S (4400                       Florida   Family, Inc.                                  $167/6-10@$185/11-15@
      Lockhart Rd.)                                                                                        $200/16-20@$220 Mo. or
                                                                                                           15% Net

TB-72 W/S of I-75, 1.8 M/S of     I-75   10.6'x36' Hernando  Jack Melton          $  2,004.00  6-17/2016   10 Yrs. +10 Yrs:1-5 @
      SR 50 Facing N/S (4400)                      Florida   Family, Inc.                                  $167/6-10@$185/11-15@
      Lockhart Rd.)                                                                                        $200/16-20@$220 Mo. or
                                                                                                           15% Net

TB-73 W/S of I-75, 1.3 M/S of     I-75   10.6'x36' Hernando  Jack Melton          $  2,004.00  3-21/2016   10 Yrs. +10 Yrs:1-5 @
      SR 50 Facing N/S (4400)                      Florida   Family, Inc.                                  $167/6-10@$185/11-15@
      Lockhart Rd.)                                                                                        $200/16-20@$220 Mo. or
                                                                                                           15% Net

TB-74 W/S of I-75, 2.3 M/S of     I-75   10.6'x36' Hernando  Jack Melton          $  2,004.00  6-12/2016   10 Yrs. +10 Yrs:1-5 @
      SR50 Facing N/S (4400                        Florida   Family, Inc.                                  $167/6-10@$185/11-15@
      Lockhart Rd.)                                                                                        $200/16-20@$220 Mo. or
                                                                                                           15% Net


TB-75 W/S of I-75, 7 of a M/S     I-75   10.6'x36' Hernando  Jack Melton          $  2,004.00  8-26/2016   10 Yrs. +10 Yrs:1-5 @
      of SR 50 Facing N/S                          Florida   Family, Inc.                                  $167/6-10@$185/11-15@
      (5360 Lockhart Rd.)                                                                                  $200/16-20@$220 Mo. or
                                                                                                           15% Net

TB-76 E/S of I-75, 2.3 M/S of     I-75   10.6'x36' Hernando  Jack Melton          $  2,004.00  3-21/2016   10 Yrs. +10 Yrs:1-5 @
      SR 50 Facing N/S (30107                      Florida   Family, Inc.                                  $167/6-10@$185/11-15@
      Power Line Rd.)                                                                                      $200/16-20@$220 Mo. or
                                                                                                           15% Net

TB-77 E/S of I-75, 2.7 M/S of     I-75   10.6'x36' Hernando  Jack Melton          $  2,004.00  3-21/2016   10 Yrs. +10 Yrs:1-5 @
      SR 50 Facing N/S (30107                      Florida   Family, Inc                                   $167/6-10@$185/11-15@
      Power Line Rd.)                                                                                      $200/16-20@$220 Mo. or
                                                                                                           15% Net

TB-78 S/S of County Line Rd.             10.6'x36' Pasco     Frank Oliver         $  1,200.00  6-31/2026   15 Yrs. w/15 Yr. Renewal
      (15718), .5 M/W of                           Florida                                                 Option Rent $1200 Ann or
      Mariner Blvd., Facing                                                                                10% Net
      E/W (Spring Hill)

------------------------------------------------------------------------------------------------------------------------------------
BB#   LOCATION                     HWY.  DISPLAY  ST/CO/CTY PROPERTY             GROUND       LEASE        CONDITIONS/COMMENTS
                                         SIZE               OWNER                RENT         EXP
------------------------------------------------------------------------------------------------------------------------------------
TB-79 W/S of I-75, 2.5 M/S of     I-75   10.6'x36' Hernando  Jack Melton           $ 2,004.00  5-31/2017   10 Yrs + 10Yrs: 1-5
      SR 50, Facing N/S (4400                      Florida   Family, Inc.                                  @ $167/6-10@$185/
      Lockhard Rd.)                                                                                        11-15@ $200/16-20@
                                                                                                           $220 Mo. or 15% Net

------------------------------------------------------------------------------------------------------------------------------------
BB#   LOCATION                HWY.   FACES   W/S/ DISPLAY   LIT ST/CO/CTY PERMITS  PROPERTY   GROUND    LEASE     CONDITIONS/
                                     O   L   TRI  SIZE                             OWNER      RENT      EXP       COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
T-49  W/S of 66th St. at
      Bryan Dairy Rd.
      Facing N/S

T-50  S/S Bay Pines Blvd.
      (8330), .3 of a M/W of
      Park St., Facing E/W

T-51  E/S US Hwy. 19 S.
      (12737), .5 of M/S of
      Ulmerton Rd. @ 126th
      Ave. N., Facing N/S

T-52  W/S Seminole Blvd.
      (10998), at 110th Ave.
      N., Facing N/S

T-53  W/S of 49th St. N.
      (12650), .4 of a M/S of
      Ulmerton Rd., Facing
      N/S

T-54  W/S of 66th St. N.
      (14444), .6 of a M/N of
      Ulmerton Rd., Facing
      N/S

T-55  S/S of SR 52 (18950),
      .1 of a M/E of US 41
      Facing E/W

T-56  W/S of US 41 (50th
      St.), .5 of a M/N of
      Crosstown Expressway,
      Facing N/S

TB-57 W/S of US 301, 2 M/N of
      SR 52 Facing N/S
      (16031 US 301)

TB-58 E/S of US 301, 50'N of
      Morningside Dr. Facing
      N/S (1720 US 301)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BB#   LOCATION                HWY.   FACES   W/S/ DISPLAY   LIT ST/CO/CTY PERMITS  PROPERTY   GROUND    LEASE     CONDITIONS/
                                     O   L   TRI  SIZE                             OWNER      RENT      EXP       COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
TB-59 W/S of US 301, .1 of a
      M/S of US 98 Facing
      N/S (11131 Hwy. 301)

TB-60 W/S of US 301, .3 of a
      M/S of US 98 Facing N/S
      (11131 Hwy. 301)

TB-61 S/S of SR 54, 100'E of
      Allen Rd. Facing E/W

TB-62 N/S of SR 54, 1 M/W of
      Seven Springs Blvd.
      (just W of Thys Rd.)
      Facing E/W

TB-63 N/S of SR 54, .4 of a
      M/E of US 41 at Raden
      Rd., Facing E/W

TB-64 N/S of SR 52, .3 of a
      M/E of I-75 Facing E/W

TB-65 S/S of SR 50, .4 of a
      M/W of I-75 Facing E/W
      (30220 E. Cortez Blvd.)

TB-66 S/S of SR 50, at
      Junction of CR 570 and
      SR 50, Facing E/W
      (15250 Cortez Blvd.)

TB-67 W/S of Dale Mabry, .2
      M/S of US 41 Facing N/S
      (1635 Dale Mabry)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BB#   LOCATION                HWY.   FACES   W/S/ DISPLAY   LIT ST/CO/CTY PERMITS  PROPERTY   GROUND    LEASE     CONDITIONS/
                                     O   L   TRI  SIZE                             OWNER      RENT      EXP       COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
TB-68 W/S of US Hwy. 19,
      3 M/S of County Line
      Rd. Facing N/S (16309
      US Hwy. 19)

TB-69 E/S of US Hwy. 19, .8
      of a M/S of SR 52
      (11138 US Hwy. 19)
      Facing N/S

TB-70 E/S of US Hwy 19, 1.3
      M/S of SR 52 (10704
      US Hwy. 19) Facing N/S

TB-71 W/S of I-75, 1.2 M/S
      of SR 50 Facing N/S
      (4400 Lockhart Rd.)

TB-72 W/S of I-75, 1.8 M/S
      of SR 50 Facing N/S
      (4400 Lockhart Rd.)

TB-73 W/S of I-75, 2 M/S
      of SR 50 Facing N/S
      (4400 Lockhart Rd.)

TB-74 W/S of I-75, 2.3 M/S
      of SR 50 Facing N/S
      (4400 Lockhart Rd.)

TB-75 W/S of I-75, .7 of a
      M/S of SR 50 Facing N/S
      (5360 Lockhart Rd.)

TB-76 E/S of I-75, 2.3 M/S
      of SR 50 Facing N/S
      (30107 Power Line Rd.)

TB-77 E/S of I-75, 2.7 M/S
      of SR 50 Facing N/S
      (30107 Power Line Rd.)

TB-78 S/S of County Line
      Rd., .5 M/W of Mariner
      Blvd., Facing E/W
      (15718 County Line Rd.)

TB-79 W/S of I-75, 2.5 M/S of
      SR 50, Facing N/S
      (4400 Lockhart Rd.)

T-80  N/S of E. Hillsborough
      Ave. (4130), .2 M/E of
      40th St., Facing E/W

T-81  N/S of E. Hillsborough
      Ave. (1042), .2 M/E of
      Nebraska, Facing E/W

------------------------------------------------------------------------------------------------------------------------------------

                     SCHEDULE 3(F) - FINANCIAL INFORMATION

                                 See Attached.

PAXSON OUTDOOR, INC.
PROFIT AND LOSS SUMMARY
BY LOCATION

TAMPA
==========================

                           JAN      FEB      MAR      APR      MAY      JUN      JUL      AUG      SEP
                          ------------------------------------------------------------------------------
INCOME
Billboard Rentals         50,276   56,160   56,795   56,263   62,003   63,553   64,485   69,858   68,736
                          ------   ------   ------   ------   ------   ------   ------   ------   ------
TOTAL                     50,276   56,160   56,795   56,263   62,003   63,553   64,485   69,858   68,736

DIRECT EXPENSES
Agency Commissions           511      511      511      511      511      511      511      511      511
Local Commissions             --      770      498      758    1,215      762    1,032    1,097    5,537
Ground Rent               16,462   16,462   16,462   16,462   16,462   16,462   16,462   16,462   18,872
Billboard Painting         2,564    2,414    2,783    3,938    1,860    3,495    2,842    6,569   12,655
Bad Debt                     503      842      852      900      620      636      645      698      687
                          ------   ------   ------   ------   ------   ------   ------   ------   ------
TOTAL                     20,040   20,999   21,106   22,569   20,668   21,866   21,492   25,337   38,262

SALES DEPARTMENT
Salaries                   4,687    6,333    6,333    6,333    4,667    6,000    6,500    6,500    6,500
Outside Services              --      618      284       --       --       --       --       --       --
Repairs & Maintenance        151       --       --      113      124       --       --       --       --
Travel Expense               151      168      227      281      372      381       --       --       --
Travel Exp-Meal               --      112       --       56       --       --       --       --       --
Entertainment Exp.            --      112      114       56       62      127       --       --       --
Vehicle Fuel Exp.            191      432      603      422      433      490      267      424      267
Supplies                     151       56      114       56       62       64       --       --       54
                          ------   ------   ------   ------   ------   ------   ------   ------   ------
TOTAL                      5,310    7,831    7,675    7,317    5,720    7,062    6,767    6,924    6,821

ENGINEERING
Billboard - Electric         886      592    2,159    1,274      984    1,155    2,894    2,704    1,940
Billboard - R & M          3,419      168    1,533    1,182    1,302    2,097      967    1,048    2,524
R & M                      1,056      281      227      169      186      191       --       --       --
                          ------   ------   ------   ------   ------   ------   ------   ------   ------
TOTAL                      5,361    1,041    3,919    2,625    2,472    3,442    3,861    3,752    4,464

                            SCHEDULE 3(Y) - EASEMENTS


1. Easement dated June 2, 1995 by and between Bradley Plaza Associates, One, a Florida general partnership, as Grantor, and Paxson Outdoor, Inc., a Florida corporation, as Grantee, as recorded in Official Records Book 9026, Page 1137, of the public records of Pinellas County, Florida.

2. Easement dated November 24, 1987, by and between Kenneth J. and Janet Modzelewski, as Grantors, and D&M Outdoor, Partnership, No. I, as Grantee, as recorded in Official Records Book 1678, Page 1427, of the public records of Pinellas County, Florida.

                              DISCLOSURE SCHEDULE

(d) Seller is solely responsible for the payment of any fees or brokerage commission due CEA and will hold Buyer harmless from any such obligation.

(e)&(n) Location T-19's landlord is unknown and attempts to locate the underlying fee owner have been unsuccessful. To the extent Buyer is required to or reasonably decides to pay any back rent for periods prior to the Effective Date to the owner/lessor of this Location in order to retain the Location, the Seller shall promptly reimburse Buyer for such back rent upon demand by Buyer.

(g)&(n) Courtesy Leasing, Inc. still has UCC-1 financing statements on file against Paxson Outdoor, Inc. even though their security interest no longer exists. These UCC-1 Financing Statements will be terminated of record at or before the Closing.

(j) Buyer has filed suit against Seller [Universal Outdoor, Inc. v. Paxson Communications Corporation, Case No. CI 96-8914] and this lawsuit will be settled and dismissed upon the Closing.

                                                                  EXHIBIT 10.187

                                                                October 28, 1997


EYEMARK ENTERTAINMENT, a business unit of CBS Inc. ("EYEMARK,") 10877 Wilshire Boulevard, 9th Floor, Los Angeles, California 90024 and PAXSON COMMUNICATIONS CORPORATION, 601 Clearwater Park Road, West Palm Beach, Florida 33406 ("Licensee") agree as follows respecting a license of exhibition rights in the television series entitled "PROMISED LAND" (the "Series").

         1. LICENSED RIGHTS. Subject to Licensee's fulfillment of all of its obligations hereunder (including without limitations its payment obligations under paragraph 6 below), EYEMARK hereby grants to Licensee the right to make up to ten (10) PAX NET Telecasts (as hereinafter defined) of each program of the Series Library (as hereinafter defined) during the License Term (as hereinafter defined) in the Telecast Territory (as hereinafter defined) in accordance with the terms and conditions of this agreement.

         2 PAXNET TELECAST. NET "PACX Telecast" means a simultaneous telecast, transmission and/or exhibition by the television network now known as the PAX NET network (i e., the network owned and/or controlled by Licensee) distributed by any or all of the following methods or outlets to homes: over-the-air free broadcast television stations, multichannel, multipoint distribution systems ("MMDS"), local/regional cable channels (and no national channel), encrypted direct-to home satellite, Password Protected "Web-TV," and Password Protected Internet Television, as defined hereinbelow. EYEMARK agrees that, in lieu of distribution on the Internet by means of Password Protected Internet Television, Licensee may submit to EYEMARK an alternative proposal for an effective mechanism to preclude Internet users outside the Telecast Territory from accessing the telecast or exhibition, which proposal shall be subject to EYEMARK's prior written approval, not to be unreasonably withheld. The television devices, methods and improvements referred to herein include so called "booster" or "translator" stations and relay systems, as well as satellite or antenna systems which receive or retransmit or redistribute television signals by wire or cable correction or home satellite devices to television receiving sets. The term "Internet" means a global network of interconnected computer networks, each using the Transmission Control Protocol/Internet Protocol and/or such other standard network interconnection protocols as may be adopted from time to time, which is used to transmit content that is directly or indirectly delivered to a computer or other digital electronic device for display to an end-user, whether such content is delivered through on-line browsers, off-line browsers, or through "push" technology, electronic mail, broadband distribution, satellite, wireless or otherwise. The term "Password Protected" means access which is limited to users that lawfully obtain and input a sensitive password which can neither be obtained nor used outside of the Telecast Territory.

         3. LICENSE TERM. The "License Term" shall be for an initial four (4) year period commencing August 28, 2000 and continuing through and including August 27, 2004. If CBS

(or any successor network licensee of new Series episodes) elects to order additional original new episodes of the Series for any broadcast season(s) subsequent to the 1997/1998 broadcast season, then provided that the network broadcast of new Series episodes is in prime time the License Term shall automatically be extended by eight (8) months for each such broadcast season(s) for which new episodes are produced; provided, however, that with respect to extension of the Series Term for original new Series episodes produced for the 2002/2003 broadcast season only, the Series Term shall be further extended by an additional one (l) year period (i.e., a total extension of twenty (20) months). If CBS does not elect to order production of new Series episodes (and provided there is no successor network licensee of new Series episodes) for the 1998/1999 and/or the 1999/2000 broadcast seasons, then the four (4) year License Term may instead commence, at Licensee's option, August 28 of the broadcast season immediately subsequent to the last network broadcast season of the Series (e.g., September 1, 1998, if the Series is not picked up for the 1998/1999 broadcast season).

         4. SERIES LIBRARY. At the commencement of the License Term, the "Series Library" shall include all Series episodes produced for initial broadcast over the CBS Television Network ("CBS Broadcast") in the 1996/1997, 1997/1998 broadcast seasons, respectively, and the 1998/1999 and 1999/2000 broadcast seasons if the Series is ordered for network broadcast by CBS (or any successor network licensee) for such applicable broadcast season. EYEMARK represents and warrants that (subject to the occurrence of any Force Majeure Event, as defined the Terms and Conditions attached hereto) upon commencement of the License Term, the Series Library shall include no fewer than forty-four (44), one-hour Series episodes. In addition, the Series Library shall include all episodes produced for initial CBS Broadcast (or for initial broadcast by any successor network licensee) in any subsequent broadcast seasons, effective upon their respective "Date of Availability". For each such subsequent broadcast season of new Series episodes, if any, the Date of Availability shall be the last Monday in the month of August following such applicable broadcast season. Nothing contained herein shall obligate CBS to produce any additional new Series episodes, or to broadcast or license the broadcast of the Series over the CBS (or any other) Television Network.

         5. TELECAST TERRITORY. The "Telecast Territory" shall include the United States, its territories and possessions and Puerto Rico (English language only)

         6 PAYMENT. For each episode of the Series Library, Licensee agrees to pay EYEMARK the following license fees:

         (a) For each Series Library episode produced for initial network broadcast for each of the 1996/1997 through and including the 1999/2000 broadcast seasons, Licensee agrees to pay EYEMARK the per episode sum of Four Hundred Thousand Dollars ($400,000) per one-hour of programming (i.g. the licensee fee for a two-hour episode shall be $800,000);

         (b) For each Series Library episode produced for initial network broadcast in any season subsequent to the 1999/2000 broadcast (i.e., commencing with the 2000/2001 broadcast season), the license fee shall be increased by five percent (5%) on annual cumulative basis.

         Each episodic fee shall constitute payment in full for up to ten (10) PAX NET Telecasts of each such Series Library episode. Twenty percent (20%) of the aggregate episodic license fees for all available Series Library episodes shall be paid on or before December 31, 1997, with the balance of such fees to be payable in forty-eight (48) equal consecutive monthly installments thereafter commencing September 1, 2000 (provided that if the License Term commences earlier, the payments shall commence September 1 of such applicable year). For each additional broadcast season to become available as part of the Series Library. Licensee shall pay the aggregate fees for such additional episodes in forty-eight (48) equal monthly payments payable over forty-eight (48) consecutive months commencing September 1 of the broadcast season of the Date of Availability of such episodes; provided, however, that if the remaining period of the License Term is less than forty-eight (48) consecutive months from the applicable Date of Availability, the outstanding balance shall immediately become payable in equal consecutive monthly installments over the balance of the License Term.

         7. SCHEDULING OF TELECAST: Licensee shall have the right to schedule its PAX NET Telecasts during primetime or non-primetime viewing hours or any combination hereof, at its election; provided, however, that no such telecast shall occur during the regularly scheduled time period of any CBS Broadcast (or broadcast by any successor network licensee of new Series episodes, if applicable) of the Series, as it may change from time to time. In connection therewith, EYEMARK acknowledges and agrees that such CBS Broadcast protection shall only extend to prohibit Licensee from exhibition of the Series Library in up to two (2) different time periods in two (2) time zones. (For example, if the CBS Broadcast occurs at 8:00 PM Pacific and East Standard Time and 7:00 PM Central Time, then each such time period will be protected in the relevant time zone. However, if the CBS Broadcast occurs in more than two (2) time periods in different time zones (e.g. 6:00 PM Pacific, 7:00 PM Central and 8:00 PM Eastern) then CBS (or any successor network Licensee) shall only have the right to protect against concurrent broadcast in two (2) of such three (3) times zones (as selected by CBS)). Licensee shall have the right to take a double run of an episode (i.e. to treat two (2) PAX NET Telecasts of a Series Library Episode during any twenty-four (24) hour period as one (1) PAX NET Telecast); provided, however, that in the event any such double run triggers the payment of additional residuals (i,e. each of the runs of the double runs requires payment of residuals), Licensee agrees to pay such additional residuals.

         8. TELECAST EXCLUSIVITY. During the License Term, the Series Library shall be exclusive to Licensee in the Telecast Territory in television (including free pay, subscription or other form(s) of television exploitation), subject to CBS's right to continue to produce and broadcast the Series or to license the broadcast of new Series episodes (along with repeats) to any other television network, should CBS elect not to broadcast the Series in subsequent seasons. It is expressly understood and agreed that between EYEMARK and Licensee, EYEMARK retains all other rights with respect to the Series and the Series Library, including, without limitation, all copyright (including all rights to receive cable and satellite copyright royalties) and all rights of exploitation outside the Telecast Territory and, within the Telecast Territory, in-flight, home video, theatrical and non theatrical rights, all foreign language versions and dubbing rights, and all ancillary and subsidiary rights in the Series and Series Library, including, without limitation, music, phonographic recording rights, publishing and merchandising rights (subject to the grant of rights in Paragraph 11 herein-below). With respect to such reserved rights, EYEMARK retains the right freely to exploit such rights during the License Term. Licensee acknowledges and agrees that any spillover within the Telecast Territory from telecasts originating outside the Telecast Territory shall not be deemed to be a breach of this agreement by EYEMARK.

         9. PUBLICITY AND ADVERTISING. Licensee shall have the right to publicize and advertise all authorized exploitation hereunder of the episodes throughout the Telecast Territory during the License Term. In connection therewith, Licensee shall have the right to: (I) publish and to license and authorize others to publish synopses and summaries of and excerpts (not to exceed one hundred (100) words in length) from the episodes in newspapers, magazines, trade periodicals and in all other media of advertising and publicity; (ii) broadcast by radio and television and to license and authorize others to so broadcast, prior to telecast of a Series episode, clips from that episode (not to exceed two (2) minutes in length); and (iii) in connection with such clips, to use the name, likeness and voice of any actor rendering services in connection with all episodes (i.e. series regulars); provided however that all of the foregoing contained in Paragraph 9 shall be subject to any limitations furnished by EYEMARK (including contractual restrictions) and provided further that any such use shall not constitute an express or implied endorsement of any product or service. In any print advertisement Licensee shall include the logo and trademark/tradename for EYEMARK and/or CBS Productions, as designated by EYEMARK.

         10. PROMOTIONAL MATERIAL EYEMARK agrees to provide to Licensee, for use only during the License Term in The Telecast Territory and only in connection with promotion of a PAX NET Telecast of the Series, all promotional material made available to EYEMARK by the CBS Television Network, including, without limitation, all on-air promotional spots and all original artwork and/or graphics used in connection with the preparation of any print media or on-air campaigns or promotions for the Series. EYEMARK acknowledges and agrees that Licensee shall have the right to edit, reformat, and/or use all or any portion of any such furnished materials. Notwithstanding the foregoing, Licensee acknowledges and agrees that it will not be furnished with any promotional materials in which the CBS Television Network does not have sufficient rights or clearances for Licensee's use. Licensee further acknowledges that it will not be furnished with any Series promotional material which is part of any CBS institutional advertising promotion or campaign (e.g., any "Welcome Home" spots), and that it will not be furnished with any such materials that currently are in use in connection with promotion of broadcast of the Series. In addition, Licensee agrees to finish any credits required under any applicable guild agreements and further agrees that it will abide by any contractual obligations of CBS in connection with the furnishing of any such credits; provided, that EYEMARK has timely advised Licensee of any such contractual restrictions and/or requirements in writing.

         11. SERIES LICENSED MERCHANDISE. EYEMARK agrees prospectively (i.e., with respect to all future agreements) to cause its Series merchandise licensees and/or merchandising agents to make available to Licensee any Series merchandise at wholesale pricing with quantity discounts based on bulk purchases. With respect to any Series licensing and/or agency agreements entered into prior to the date of this agreement, EYEMARK shall be obligated to use best efforts to secure for Licensee such merchandise at quantity discounts. EYEMARK further agrees that Licensee may resell such Series merchandise, subject to written approval in each instance by EYEMARK (to be exercised in its sole discretion) with respect to each and all of the following: (a) the method and manner of resale distribution (including approval of all distribution methods and outlets), (b) the pricing; (c) all advertising, marketing and publicity in connection with such resale and (d) the use of any of the trademarks and logos in connection with the Series. EYEMARK will consider in good faith all proposals by Licensee for additional license agreements to be entered into between EYEMARK and manufacturers of Series merchandise; provided that, as between EYEMARK and Licensee, EYEMARK shall have the sole right of control and approval, to be exercised in EYEMARK'S sole discretion, over all such agreements and all the terms and conditions thereof. In connection with the grant of rights hereunder, Licensee acknowledges that EYEMARK is subject to a pre-existing exclusive agency representation agreement in connection with licensing of Series merchandise and that all rights granted hereunder shall be subject to any limitations imposed thereunder.

         12. RESIDUALS. EYEMARK shall have responsibility for payment of residuals in connection with Licensee's authorized PAX NET Telecasts hereunder. In connection therewith, the parties acknowledge and agree that the license fees payable under paragraph 6 above are predicated on payment by EYEMARK of residuals at the domestic syndication rerun rate under all applicable guild agreements. In the event that any PAX NET Telecasts trigger payment of residuals at a higher rate (e.g., a "network" rerun rate), the parties agree that the license fees shall be increased by the amount of any excess residuals (i.e., by the amount of the difference between the applicable domestic syndication rate and the actual rate charged for the run, times the number of telecasts for which such rate is charged). In the event that Licensee negotiates for and causes a reduction in the residual rate to be charged for the PAX NET Telecasts hereunder below the then-current domestic syndication rate, CBS agrees to reduce the license fees by the amount of any such savings. Upon request by EYEMARK, Licensee agrees to execute a standard guild Assumption Agreement for payment of any "excess residuals" in the event any guild makes a determination that any rate higher than the domestic syndication rerun rate will apply to any PAX NET Telecast under this Agreement.

         13. ADDITIONAL PROVISIONS. This agreement includes additional terms and conditions attached hereto as "Terms and Conditions" and incorporated herein by this reference

         14. NOTICES. Notices must be in writing, certified mail, telegraphed, hand-delivered, or sent by facsimile to the party concerned, effective on the date so sent, at the address specified in the opening paragraph of this agreement, or at such other addresses as may be subsequently designated in writing by such party. When sent by certified mail, notice must also be accompanied by send a facsimile copy thereof. When sent to EYEMARK, notices shall be to the attention of the Senior Vice President, Business Affairs, with a courtesy copy to the attention of the CBS Law Department at 7800 Beverly Boulevard, Los Angeles, California 90036. When sent to Licensee, notices shall be to the attention of President, Paxson Television Network, with a courtesy copy to the attention of the General Counsel, Paxson Television Network

         15. CONFIDENTIALITY. Neither party shall at any time in any manner or form publicize or advertise the existence of, or the financial terms of, this agreement, except as mutually agreed by the parties or otherwise required under law. The parties shall mutually approve the content and timing of press releases relating to this agreement; provided, however, that the parties agree that a mutually approved press statement will be released not later than November 18, 1997 (provided this agreement has been fully executed by such date).

         IN WITNESS WHEREOF the parties have executed this agreement as of the date first written above.

                                             EYEMARK ENTERTAINMENT
                                             A Business Unit of CBS Inc.


                                             By /s/
                                                -----------------------------
                                             Its President
                                                -----------------------------


ACCEPTED AND AGREED:

PAXSON COMMUNICATIONS CORPORATION

By  /s/
    ------------------------------
Its Chairman
    ------------------------------

DB

                                 SCHEDULE IV
                       TO BORROWER'S SECURITY AGREEMENT


                                   VEHICLES


Not Applicable.

                                  SCHEDULE V
                       TO BORROWER'S SECURITY AGREEMENT

                          FILINGS AND OTHER ACTIONS
                    REQUIRED TO PERFECT SECURITY INTERESTS

                    Uniform Commercial Code Filings

                    a. File in the following:

                       Georgia - Secretary of State and DeKalb County

                    b. Precautionary Statement - Should file in the following:


                       Virginia - Secretary of State and City of Norfolk Florida - Secretary of State

                    Patent and Trademark Filings

                                See Attached.

                    Other Actions